PROSPECTUS SUPPLEMENT
(to Prospectus dated April 8, 2011)

Guggenheim Strategic Opportunities Fund

Up to 4,875,670 Common Shares

     Guggenheim Strategic Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes. The Fund cannot ensure investors that it will achieve its investment objective.

     The Fund will seek to achieve its investment objective by investing in a wide range of fixed-income and other debt and senior equity securities (“Income Securities”) selected from a variety of sectors and credit qualities, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”) that the Fund’s sub-adviser believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities.

     The Fund has entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) among the Fund, the Fund’s investment advisor, Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”), and Cantor Fitzgerald & Co. (“Cantor Fitzgerald”) relating to the Fund's common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the Sales Agreement, the Fund may offer and sell up to 4,875,670 Common Shares, from time to time, through Cantor Fitzgerald as agent for the Fund for the offer and sale of Common Shares.

     Cantor Fitzgerald will be entitled to compensation up to 200 basis points of the gross proceeds of the sale of any Common Shares under the Sales Agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and Cantor Fitzgerald from time to time. In connection with the sale of the Common Shares on behalf of the Fund, Cantor Fitzgerald may be deemed to be an “underwriter” within the meaning of the 1933 Act and the compensation of Cantor Fitzgerald may be deemed to be underwriting commissions or discounts.

     Sales of Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

     The Fund’s currently outstanding Common Shares are, and the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus will be, listed on the New York Stock Exchange (“NYSE”) under the symbol “GOF.” As of December 9, 2011 the last reported sale price for the Fund’s Common Shares on the NYSE was $20.51 per share. The net asset value (“NAV”) per share of the Fund’s Common Shares as of the close of business on December 9, 2011 was $18.65.

(continued on following page)

     Investing in the Fund’s Common Shares involves certain risks. See “Risks” beginning on page S–7 of this Prospectus Supplement and on page 51 of the accompanying Prospectus. You should consider carefully these risks together with all of the other information contained in this Prospectus Supplement and the accompanying Prospectus before making a decision to purchase Common Shares.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Cantor Fitzgerald & Co.

This Prospectus Supplement is dated December 16, 2011.

(continued from previous page)

     This Prospectus Supplement, together with the accompanying Prospectus, dated April 8, 2011, set forth concisely the information that you should know before investing in the Fund’s Common Shares. You should read this Prospectus Supplement and the accompanying Prospectus, which contain important information about the Fund, before deciding whether to invest, and you should retain them for future reference. A Statement of Additional Information, dated April 8, 2011 (the “SAI”), as supplemented from time to time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into the accompanying Prospectus. This Prospectus Supplement, the accompanying Prospectus and the SAI are part of a “shelf” registration statement filed with the SEC. This Prospectus Supplement describes the specific details regarding this offering, including the method of distribution. If information in this Prospectus Supplement is inconsistent with the accompanying Prospectus or the SAI, you should rely on this Prospectus Supplement. You may request a free copy of the SAI, the table of contents of which is on page 86 of the accompanying Prospectus, or request other information about the Fund (including the Fund’s annual and semi-annual reports) or make shareholder inquiries by calling (800) 345-7999 or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov). Free copies of the Fund’s reports and the SAI also are available from the Fund’s website at www.guggenheimfunds.com/gof.

     The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them in the accompanying Prospectus.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

     This Prospectus Supplement and the accompanying Prospectus contain or incorporate by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Fund’s plans, strategies, and goals and our beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this Prospectus Supplement and the accompanying Prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.

     You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus in making your investment decisions. The Fund has not and Cantor Fitzgerald has not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund and Cantor Fitzgerald take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. This Prospectus Supplement and the accompanying Prospectus do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this Prospectus Supplement and in the accompanying Prospectus is accurate only as of the respective dates on their front covers. The Fund’s business, financial condition and prospects may have changed since such dates. The Fund will advise investors of any material changes to the extent required by applicable law.

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PROSPECTUS SUMMARY

     This is only a summary of information contained elsewhere in this Prospectus Supplement and the accompanying Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s Common Shares. You should carefully read the more detailed information contained in this Prospectus Supplement and the accompanying Prospectus, dated April 8, 2011, especially the information set forth under the headings “Investment Objective and Policies” and “Risks” prior to making an investment in the Fund. You may also wish to request a copy of the Fund’s Statement of Additional Information, dated April 8, 2011 (the “SAI”), which contains additional information about the Fund. Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them in the accompanying Prospectus.

The Fund
Guggenheim Strategic Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company that commenced operations on July 26, 2007. The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Fund’s common shares of beneficial interest, par value $0.01 per share, are called “Common Shares” and the holders of Common Shares are called “Common Shareholders” throughout this Prospectus Supplement and the accompanying Prospectus.

Management of the Fund
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund. Guggenheim Partners Asset Management, LLC (the “Sub-Adviser”) is responsible for the management of the Fund’s portfolio of securities. Each of the Investment Adviser and the Sub-Adviser are subsidiaries of Guggenheim Partners, LLC (“Guggenheim Partners”). Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundation insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $100 billion of assets as of June 30, 2011. Guggenheim Partners is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Listing and Symbol
The Fund’s currently outstanding Common Shares are, and the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus will be, listed on the New York Stock Exchange (the “NYSE”) under the symbol “GOF.” As of December 9, 2011, the last reported sale price for the Fund’s Common Shares was $20.51. The net asset value (“NAV”) per share of the Fund’s Common Shares at the close of business on December 9, 2011, was $18.65.

Distributions
The Fund has paid distributions to Common Shareholders monthly since inception. Payment of future distributions is subject to approval by the Fund’s Board of Trustees, as well as meeting the covenants of any outstanding borrowings and the asset coverage requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

S–1

The Offering
The Fund has entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor Fitzgerald”) relating to the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the Sales Agreement, the Fund may offer and sell up to 4,875,670 Common Shares, from time to time, through Cantor Fitzgerald as the Fund's agent for the offer and sale of the Common Shares.
Sales of Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. See “Plan of Distribution” in this Prospectus Supplement.
The Common Shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of the Prospectus and this Prospectus Supplement describing the method and terms of the offering of Common Shares.
Under the Investment Company Act of 1940, as amended, the Fund may not sell Common Shares at a price below the then current NAV per Common Share, after taking into account any commission or discount.

Risks
See “Risks” beginning on page S–7 of this Prospectus Supplement and on page 51 of the accompanying Prospectus for a discussion of factors you should consider carefully before deciding to invest in the Fund’s Common Shares.

Use of Proceeds
The Fund intends to invest the net proceeds of this offering in accordance with its investment objective and policies as stated in the accompanying Prospectus. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of this offering in accordance with its investment objective and policies within three months of the receipt of such proceeds. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to use the proceeds of this offering primarily for any of these purposes.

S–2

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund’s financial performance. Except where noted, the information in this table is derived from the Fund’s financial statements audited by Ernst & Young LLP, independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in this Prospectus Supplement.

							For the period
	For the		For the		For the		July 27, 2007*
Per share operating performance	Year Ended		Year Ended		Year Ended		through
for a Common Share outstanding throughout the period	May 31, 2011		May 31, 2010		May 31, 2009		May 31, 2008
Net asset value, beginning of period	$17.56		$12.42		$17.52		$19.10	(b)
Income from investment operations
Net investment income (a)	1.94		1.76		1.06		0.79
Net realized and unrealized gain (loss) on investments,
options, futures, swaps and unfunded commitments	2.49		5.23		(4.31)		(0.99)
Total from investment operations	4.43		6.99		(3.25)		(0.20)
Common Share offering expenses charged
to paid-in-capital	–		–		–		(0.04)
Distributions to Common Shareholders
From and in excess of net investment income	(1.88)		(1.85)		(1.36)		(0.98)
Return of capital	–		–		(0.49)		(0.36)
Total distributions	(1.88)		(1.85)		(1.85)		(1.34)
Net asset value, end of period	$20.11		$17.56		$12.42		$17.52
Market value, end of period	$22.32		$17.46		$11.53		$16.78
Total investment return (c)
Net asset value	26.14%		59.06%		-18.37%		-1.40%
Market value	40.85%		70.37%		-19.51%		-9.41%
Ratios and supplemental data
Net assets, applicable to Common Shareholders, end
of period (thousands)	$187,333		$161,783		$113,076		$159,509
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, excluding interest expense	1.85	%(d)	1.98	%(d)	2.06	%(d)	1.72	%(d)(e)
Total expenses, including interest expense	2.69	%(d)	2.97	%(d)	3.25	%(d)	3.36	%(d)(e)
Net investment income, including interest expense	10.20%		11.30%		7.84%		5.08	%(d)
Portfolio turnover (f)	64%		67%		58%		210%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$80,670		$69,117		$31,085		$76,016
Asset coverage per $1,000 of indebtedness (g)	$3,322		$3,341		$4,638		$3,098

*	Commencement of operations.
(a)	Based on average shares outstanding during the period.
(b)	Before deduction of offering expenses charged to capital.
(c)
Total investment return is calculated assuming a purchase of a Common Share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)
The ratios of total expenses to average net assets applicable to Common Shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, expense ratios would increase by 0.03% for the period ended May 31, 2011, 0.05% for the year ended May 31, 2010, 0.08% for the year ended May 31, 2009, and 0.04% for the year ended May 31, 2008.

(e)	Annualized.
(f)	Portfolio turnover is not annualized for periods less than a year.
(g)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

S–3

SUMMARY OF FUND EXPENSES

     The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The table is based on the capital structure of the Fund as of May 31, 2011 (except as noted below), after giving effect to the anticipated net proceeds of this offering and assuming that the Fund incurs the estimated offering expenses. The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)	2.00	%(1)
Offering expenses borne by the Fund (as a percentage of offering price)	0.60	%(2)
Automatic Dividend Reinvestment Plan fees(2)	None
	Percentage of Net Assets
Annual Expenses	Attributable to Common Shares(4)
Management fees(5)	1.40%
Interest expense(6)	0.75%
Acquired fund fees and expenses	0.03%
Other expenses(7)	0.42%
Total annual expenses	2.60%

(1)
Represents the estimated commission with respect to the Common Shares being sold in this offering. Cantor Fitzgerald will be entitled to compensation up to 200 basis points of the gross proceeds of the sale of any Common Shares under the Sales Agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and Cantor Fitzgerald from time to time. The Fund has assumed that Cantor Fitzgerald will receive a commission of 2.00% of the gross sale price of the Common Shares sold in this offering.

(2)
Offering expenses payable by the Fund will be deducted from the proceeds from this offering. The Fund will pay offering expenses out of the proceeds of any sales of Common Shares pursuant to this Prospectus Supplement in an amount equal to 0.60% of the offering price of such Common Shares, not to exceed the Fund’s actual offering costs, which are estimated to be $400,000. The Investment Adviser has agreed to pay offering expenses of the Fund (other than the sales load) that exceed 0.60% of the aggregate public offering price of the Common Shares sold in this offering.

(3)
You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See “Automatic Dividend Reinvestment Plan” in the accompanying Prospectus.

(4)
Based upon average net assets applicable to Common Shares during the year ended May 31, 2011 after giving effect to the anticipated net proceeds of this offering. Assumes the Fund sells 4,875,670 Common Shares at an offering price of $20.51 (the last reported sale price per share for the Fund's Common Shares on the NYSE as of December 9, 2011). The price per share of any sale of Common Shares may be greater or less than the price assumed herein, depending on the market price of the Common Shares at the time of any sale. There is no guaranty that there will be any sales of Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. The number of Common Shares actually sold pursuant to this Prospectus Supplement and the accompanying Prospectus may be less than as assumed herein.

(5)
The Fund pays an investment advisory fee to the Investment Adviser in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.

(6)
Includes interest payments on borrowed funds and interest expense on reverse repurchase agreements. Interest payments on borrowed funds is based upon the Fund’s outstanding Financial Leverage as of May 31, 2011, which included Borrowings under the Fund’s committed facility agreement in an amount equal to 8.4% of the Fund’s Managed Assets, at an annual interest rate cost to the Fund of 1.10% and Borrowings under the TALF program in an amount equal to 3.9% of the Fund’s Managed Assets, at an annual interest rate cost to the Fund of 3.80%. The actual amount of interest payments by the Fund will vary over time in accordance with the amount of Borrowings and variations in market interest rates. Interest expenses on reverse repurchase agreements assumes the use of leverage in the form of reverse repurchase agreements representing 17.8% of the Fund’s Managed Assets at an annual interest cost to the Fund of 1.93%. The actual amount of interest expense on reverse repurchase agreements borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements and variations in market interest rates.

(7)	Other expenses are estimated based upon those incurred during the current fiscal year.

S–4

Example

     As required by relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of 2.60% of net assets attributable to Common Shares, (2) the sales load of $20 and estimated offering expenses of $6, and (3) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$52	$105	$160	$312

*
The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that all dividends and distributions are reinvested at net asset value.

S–5

CAPITALIZATION

     The Fund may offer and sell up to 4,875,670 Common Shares, from time to time, through Cantor Fitzgerald as the Fund's agent for the offer and sale of Common Shares under this Prospectus Supplement and the accompanying Prospectus. The table below assumes the sale of 4,875,670 Common Shares, at a price of $20.51 per share (the last reported sale price for the Fund's Common Shares on the NYSE as of December 9, 2011). The price per share of any sale of Common Shares may be greater or less than the price assumed herein, depending on the market price of the Common Shares at the time of any sale. There is no guaranty that there will be any sales of Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. The number of Common Shares actually sold pursuant to this Prospectus Supplement and the accompanying Prospectus may be less than as assumed herein. To the extent that the market price per share of the Fund's Common Shares, less any distributing commission or discount, is less than the then current NAV per Common Share on any given day, the Fund will instruct Cantor Fitzgerald not to make any sales on such day.

The following table sets forth the Fund’s capitalization at May 31, 2011:

(i)	on a historical basis;
(ii)
on an as adjusted basis, as of December 9, 2011, to reflect the issuance of an aggregate of 36,478 Common Shares pursuant to the Fund’s Automatic Dividend Reinvestment Plan and a decrease of $4,605,490 of outstanding Leverage; and

(iii)
on an as further adjusted basis to reflect the assumed sale of 4,875,670 of Common Shares at a price of $20.51 per share (the last reported sale price for the Fund's Common Shares on the NYSE as of December 9, 2011), in an offering under this Prospectus Supplement and the accompanying Prospectus less the assumed commission of $2,000,000 (representing an estimated commission paid to Cantor Fitzgerald of 2.00% of the gross proceeds of the sale of Common Shares effected by Cantor Fitzgerald in this offering) and estimated offering expenses payable by the Fund of $400,000.

			As Further
		As Adjusted	Adjusted
	Actual	(unaudited)	(unaudited)
Short-Term Debt:
Leverage	$80,670,361	$76,064,871	$76,064,871
Common Shareholder’s Equity:
Common shares of beneficial interest, par value $0.01
per share; unlimited shares authorized, 9,317,708 shares
issued and outstanding (actual), 9,354,186 shares issued
and outstanding (as adjusted), and 14,229,856 shares issued
and outstanding (as further adjusted)	93,177	93,542	142,299
Additional paid-in capital	169,360,097	170,067,796	267,525,497
Net unrealized appreciation on investments	16,252,747	16,252,747	16,252,747
Accumulated net realized gain on investments	709,042	709,042	709,042
Accumulated net investment income	917,740	917,740	917,740
Net assets	$187,332,803	$188,040,867	$285,547,325

S–6

USE OF PROCEEDS

     Sales of Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. Assuming the sale of all Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $20.51 per share on the NYSE as of December 9, 2011, the net proceeds to the Fund from this offering will be approximately $97,600,000 after deducting the estimated commission and estimated offering expenses. There is no guaranty that there will be any sales of Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. The number of Common Shares, if any, actually sold under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than $20.51, depending on the market price of the Fund's Common Shares at the time of any such sale. As a result, the actual net proceeds received by the Fund may be more or less than the amount of net proceeds estimated in this paragraph.

     The Fund intends to invest the net proceeds from this offering in accordance with its investment objective and policies as stated in the accompanying Prospectus. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds from this offering in accordance with its investment objective and policies within three months of the receipt of such proceeds. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to use the proceeds from this offering primarily for any of these purposes.

RISKS

     Investors should consider the following risk factors and special considerations associated with investing in the Fund described in this Prospectus Supplement as well as the risk factors described under “Risks” in the accompanying Prospectus. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested.

Risk Associated with Recent Market Developments.

     While U.S. and global markets had experienced extreme volatility and disruption for an extended period of time, 2010 and the beginning of 2011 witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Since 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, have begun to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. A return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

Regulation Risk

     In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. Neither the Investment Adviser nor the Sub-Adviser can predict the effects of these regulations on the Fund’s portfolio. The Investment Adviser and the Sub-Adviser intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

United States Credit Rating Downgrade Risk

     The events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and the resulting agreement could adversely affect the Fund’s ability to achieve its investment objective. On August 5, 2011,

S–7

S&P lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. Neither the Investment Adviser nor the Sub-Adviser can predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Investment Adviser and the Sub-Adviser intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so and the Investment Adviser and the Sub-Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

RECENT DEVELOPMENTS

     The following information supplements the information contained under corresponding headings in the accompanying Prospectus or related Statement of Additional of Information.

Distributions

     The Fund has paid distributions to Common Shareholders monthly since inception. Payment of future distributions is subject to approval by the Fund’s Board of Trustees, as well as meeting the covenants of any outstanding borrowings and the asset coverage requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

Since the end of the fiscal year ended May 31, 2011, the Fund has paid monthly distributions as follows:

Distribution Per
Payment Date	Common Share
June 30, 2011	$0.1540
July 29, 2011	$0.1540
August 31, 2011	$0.1540
September 30, 2011	$0.1540
October 31, 2011	$0.1540
November 30, 2011	$0.1540

Senior Securities and Other Financial Leverage

 The following table sets forth information about the Fund’s outstanding Financial Leverage:

		Total Amount	Asset Coverage
Fiscal Year Ended	Type of Leverage	Outstanding	Per $1,000
May 31, 2011	Total Leverage	$80,670,361	$3,322
	Committed Facility Agreement	$22,432,914
	Reverse Repurchase Agreements(1)	$47,618,513
	TALF Program(1)	$10,618,934

(1)
As a result of the Fund having earmarked or segregated cash or liquid securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the SEC, the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

Market and Net Asset Value Information

     The following table sets forth, for each of the periods indicated, the high and low closing market prices for the Common Shares on the NYSE, as well as the NAV per Common Share and the premium or discount to NAV per Common Share at which the Common Shares were trading on the date of the high and low closing prices. The Fund calculates its NAV as of the close of business, usually 5:00 p.m. Eastern time, every day on which the NYSE is open. See “Net Asset Value” for information as to the determination of the Fund’s NAV.

S–8

			NAV per Common		Premium/(Discount)
			Share on Date of Market		on Date of Market
	Market Price		Price High and Low(1)		Price High and Low(2)
During Quarter Ended	High	Low	High	Low	High	Low
November 30, 2011	$20.62	$18.63	$18.63	$17.92	10.68%	3.96%
August 31, 2011	22.23	17.33	20.07	18.86	10.76	(8.11)
May 31, 2011	22.82	20.14	20.10	19.59	11.04	2.81

(1)	Based on the Fund’s computations.
(2)	Calculated based on the information presented. Percentages are rounded.

      The last reported sale price, NAV per Common Share and percentage premium to NAV per Common Share on December 9, 2011 was $20.51, $18.65 and 9.97%, respectively. The Fund cannot predict whether its Common Shares will trade in the future at a premium to or discount from NAV, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV. The Fund’s Common Shares have in the past traded below their NAV. As of December 9, 2011, 9,354,186 Common Shares of the Fund were outstanding.

The Fund’s Investments – Portfolio Turnover

For the fiscal year ended May 31, 2011, the Fund’s portfolio turnover rate was 64%.

Use of Financial Leverage

     The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc. (“BNP Paribas”) pursuant to which the Fund may borrow up to $30 million. As of May 31, 2011, outstanding Borrowings under the committed facility agreement were approximately $22.4 million, which represented approximately 8.4% of the Fund’s Managed Assets as of such date. The Fund invests a portion of its Managed Assets through participation in the Term Asset-Backed Securities Loan Facility program (the “TALF Program”), a program developed by the Board of Governors of the Federal Reserve System and the U.S. Department of the Treasury and operated by the Federal Reserve Bank of New York (“FRBNY”). Under the TALF Program, the FRBNY may provide loans to the Fund to purchase certain investment-grade, asset-backed securities which must be backed by auto loans, student loans, credit card loans, small business loans or certain commercial mortgage-backed securities. As of May 31, 2011, the Fund’s borrowings under the TALF Program represented approximately 3.9% of the Fund’s Managed Assets. In addition, as of May 31, 2011, the Fund had reverse repurchase agreements outstanding representing Financial Leverage equal to approximately 17.8% of the Fund’s Managed Assets. As of May 31, 2011, the Fund’s total Financial Leverage represented approximately 30.1% of the Fund’s Managed Assets.

     Effects of Financial Leverage. Assuming the Fund’s total Financial Leverage represented approximately 30.1% of the Fund’s Managed Assets and interest costs to the Fund at a combined average annual rate of 1.95% with respect to such Financial Leverage, then the incremental income generated by the Fund’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately 0.59% to cover such interest expense. However, these numbers are merely estimates used for illustration. The amount of Financial Leverage used by the Fund as well as actual interest expenses on such Financial Leverage will vary.

     The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further assumes Financial Leverage representing approximately 30.1% of the Fund’s Managed Assets and interest costs to the Fund at a combined average annual rate of 1.95% with respect to such Financial Leverage.

Assumed portfolio total return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share total return	(15.15)%	(7.99)%	(0.84)%	6.31%	13.47%

     Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund’s

S–9

portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market and other factors.

Description of Capital Structure – Capitalization

     The following information regarding the Fund’s authorized shares is as of December 2, 2011. Since May 31, 2011, the Fund had issued 36,478 Common Shares pursuant to the Fund’s Dividend Reinvestment Plan.

		Amount Held
	Amount	by the Fund or	Amount
Title of Class	Authorized	for its Account	Outstanding
Common shares of beneficial interest,
par value $0.01 per share	Unlimited	0	9,354,186

Management of the Fund

     Board Committees – Board and Committee Meetings. During the Fund’s fiscal year ended May 31, 2011, the Board held 5 meetings, the Fund’s Audit Committee held 3 meetings and the Fund’s Nominating and Governance Committee held 3 meetings.

     Trustee Compensation. The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Investment Adviser, Sub-Adviser or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board, if any. The following table provides information regarding the compensation of the Fund’s Trustees for the Fund’s fiscal year ended May 31, 2011.

	Aggregate	Pension or Retirement	Estimated	Total Compensation
	Estimated	Benefits Accrued as	Annual	from the Fund and
	Compensation	Part of	Benefits Upon	Fund Complex(3)
Name(1)	from the Fund	Fund Expenses(2)	Retirement(2)	Paid to Trustee
Randall C. Barnes	$9,625	None	None	$252,625
Roman Friedrich III	$7,187	None	None	$73,125
Robert B. Karn III	$7,062	None	None	$102,313
Ronald A. Nyberg	$10,093	None	None	$345,313
Ronald E. Toupin, Jr.	$10,656	None	None	$280,063

(1)	Trustees not entitled to compensation are not included in the table.
(2)	The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this Prospectus Supplement.
(3)	As of the date of this Prospectus Supplement, the “Fund Complex” consists of 15 closed-end funds and 43 exchange- traded funds advised or serviced by the Investment Adviser

     Portfolio Management – Other Accounts Managed by the Portfolio Managers. The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2011.

				Number of Other Accounts and
	Number of Other Accounts Managed			Assets for Which Advisory Fee is
	and Assets by Account Type			Performance-Based
	Other	Other		Other	Other
	Registered	Pooled		Registered	Pooled
Name of	Investment	Investment	Other	Investment	Investment	Other
Portfolio Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
B. Scott Minerd	3	4	43	0	3	1
	$648 million	$1.96 billion	$50.96 billion	$0	$1.90 billion	$292 million
Anne Bookwalter Walsh	2	2	33	0	2	1
	$551 million	$1.90 billion	$48 million	$0	$1.90 billion	$292 million

     Portfolio Management – Securities Ownership of the Portfolio Managers. As of May 31, 2011, the dollar range of equity securities of the Fund beneficially owned by each portfolio manager is shown below:

B. Scott Minerd:	$0
Anne Bookwalter Walsh:	$50,001 - $100,000

S–10
\

     Advisory Agreement – Advisory Fee. For the fiscal year ended May 31, 2011, the Investment Adviser received approximate advisory fees of $2,461,526. A portion of the advisory fees received by the Investment Adviser is paid by the Investment Adviser to the Sub-Adviser.

     Sub-Advisory Agreement – Sub-Advisory Fee. For the fiscal year ended May 31, 2011, the Sub-Adviser received approximate sub-advisory fees of $1,230,763.

     Other Agreements – Administration Fee. For the fiscal year ended May 31, 2011, Guggenheim Funds Investment Advisors, LLC received approximate administrative fees of $64,231.

Portfolio Transactions – Commissions Paid

     During the fiscal year ended May 31, 2011, the Fund paid commissions to brokers of approximately $128,228, of which $0 was paid to affiliated brokers, which represents 0% of aggregate brokerage commissions paid and 0% of the aggregate dollar amount of transactions. During the fiscal year ended May 31, 2011, the Fund paid $0 in brokerage commissions on transactions totaling $0 to brokers selected primarily on the basis of research services provided to the Investment Adviser or the Sub-Adviser.

Principal Shareholders

     As of December 2, 2011, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of equity securities of the Fund, except as follows:

Shareholder Name & Address	Class of Shares	Share Holdings	Percentage Owned
First Trust Portfolios(1)
120 E. Liberty Drive	Common Shares	490,620	5.3%
Wheaton, IL 60187

(1)	Based on information obtained from a Schedule 13G filed with the SEC on January 25, 2011.

PLAN OF DISTRIBUTION

     Under the Sales Agreement among the Fund, the Investment Adviser and Cantor Fitzgerald, upon written instructions from the Fund, Cantor Fitzgerald will use its commercially reasonable efforts consistent with its sales and trading practices, to solicit offers to purchase the Common Shares under the terms and subject to the conditions set forth in the Sales Agreement. Cantor Fitzgerald's solicitation will continue until the Fund instructs Cantor Fitzgerald to suspend the solicitations and offers. The Fund will instruct Cantor Fitzgerald as to the amount of Common Shares to be sold by Cantor Fitzgerald. The Fund may instruct Cantor Fitzgerald not to sell Common Shares if the sales cannot be effected at or above the price designated by the Fund in any instruction. The Fund or Cantor Fitzgerald may suspend the offering of Common Shares upon proper notice and subject to other conditions.

     Cantor Fitzgerald will provide written confirmation to the Fund not later than the opening of the trading day on the NYSE following any trading day on which Common Shares are sold under the Sales Agreement. Each confirmation will include the number of Common Shares sold on the preceding day, the net proceeds to the Fund and the compensation payable by the Fund to Cantor Fitzgerald in connection with the sales.

     The Fund will pay Cantor Fitzgerald commissions for its services in acting as agent for the sale of Common Shares. Cantor Fitzgerald will be entitled to compensation up to 200 basis points of the gross proceeds of the sale of any Common Shares under the Sales Agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and Cantor Fitzgerald from time to time. There is no guaranty that there will be any sales of Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus.

     Settlement for sales of Common Shares will occur on the third trading day following the date on which such sales are made, or on some other date that is agreed upon by the Fund and Cantor Fitzgerald in connection with a particular transaction, in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be deposited in escrow, trust or similar arrangement.

     In connection with the sale of Common Shares on behalf of the Fund, Cantor Fitzgerald may be deemed to be an "underwriter" within the meaning of the 1933 Act, and the compensation paid to Cantor Fitzgerald may be deemed to be underwriting commissions or discounts. The Fund and the Investment Adviser have agreed to provide indemnification and contribution to Cantor Fitzgerald against certain civil liabilities, including liabilities under the

S–11

1933 Act. The Fund and the Investment Adviser have also agreed to reimburse Cantor Fitzgerald for other specified expenses.

     The offering of Common Shares pursuant to the Sales Agreement will terminate upon the earlier of (1) the sale of all Common Shares subject to the Sales Agreement or (2) the termination of the Sales Agreement. The Sales Agreement may be terminated by the Fund in its sole discretion at any time by giving 20 days' notice to Cantor Fitzgerald. The Sales Agreement may be terminated by the Investment Adviser in its sole discretion in the event the Investment Adviser ceases to act as investment adviser to the Fund. In addition, Cantor Fitzgerald may terminate the Sales Agreement under the circumstances specified in the Sales Agreement and in its sole discretion at any time following a period of 30 days from the date of the Sales Agreement by giving 20 days' notice to the Fund.

     Under the 1940 Act, the Fund may not sell Common Shares at a price below the then current NAV per Common Share, after taking into account any commission or discount. To the extent that the market price per share of the Fund's Common Shares is less than the then current NAV per Common Share, after taking into account any commission or discount, on any given day, the Fund will instruct Cantor Fitzgerald not to make any sales on such day.

 The principal business address of Cantor Fitzgerald is 499 Park Avenue, New York, New York 10022.

LEGAL MATTERS

     Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, as special counsel to the Fund in connection with the offering of Common Shares. Certain legal matters will be passed on by Andrews Kurth LLP, New York, New York, as special counsel to Cantor Fitzgerald in connection with the offering of Common Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606, serves as the independent registered public accounting firm of the Fund and annually renders an opinion on the financial statements of the Fund. The Fund’s audited financial statements appearing in this Prospectus Supplement, including accompanying notes thereto and the report of Ernst & Young LLP thereon, have been included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

ADDITIONAL INFORMATION

     This Prospectus Supplement and the accompanying Prospectus constitute part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act. This Prospectus Supplement and the accompanying Prospectus omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

S–12

FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Guggenheim Strategic Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Guggenheim Strategic Opportunities Fund (formerly Claymore/Guggenheim Strategic Opportunities Fund) (the Fund), including the portfolio of investments, as of May 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from July 27, 2007 (commencement of investment operations) through May 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Strategic Opportunities Fund at May 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from July 27, 2007 (commencement of investment operations) through May 31, 2008, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 27, 2011

S–13

PORTFOLIO OF INVESTMENTS | MAY 31, 2011
Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 138.5%
	Corporate Bonds – 40.2%
	Advertising – 0.2%
$ 400,000	MDC Partners, Inc. (Canada)(a)	B+	11.00%	11/01/2016	11/01/13 @ 106	$ 444,500
	Aerospace & Defense – 0.4%
700,000	Sequa Corp.(b)	CCC	11.75%	12/01/2015	12/01/11 @ 106	749,000
	Airlines - 7.4%
1,407,144	Aircraft Certificate Owner Trust, Series 2003-1A, Class D(b)	BB+	6.46%	09/20/2022	N/A	1,382,519
2,000,000	Aircraft Certificate Owner Trust, Series 2003-1A, Class E(b)	BB+	7.00%	09/20/2022	N/A	1,860,000
1,194,736	America West Airlines 2001-1 Pass-Through Trust, Series 011G(a)	BB+	7.10%	04/02/2021	N/A	1,183,505
1,130,923	Atlas Air 1998-1 Pass-Through Trust, Series 1998-1, Class A	NR	7.38%	01/02/2018	N/A	1,119,614
258,380	Atlas Air 1999-1 Pass-Through Trust, Series 99-1, Class A-2	NR	6.88%	07/02/2011	N/A	248,045
3,094,000	AWAS Aviation Capital Ltd. (Ireland)(a) (b)	BBB-	7.00%	10/15/2016	10/18/13 @ 104	3,210,025
329,354	Continental Airlines 2007-1 Pass-Through Trust, Series 071C	B+	7.34%	04/19/2014	N/A	329,354
1,000,000	Delta Air Lines 2011-1 Class A Pass-Through Trust, Class A(a)	A-	5.30%	04/15/2019	N/A	1,002,500
785,000	Global Aviation Holdings, Inc.(a)	BB-	14.00%	08/15/2013	08/15/12 @ 111	769,300
749,364	UAL 2000-1 Pass-Through Trust, Series 001B(a)	B	8.03%	07/01/2011	N/A	760,604
1,845,703	UAL 2009-2A Pass-Through Trust, Series 09-2(a)	BBB	9.75%	01/15/2017	N/A	2,113,330
						13,978,796
	Auto Parts & Equipment – 0.1%
250,000	Exide Technologies(b)	B	8.63%	02/01/2018	02/01/15 @ 104	265,625
	Banks – 7.7%
1,000,000	Agfirst Farm Credit Bank(a) (b) (c)	A	7.30%	–	07/05/11 @ 100	916,660
1,250,000	Barclays Bank PLC (United Kingdom)(a) (c) (d)	A-	6.28%	–	12/15/34 @ 100	1,106,600
1,200,000	BNP Paribas (France)(a) (b) (c) (d)	A	7.20%	–	06/25/37 @ 100	1,188,000
350,000	Comerica Bank	A-	7.88%	09/15/2026	N/A	422,262
1,000,000	Credit Agricole SA (France)(a) (b) (c) (d)	BBB+	6.64%	–	05/31/17 @ 100	900,000
1,000,000	Fifth Third Bancorp(a)	BBB-	8.25%	03/01/2038	N/A	1,247,392
1,000,000	KeyCorp Capital III(a)	BB	7.75%	07/15/2029	N/A	1,067,045
1,250,000	Mellon Capital IV, Series 1(a) (c) (d)	A-	6.24%	–	06/20/12 @ 100	1,150,000
1,250,000	Northgroup Preferred Capital Corp.(a) (b) (c) (d)	A	6.38%	–	10/15/17 @ 100	1,233,087
700,000	PNC Preferred Funding Trust III(a) (b) (c) (d)	BBB	8.70%	–	03/15/13 @ 100	747,159
500,000	Rabobank Nederland NV (Netherlands)(a) (b) (c) (d)	AA-	11.00%	–	06/30/19 @ 100	650,900
1,400,000	Royal Bank of Scotland Group PLC, Series U (United Kingdom)(a) (c) (d)	C	7.64%	–	09/29/17 @ 100	1,158,500
650,000	Susquehanna Capital II(a)	BB-	11.00%	03/23/2040	03/23/15 @ 100	705,250
1,250,000	US AgBank FCB(a) (b) (c) (d)	A	6.11%	–	07/10/12 @ 100	869,425
1,000,000	Wells Fargo Capital XIII, Series GMTN(a) (c) (d)	A-	7.70%	–	03/26/13 @ 100	1,027,500
						14,389,780
	Building Materials – 0.7%
1,250,000	Cemex SAB de CV (Mexico)(b)	B	9.00%	01/11/2018	01/11/15 @ 105	1,303,125
	Commercial Services – 1.6%
490,000	Bankrate, Inc.(b)	B	11.75%	07/15/2015	07/15/13 @ 106	557,987
250,000	DynCorp International, Inc.(b)	B	10.38%	07/01/2017	07/01/14 @ 105	265,000
2,050,000	NCO Group, Inc.	CCC-	11.88%	11/15/2014	11/15/11 @ 103	1,783,500
280,000	PharmaNet Development Group, Inc.(a) (b)	B+	10.88%	04/15/2017	04/15/14 @ 105	347,200
						2,953,687

See notes to financial statements.

S–14

PORTFOLIO OF INVESTMENTS | MAY 31, 2011 (CONTINUED)
Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Computers – 0.6%
$ 455,000	Compucom Systems, Inc.(b)	B	12.50%	10/01/2015	10/01/11 @ 106	$ 488,556
450,000	iGate Corp.(b)	B+	9.00%	05/01/2016	05/01/14 @ 105	462,375
250,000	Stratus Technologies, Inc.(a)	B-	12.00%	03/29/2015	04/15/13 @ 1,120	235,625
						1,186,556
	Distribution & Wholesale – 0.7%
370,000	Baker & Taylor, Inc.(b)	CCC+	11.50%	07/01/2013	07/01/13 @ 100	308,950
1,000,000	Intcomex, Inc.(a)	B3	13.25%	12/15/2014	12/15/12 @ 107	1,040,000
						1,348,950
	Diversified Financial Services – 4.7%
2,000,000	International Lease Finance Corp.(a) (b)	BBB-	7.13%	09/01/2018	N/A	2,190,000
4,563,027	Lancer Finance Co. SPV Ltd. (British Virgin Islands)(a) (b)	Baa3	5.85%	12/12/2016	N/A	4,706,941
2,000,000	Svensk Exportkredit AB (Sweden)(a) (b) (c)	A+	6.38%	–	09/27/11 @ 100	1,889,670
						8,786,611
	Electric – 0.5%
1,000,000	Wisconsin Energy Corp.(a) (d)	BBB-	6.25%	05/15/2067	05/15/17 @ 100	1,012,500
	Engineering & Construction – 0.9%
2,000,000	Alion Science and Technology Corp.	CCC	10.25%	02/01/2015	02/01/12 @ 103	1,650,000
	Entertainment – 2.0%
874,000	Agua Caliente Band of Cahuilla Indians(b)	BB+	6.35%	10/01/2015	N/A	861,642
375,000	Diamond Resorts Corp.(b)	B-	12.00%	08/15/2018	08/15/14 @ 106	404,063
500,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma(b)	B-	12.00%	10/15/2015	10/15/11 @ 109	542,500
1,350,000	Lions Gate Entertainment, Inc.(a) (b)	B-	10.25%	11/01/2016	11/01/13 @ 105	1,388,812
700,000	River Rock Entertainment Authority(a)	B-	9.75%	11/01/2011	07/05/11 @ 100	616,000
						3,813,017
	Food – 1.1%
500,000	BI-LO, LLC / BI-LO Finance Corp.(b)	B	9.25%	02/15/2019	02/15/15 @ 105	517,500
1,500,000	Bumble Bee Acquisition Corp.(b)	B	9.00%	12/15/2017	12/15/14 @ 105	1,541,250
						2,058,750
	Forest Products & Paper – 0.1%
250,000	Verso Paper Holdings, LLC / Verso Paper, Inc.(b)	B	8.75%	02/01/2019	02/01/15 @ 104	250,000
	Health Care Services – 0.5%
250,000	Apria Healthcare Group, Inc.(a)	BB+	11.25%	11/01/2014	11/01/11 @ 106	264,063
275,000	OnCure Holdings, Inc.	B	11.75%	05/15/2017	05/15/14 @ 106	286,688
295,000	Symbion, Inc.(e)	CCC	11.00%	08/23/2015	08/23/12 @ 106	279,512
						830,263
	Household Products & Housewares – 0.7%
1,445,000	American Achievement Corp.(b)	B	10.88%	04/15/2016	10/15/13 @ 105	1,354,688
	Housewares – 0.1%
75,000	American Standards Americas(b)	B	10.75%	01/15/2016	01/15/13 @ 105	78,563
	Insurance – 4.8%
1,000,000	Allstate Corp.(a) (d)	BBB	6.50%	05/15/2057	05/15/37 @ 100	1,022,500
1,000,000	American Financial Group, Inc.(a)	BBB+	9.88%	06/15/2019	N/A	1,253,453
1,000,000	AXA SA (France)(a) (b) (c) (d)	BBB	6.46%	–	12/14/18 @ 100	910,000

See notes to financial statements.

S–15

PORTFOLIO OF INVESTMENTS | MAY 31, 2011 (CONTINUED)
Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Insurance (continued)
$ 700,000	Blue Finance Ltd. (Cayman Islands)(b) (f) (g)	BB+	4.69%	04/10/2012	10/08/11 @ 101	$ 693,140
800,000	Ironshore Holdings US, Inc.(a) (b)	BBB-	8.50%	05/15/2020	N/A	890,528
1,000,000	MetLife Capital Trust IV(a) (b)	BBB	7.88%	12/15/2037	12/15/32 @ 100	1,117,110
700,000	National Life Insurance Co.(a) (b)	BBB+	10.50%	09/15/2039	N/A	918,697
800,000	Penn Mutual Life Insurance Co.(b)	A	7.63%	06/15/2040	N/A	898,584
1,250,000	Progressive Corp.(a) (d)	A-	6.70%	06/15/2037	06/15/17 @ 100	1,321,875
						9,025,887
	Internet – 0.8%
1,510,000	GXS Worldwide, Inc.	B	9.75%	06/15/2015	06/15/12 @ 105	1,536,425
	Investment Companies – 0.7%
900,000	Offshore Group Investment Ltd. (Cayman Islands)	B-	11.50%	08/01/2015	02/01/13 @ 109	992,250
210,000	Offshore Group Investments Ltd. (Cayman Islands)(b)	B-	11.50%	08/01/2015	02/01/13 @ 109	231,000
						1,223,250
	Iron & Steel – 0.1%
240,000	Standard Steel, LLC/Standard Steel Finance Corp.(b)	B	12.00%	05/01/2015	05/01/13 @ 106	246,734
	Media – 0.3%
500,000	DCP, LLC/DCP Corp.(b)	B+	10.75%	08/15/2015	08/15/13 @ 105	468,750
	Mining – 0.6%
1,025,000	Midwest Vanadium Pty Ltd. (Australia)(b)	B-	11.50%	02/15/2018	02/15/15 @ 106	1,050,625
	Packaging & Containers – 0.9%
1,325,000	Pregis Corp.	CCC	12.38%	10/15/2013	10/15/11 @ 103	1,315,063
300,000	Pretium Packaging LLC / Pretium Finance, Inc.(b)	B	11.50%	04/01/2016	04/01/14 @ 106	307,875
						1,622,938
	Retail – 0.9%
800,000	CKE Restaurants, Inc.	B-	11.38%	07/15/2018	07/15/14 @ 106	876,000
750,000	Liz Claiborne, Inc.(b)	B-	10.50%	04/15/2019	04/15/14 @ 105	768,750
						1,644,750
	Software – 0.1%
400,000	Open Solutions, Inc.(b)	CCC+	9.75%	02/01/2015	02/01/12 @ 102	252,000
	Telecommunications – 0.8%
1,086,000	Clearwire Communications, LLC/Clearwire Finance, Inc.(b)	CCC+	12.00%	12/01/2015	12/01/12 @ 106	1,187,812
300,000	CommScope, Inc.(b)	B	8.25%	01/15/2019	01/15/15 @ 104	314,250
						1,502,062
	Transportation – 0.2%
400,000	United Maritime Group, LLC/United Maritime Group Finance Corp.(a)	B	11.75%	06/15/2015	12/15/12 @ 106	420,000
	Total Corporate Bonds – 40.2%
	(Cost $72,701,639)					75,447,832
	Asset Backed Securities – 50.2%
	Automobile – 0.0%
92,310	Bush Truck Leasing LLC, Class C(b)	NR	5.00%	09/25/2018	N/A	92,070

See notes to financial statements.

S–16

PORTFOLIO OF INVESTMENTS | MAY 31, 2011 (CONTINUED)
Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Collateralized Debt Obligation – 4.1%
$ 1,371,214	Aspen Funding I Ltd., Series 2002-1A, Class A1L (Cayman Islands)(b) (f)	A	0.89%	07/10/2037	N/A	$ 1,121,804
217,062	Commodore CDO I Ltd., Series 1A, Class A (Cayman Islands)(b) (f)	BBB	0.78%	02/24/2034	N/A	199,198
827,464	Coronado CDO Ltd., Series 1A, Class A1 (Cayman Islands)(b) (f)	BB+	0.77%	09/04/2038	N/A	598,471
1,114,878	Diversified Asset Securitization Holdings III, Series 1A, Class A2 (Cayman Islands)(b)	A	7.42%	07/05/2036	N/A	1,012,276
4,029,673	Duke Funding Ltd., Series 2003-5A, Class 1W (Cayman Islands)(b) (f)	CCC	0.82%	08/07/2033	N/A	2,095,430
390,114	MWAM CBO Ltd., Series 2001-1A, Class A (Cayman Islands)(b) (f)	AA	1.00%	01/30/2031	N/A	368,986
1,207,879	Putnam Structured Product CDO, Series 2002-1A, Class A2 (Cayman Islands)(b) (f)	BB+	0.88%	01/10/2038	N/A	969,323
1,022,651	Putnam Structured Product CDO, Series 2003-A1LT, Class A1 (Cayman Islands)(b) (f)	BB-	0.65%	10/15/2038	N/A	889,349
480,031	Saybrook Point CBO Ltd., Series 2001-1A, Class A (Cayman Islands)(b) (f)	BB	0.74%	02/25/2031	N/A	442,214
						7,697,051
	Collateralized Loan Obligation – 19.5%
500,000	Alm Loan Funding, Series 2010-3A, Class C (Cayman Islands)(b) (f)	Baa2	4.26%	11/20/2020	N/A	506,075
300,000	ARCC Commercial Loan Trust, Series 2006-1A, Class C(b) (f)	BB+	1.01%	12/20/2019	N/A	270,750
635,902	Armstrong Loan Funding Ltd., Series 2008-1A, Class B (Cayman Islands)(b) (f)	AA+	1.27%	08/01/2016	N/A	622,955
2,000,000	Black Diamond CLO Ltd., Series 2006-1A, Class B (Cayman Islands)(b) (f)	A+	0.66%	04/29/2019	N/A	1,706,500
2,000,000	Black Diamond CLO Ltd., Series 2006-1A, Class C (Cayman Islands)(b) (f)	BBB+	0.96%	04/29/2019	N/A	1,593,560
2,776,587	Business Loan Express, Series 2006-AA, Class A(a) (b) (f)	AAA	0.44%	10/20/2038	N/A	1,862,549
822,936	Business Loan Express, Series 2007-AA, Class A(b) (f)	AAA	0.60%	10/20/2040	05/20/20 @ 100	543,138
3,000,000	CapitalSource Commercial Loan Trust, Series 2006-2A, Class C(b) (f)	BBB+	0.88%	09/20/2022	07/20/12 @ 100	2,671,903
750,000	CapitalSource Commercial Loan Trust, Series 2006-2A, Class D(b) (f)	B+	1.72%	09/20/2022	N/A	655,980
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class C (Cayman Islands)(b) (f)	A+	1.54%	07/10/2019	N/A	812,360
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D2 (Cayman Islands)(b)	BBB+	8.37%	07/10/2019	N/A	1,002,490
250,000	Cratos CLO Ltd., Series 2007-1A, Class C (Cayman Islands)(b) (f)	AA-	1.36%	05/19/2021	N/A	195,000
500,000	DFR Middle Market CLO Ltd., Series 2007-1A, Class C(b) (f)	A	2.57%	07/20/2019	N/A	451,755
800,000	Eastland CLO Ltd., Series 2007-1A, Class A2B (Cayman Islands)(a) (b) (f)	A+	0.60%	05/01/2022	N/A	622,712
500,000	Emporia Preferred Funding, Series 2005-1A, Class B1 (Cayman Islands)(b) (f)	AA-	0.84%	10/12/2018	N/A	428,980
1,000,000	Emporia Preferred Funding, Series 2005-1A, Class C (Cayman Islands)(b) (f)	A-	1.24%	10/12/2018	N/A	832,340
500,000	FM Leveraged Capital Fund, Series 2005-1A, Class B (Cayman Islands)(b) (f)	A+	0.86%	08/01/2017	N/A	437,075
1,000,000	Friedbergmilstein Private Capital Fund, Series 2004-1A, Class B2 (Cayman Islands)(b)	AA	5.41%	01/15/2019	N/A	943,880
1,000,000	GSC Partners CDO Fund Ltd., Series 2006-7A, Class C (Cayman Islands)(b) (f)	BBB+	1.26%	05/25/2020	N/A	660,000
1,000,000	MC Funding Ltd. / MC Funding 2006-1, LLC, Series 2006-1A, Class C
	(Cayman Islands)(b) (f)	Baa3	1.26%	12/20/2020	N/A	810,970
800,000	Mountain View Funding CLO, Series 2007-3A, Class A2 (Cayman Islands)(b) (f)	AAA	0.62%	04/16/2021	N/A	713,880
1,000,000	Nantucket CLO Ltd., Series 2006-1A, Class B (Cayman Islands)(b) (f)	AA	0.68%	11/24/2020	N/A	868,620
500,000	Navigator CDO Ltd., Series 2004-1A, Class B2 (Cayman Islands)(b)	BB+	5.59%	01/14/2017	N/A	493,125
1,500,000	Rosedale CLO Ltd., Series I-A, Class AIJ (Cayman Islands)(b) (f)	A+	0.68%	07/24/2021	N/A	1,342,905
514,262	Sargas CLO II Ltd., Series 2006-1A, Class E (Cayman Islands)(f)	B+	4.27%	10/20/2018	N/A	491,685
1,000,000	Standard Chartered PLC (United Kingdom)(f)	NR	0.29%	01/09/2013	N/A	901,250
2,000,000	Stanfield Modena CLO Ltd., Series 2004-1A, Class C (Cayman Islands)(b) (f)	BBB-	1.56%	09/22/2016	N/A	1,873,300
600,000	Start CLO Ltd., Series 2006-2, Class C (Cayman Islands)(f)	A+	1.06%	06/29/2012	N/A	599,352
1,000,000	Start CLO Ltd., Series 2006-2, Class D (Cayman Islands)(f)	BBB+	2.16%	06/29/2012	N/A	998,440
500,000	Start CLO Ltd., Series 2008-5X, Class C (Cayman Islands)	NR	22.14%	01/09/2013	N/A	497,875
2,000,000	TCW Global Project Fund, Series 2004-1A, Class A1 (Cayman Islands)(b) (f)	AAA	1.18%	06/15/2016	N/A	1,759,760
2,000,000	TCW Global Project Fund, Series 2004-1A, Class B1 (Cayman Islands)(b) (f)	BBB	2.23%	06/15/2016	N/A	1,322,020

See notes to financial statements.

S–17

PORTFOLIO OF INVESTMENTS | MAY 31, 2011 (CONTINUED)
Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Collateralized Loan Obligation (continued)
$ 1,000,000	TCW Global Project Fund, Series 2005-1A, Class B2 (Cayman Islands)(b)	A	5.79%	09/01/2017	N/A	$ 848,580
4,000,000	Telos CLO Ltd., Series 2006-1A, Class A2 (Cayman Islands)(a) (b) (f)	AA+	0.69%	10/11/2021	N/A	3,504,800
2,500,000	Telos CLO Ltd., Series 2006-1A, Class B (Cayman Islands)(a) (b) (f)	A+	0.78%	10/11/2021	N/A	2,071,475
1,000,000	Zohar CDO, Series 2007-3A, Class A2 (Cayman Islands)(b) (f)	BB+	0.86%	04/15/2019	N/A	605,860
						36,523,899
	Commercial Real Estate – 0.9%
2,000,000	Wrightwood Capital Real Estate CDO Ltd., Series 2005-1A, Class A1
	(Cayman Islands)(b) (f)	AAA	0.58%	11/21/2040	N/A	1,780,000
	Commercial Receivables – 1.4%
500,000	FCC Financing Subsidiary, LLC, Series 2010-1A, Class B(b) (f)	NR	12.95%	03/31/2017	N/A	550,000
2,000,000	HFG Healthco-4, LLC, Series 2006-1A, Class A(b) (f)	Aa2	0.59%	06/05/2012	N/A	1,999,560
						2,549,560
	Credit Card – 2.5%
1,000,000	LCP Rights Trust, Series 2010-1, Class A	BB	14.55%	07/17/2017	N/A	999,930
290,323	LCP Rights Trust, Series 2010-1, Class C	B	19.21%	07/17/2017	N/A	290,279
714,286	LCP Rights Trust, Series 2010-1, Class D	BB	14.55%	01/15/2016	N/A	714,186
1,500,000	LCP Rights Trust, Series 2010-1, Class F	B	19.21%	01/15/2016	N/A	1,499,610
500,000	LCP Rights Trust, Series 2010-1, Class G	BB	11.71%	09/18/2018	N/A	499,980
200,000	LCP Rights Trust, Series 2010-1, Class H	BB	14.56%	09/18/2018	N/A	199,986
400,000	LCP Rights Trust, Series 2010-1, Class I	NR	18.29%	09/18/2018	N/A	399,952
						4,603,923
	Financial – 0.0%
34,047	Blue Falcon, Series A-2(b)	NR	3.21%	12/25/2016	N/A	33,599
	Insurance – 2.1%
1,623,697	321 Henderson Receivables I, LLC, Series 2007-3A, Class A(a) (b)	BBB	6.15%	10/15/2048	08/15/35 @ 100	1,730,632
400,647	321 Henderson Receivables I, LLC, Series 2008-1A, Class A(a) (b)	AA+	6.19%	01/15/2044	06/15/24 @ 100	452,089
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class B(a) (b)	AA	8.37%	01/15/2046	02/15/28 @ 100	569,121
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class C(b)	A	9.36%	01/15/2048	07/15/29 @ 100	570,996
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class D(b)	BBB	10.81%	01/15/2050	05/15/31 @ 100	603,672
						3,926,510
	Other – 0.8%
1,500,000	Glenn Pool Oil & Gas Trust	NR	6.00%	08/02/2021	N/A	1,492,500
	Student Loan – 0.1%
363,237	MRU Student Loan Trust, Series 2008-A, Class A1A(b)	AAA	7.40%	01/25/2041	N/A	155,008
202,567	MRU Student Loan Trust, Series 2008-A, Class B(b) (f)	AA	5.77%	01/25/2041	N/A	42,539
202,567	MRU Student Loan Trust, Series 2008-1A, Class C(b) (f)	A	7.77%	01/25/2041	N/A	34,436
						231,983
	Timeshare – 2.1%
1,840,674	Diamond Resorts Owner Trust, Series 2009-1, Class A(a) (b)	A	9.31%	03/20/2026	11/20/13 @ 100	1,858,367
986,178	Sierra Receivables Funding Co., Series 2006-1A, Class A1(a) (b)	BBB-	5.84%	05/20/2018	06/20/12 @ 100	1,010,617
451,897	Silverleaf Finance, LLC, Series 2010-A, Class B(b)	BBB	8.00%	07/15/2022	09/15/15 @ 100	437,894
600,000	Silverleaf Finance, LLC, Series 2011-A, Class A(b)	NR	9.00%	06/15/2023	N/A	562,000
						3,868,878

See notes to financial statements.

S–18

PORTFOLIO OF INVESTMENTS | MAY 31, 2011 (CONTINUED)
Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Transportation – 9.8%
$ 1,879,179	Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3 (Channel Islands)(a) (b) (f)	A-	0.47%	05/10/2032	N/A	$ 1,757,032
13,408,051	Airplanes Pass-Through Trust, Series 2001-1A, Class A9(a) (f)	CCC	0.75%	03/15/2019	N/A	9,016,915
983,371	Aviation Capital Group Trust, Series 2000-1A, Class A1(b) (f)	BB	0.68%	11/15/2025	N/A	642,879
5,131,002	Aviation Capital Group Trust, Series 2003-2A, Class B1(a) (b) (f)	BBB	3.20%	09/20/2033	N/A	4,310,042
721,933	Blade Engine Securitization Ltd., Series 2006-1A, Class B (Cayman Islands)(b) (f)	BBB+	3.20%	09/15/2041	N/A	608,907
83,121	Helios Finance LP, Series 2007-S1, Class B1 (Cayman Islands)(b) (f)	BBB	0.90%	10/20/2014	N/A	82,750
1,128,259	Lease Investment Flight Trust, Series 1, Class A3(a) (f)	B+	0.63%	07/15/2016	N/A	1,105,693
778,552	Vega Containervessel PLC, Series 2006-1A, Class A (Ireland)(a) (b)	Ba3	5.56%	02/10/2021	N/A	731,839
						18,256,057
	Trust Preferred Stock – 1.8%
6,000,000	Attentus CDO Ltd., Series 2007-3A, Class A1B (Cayman Islands)(b) (f)	AAA	0.55%	10/11/2042	N/A	3,288,480
	Whole Business – 5.1%
500,000	Adams Outdoor Advertising LP, Series 2010-1, Class B(a) (b)	Ba2	8.84%	12/20/2040	N/A	536,520
1,000,000	Adams Outdoor Advertising LP, Series 2010-1, Class C(a) (b)	B3	10.76%	12/20/2040	N/A	1,076,289
1,488,068	Cajun Global LLC, Series 2011-1A, Class A2(a) (b)	BBB	5.96%	02/20/2041	N/A	1,540,151
3,760,000	Dominos Pizza Master Issuer, LLC, Series 2007-1, Class A2(a) (b)	BBB-	5.26%	04/25/2037	04/25/12 @ 100	3,816,400
600,000	NuCO2 Funding, LLC, Series 2008-1A, Class A1(b)	Baa2	7.25%	06/25/2038	N/A	634,428
2,000,000	Sonic Capital LLC, Series 2011-1A, Class A2(a) (b)	BBB	5.44%	05/20/2041	N/A	2,020,000
						9,623,788
	Total Asset Backed Securities – 50.2%
	(Cost $85,876,520)					93,968,298
	Collateralized Mortgage Obligations – 26.4%
	Commercial Mortgage Backed Securities – Traditional – 22.0%
500,000	Banc of America Commercial Mortgage, Inc., Series 2003-2, Class G(b) (f)	A-	5.34%	03/11/2041	N/A	474,009
1,000,000	Banc of America Commercial Mortgage, Inc., Series 2004-5, Class B(a) (f)	AA+	5.06%	11/10/2041	N/A	1,028,687
600,000	Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AJ(a) (f)	BBB+	5.15%	10/10/2045	N/A	611,320
1,500,000	Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class AJ(a) (f)	BB+	5.47%	12/11/2040	N/A	1,453,632
500,000	Citigroup Commercial Mortgage Trust, Series 2004-C2, Class E(b) (f)	A-	5.02%	10/15/2041	N/A	468,596
1,200,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM(f)	BBB+	5.70%	12/10/2049	N/A	1,235,888
2,000,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AJ(a) (f)	A3	5.22%	07/15/2044	N/A	1,963,787
13,500,000	Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4(a) (f) (i)	AAA	5.75%	06/10/2046	N/A	15,042,630
1,000,000	Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class AM(a) (f)	A	5.78%	06/10/2046	N/A	1,049,593
1,000,000	Commercial Mortgage Pass-Through Certificates, Series 2006-CN2A, Class F(a) (b) (f)	CCC+	5.57%	02/05/2019	N/A	979,080
1,500,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class AM(a) (f)	BBB-	5.82%	06/15/2038	N/A	1,585,666
600,000	GS Mortgage Securities Corp. II, Series 2001-GL3A, Class E(b) (f)	A2	6.85%	08/05/2018	N/A	600,455
500,000	GS Mortgage Securities Corp. II, Series 2007-EOP, Class H(a) (b) (f)	BBB-	3.58%	03/06/2020	N/A	495,360
1,000,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3,
	Class AJ(a) (f)	BBB	4.97%	08/15/2042	N/A	993,217
2,600,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11,
	Class AM(a) (f)	BB+	5.82%	06/15/2049	N/A	2,507,344
2,000,000	Morgan Stanley Capital I, Series 2005-HQ6, Class AJ(a) (f)	A-	5.07%	08/13/2042	N/A	2,011,959
200,000	Morgan Stanley Capital I, Series 2005-IQ9, Class C	A-	4.91%	07/15/2056	N/A	190,600
1,000,000	Morgan Stanley Capital I, Series 2006-HQ10, Class AM(a)	Aa2	5.36%	11/12/2041	N/A	1,034,011
1,250,000	Morgan Stanley Capital I, Series 2006-IQ12, Class AM(a)	A	5.37%	12/15/2043	N/A	1,263,079
1,000,000	Morgan Stanley Capital I, Series 2006-T23, Class AM(a) (f)	A+	5.80%	08/12/2041	N/A	1,072,611

See notes to financial statements.

S–19

PORTFOLIO OF INVESTMENTS | MAY 31, 2011 (CONTINUED)
Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Commercial Mortgage Backed Securities – Traditional (continued)
$ 2,000,000	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ(a) (f)	A+	5.98%	08/15/2039	N/A	$ 2,046,480
2,000,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AJ(a) (f)	BBB-	5.15%	07/15/2042	N/A	2,038,153
1,000,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class AJ(a) (f)	A-	5.20%	10/15/2044	N/A	1,027,594
						41,173,751
	Commercial Mortgage Backed Security – Military Housing – 0.9%
1,000,000	Hampton Roads PPV, LLC(a) (b)	Ba2	6.07%	12/15/2041	N/A	810,630
1,000,000	Hampton Roads PPV, LLC(a) (b)	Ba2	6.17%	06/15/2053	N/A	796,710
						1,607,340
	Commercial Mortgage Backed Security – Non-Traditional – 0.4%
750,000	Timberstar Trust, Series 2006-1A, Class C(a) (b)	A	5.88%	10/15/2036	N/A	797,253
	Residential Mortgage Backed Securities – 3.1%
808,929	Asset Backed Funding Certificates, Series 2005-AQ1, Class A6(a) (h)	AAA	4.78%	06/25/2035	04/25/21 @ 100	793,752
2,801,575	Countrywide Home Equity Loan Trust, Series 2004-S, Class 1A(f)	CCC	0.44%	02/15/2030	N/A	1,676,521
100,718	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB4, Class A1A(f)	CCC	6.01%	10/25/2036	01/25/18 @ 100	59,187
486,930	GSAA Trust, Series 2007-5, Class 1F2A(a) (f)	CCC	5.79%	03/25/2047	05/25/29 @ 100	373,253
769,441	IndyMac Index Mortgage Loan Trust, Series 2006-AR9, Class 3A1(f)	Caa1	5.27%	06/25/2036	05/25/20 @ 100	677,982
370,386	New Century Home Equity Loan Trust, Series 2004-A, Class AII9(f)	BBB+	5.23%	08/25/2034	08/25/18 @ 100	357,649
1,056,866	TBW Mortgage Backed Pass-Through Certificates, Series 2006-6, Class A3(h)	D	5.75%	01/25/2037	05/25/18 @ 100	579,435
2,432,141	TBW Mortgage Backed Pass-Through Certificates, Series 2006-6, Class A5B(h)	D	6.04%	01/25/2037	05/25/18 @ 100	1,337,118
						5,854,897
	Total Collateralized Mortgage Obligations – 26.4%
	(Cost $45,555,195)					49,433,241
	Term Loans – 3.1% (j)
	Electronics – 0.2%
283,064	Clientlogic Corp.(f)	B+	5.79%	01/30/2014	N/A	283,889
	Health Care, Education & Childcare – 0.5%
834,167	Embanet(f)	CCC	3.28%	06/28/2012	N/A	814,839
	Leisure – 0.7%
1,379,436	Bushnell Performance Optics(f)	BB-	4.57%	08/24/2013	N/A	1,355,296
	Retail – 0.8%
1,110,391	Deb Shops, Inc.(f)	CCC	10.00%	04/23/2014	N/A	494,124
962,500	Mattress Holding Corp.(f)	B	2.56%	10/23/2014	N/A	921,594
150,000	Targus Group International, Inc.(f)	B	9.75%	05/25/2016	N/A	147,750
						1,563,468
	Technology – 0.9%
493,750	Flexera Software, Inc.(f)	BB-	7.50%	01/20/2017	N/A	497,145
1,000,000	Information Global Solutions(f)	NR	6.44%	03/02/2014	N/A	905,000
300,000	Sirva Worldwide, Inc.(f)	B	10.75%	03/17/2017	N/A	292,875
						1,695,020
	Transportation – 0.0%
34,630	Carey International, Inc.(f).	NR	9.00%	01/25/2014	N/A	13,852
	Total Term Loans – 3.1%
	(Cost $6,332,196)					5,726,364

See notes to financial statements.

S–20

PORTFOLIO OF INVESTMENTS | MAY 31, 2011 (CONTINUED)
Principal		Rating
Amount	Description	(S&P)*	Coupon	Value
	Preferred Stocks – 2.7%
	Banks – 0.6%
40,000	BB&T Capital Trust VI(a)	BBB	9.60%	$ 1,063,200
	Diversified Financial Services – 0.6%
50,000	Deutsche Bank Contingent Capital Trust II(a)	BBB+	6.55%	1,250,000
37,600	Lehman Brothers Holdings, Inc., Series J(k)	NR	7.95%	413
				1,250,413
	Insurance – 0.3%
20,000	Aegon NV PFD (Netherlands)(a)	BBB	6.38%	477,000
3,800	ING Groep NV (Netherlands)(a)	B	7.05%	90,934
				567,934
	Telecommunications – 0.6%
1,000	Centaur Funding Corp. (Cayman Islands)(b)	Baa3	9.08%	1,170,625
	Transportation – 0.6%
40,000	Seaspan Corp., Series C (Marshall Islands)	NR	9.50%	1,104,800
	Total Preferred Stocks – 2.7%
	(Cost $5,704,813)			5,156,972
	Exchange Traded Funds – 15.8%
80,900	Financial Select Sector SPDR Fund(a) (l)			1,282,265
24,900	iShares Dow Jones US Real Estate Index Fund(a) (l)			1,563,720
52,800	PowerShares QQQ Trust, Series 1(a) (l)			3,081,408
28,100	ProShares Ultra S&P500(a) (l)			1,545,219
26,000	SPDR Dow Jones Industrial Average ETF Trust(a) (l)			3,263,000
121,600	SPDR S&P 500 ETF Trust(a) (l)			16,402,624
28,800	SPDR S&P Retail ETF(a) (l)			1,559,232
25,000	Utilities Select Sector SPDR Fund(a) (l)			846,750
	(Cost $27,666,745)			29,544,218
	Exchange Traded Notes – 0.1%
	Equity Fund – 0.1%
2,800	iPATH S&P 500 VIX MID-Term Futures ETN(a) (l) (m)			139,468
	(Cost $172,131)
	Total Long-Term Investments – 138.5%
	(Cost $244,009,239)			259,416,393

See notes to financial statements.

S–21

PORTFOLIO OF INVESTMENTS | MAY 31, 2011 (CONTINUED)
Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Short-Term Investments – 2.6%
	Money Market – 2.1%
4,019,312	Federated Prime Obligation Fund					$ 4,019,312
	(Cost $4,019,312)
Principal
Amount	Municipal Bonds – 0.5%
	Michigan – 0.5%
$ 400,000	Michigan Finance Authority State Aid Revenue Notes, School District of the
	City of Detroit, Series 2011A-1	SP-1	6.45%	02/20/2012	N/A	405,968
480,000	Michigan Finance Authority State Aid Revenue Notes, School District of the
	City of Detroit, Series 2011A-2	SP-1	6.65%	03/20/2012	N/A	487,973
	(Cost $880,000)					893,941
	Short-Term Investments – 2.6%
	(Cost $4,899,312)					4,913,253
	Total Investments – 141.1%
	(Cost $248,908,551)					264,329,646
	Other Assets in excess of Liabilities – 2.2%					4,082,231
	Total Value of Options Written – (0.2%) (Premiums received – $383,942)					(408,713)
	Borrowings – (12.0%)					(22,432,914)
	Reverse Repurchase Agreements – (25.4%)					(47,618,513)
	TALF Loan – (5.7%)					(10,618,934)
	Net Assets – 100.0%					$ 187,332,803

AB – Stock Company
CBO – Collateralized Bond Obligation
CDO – Collateralized Debt Obligation
CLO – Collateralized Loan Obligation
FCB – Farmers Credit Bureau
LLC – Limited Liability Company
LP – Limited Partnership
N/A- Not Available
NV – Publicly Traded Company
PLC – Public Limited Company
PPV – Public/private venture
Pty Ltd. – Propriety Limited
SA – Corporation
S&P – Standard & Poor’s
SAB de CV – Publicly Traded Company
SPV – Special Purpose Vehicle

*
Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.)All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

(a)
All or a portion of these securities have been physically segregated in connection with borrowings, unfunded commitments and reverse repurchase agreements. As of May 31, 2011, the total amount segregated was $158,690,792.

(b)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2011, these securities amounted to $124,540,460, which represents 66.5% of net assets applicable to common shares.

(c)	Perpetual maturity.

(d)	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

(e)
The issuer of this security may elect to pay interest entirely in cash, entirely by issuing payment-in-kind shares or pay 50% of the interest in cash and 50% of the interest by issuing payment-in-kind shares.

(f)	Floating or variable rate coupon. The rate shown is as of May 31, 2011.

(g)
Risk-Linked Security –A risk-linked security is issued by insurance companies and insurance related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. The security is typically a debt obligation for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the security, this trigger could be the result of a hurricane, earthquake or some other catastrophic event.

(h)	Security is a “Step-up” bond where the coupon increases or steps up at a predetermined date. The rate shown reflects the rate in effect at he end of the reporting period.

(i)
All or a portion of this security was acquired, and has been physically segregated in connection with the Fund’s participation in the Term Asset-Backed Securities Loan Facility program (the “TALF program”) operated by the Federal Reserve Bank of NewYork. At May 31, 2011, the total amount physically segregated was $15,042,630. See notes to financial statements.

(j)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolio of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(k)	Non-income producing as security is in default.

(l)	All or a portion of this security position represents cover for outstanding options written.

(m)	Non-income producing security.

See notes to financial statements.

S–22

PORTFOLIO OF INVESTMENTS | MAY 31, 2011 (CONTINUED)
Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written (m)	Month	Price	Value
	Call Options Written - (0.2%)
809	Financial Select Sector SPDR Fund	June 2011	$ 16.00	$ (11,326)
28	iPATH S&P 500 VIX Mid-Term Futures ETF	June 2011	52.00	(1,610)
249	iShares Dow Jones US Real Estate Index Fund	June 2011	62.00	(31,374)
1,216	SPDR S&P 500 ETF Trust	June 2011	134.00	(246,848)
528	Powershares QQQ Trust, Series 1	June 2011	59.00	(20,064)
281	ProShares Ultra S&P 500	June 2011	55.00	(31,332)
260	SPDR Dow Jones Industrial Average ETF	June 2011	127.00	(15,470)
288	SPDR S&P Retail ETF	June 2011	53.00	(44,064)
250	Utilities Select Sector SPDR Fund	June 2011	34.00	(6,625)
	Total Value of Call Options Written			$ (408,713)
	(Premiums received $383,942)

See notes to financial statements.

S–23

STATEMENT OF ASSETS AND LIABILITIES | MAY 31, 2011

Assets
Investments in securities, at value (cost $248,908,551)	$264,329,646
Securities sold receivable	2,751,219
Interest receivable	2,189,191
Cash	1,489,601
Unrealized appreciation on swaps	933,236
Restricted cash	562,500
Dividends receivable	8,197
Other assets	185,700
Total assets	272,449,290
Liabilities
Reverse repurchase agreements	47,618,513
Borrowings	22,432,914
Payable on TALF Loan	10,618,934
Payable for securities purchased	3,371,018
Options written, at value (premiums received of $383,942)	408,713
Advisory fee payable	226,176
Interest due on borrowings	98,640
Unrealized depreciation on unfunded commitments	76,813
Administration fee payable	5,797
Accrued expenses and other liabilities	258,969
Total liabilities	85,116,487
Net Assets	$187,332,803
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares
authorized, 9,317,708 shares issued and outstanding	$93,177
Additional paid-in capital	169,360,097
Accumulated net realized gain on investments, options, futures and swaps	709,042
Accumulated net unrealized appreciation on investments, options, swaps
and unfunded commitments	16,252,747
Accumulated undistributed net investment income	917,740
Net Assets	$187,332,803
Net Asset Value (based on 9,317,708 common shares outstanding)	$20.11

See notes to financial statements.

S–24

STATEMENT OF OPERATIONS | FOR THE YEAR ENDED MAY 31, 2011

Investment Income
Interest	$22,125,499
Dividends	567,827
Total income		$22,693,326
Expenses
Investment advisory fee	2,461,526
Interest expense	1,479,174
Professional fees	193,215
Fund accounting fee	120,954
Trustees’ fees and expenses	107,487
Printing expense	88,716
Administration fee	64,231
Custodian fee	60,061
Line of credit fee	57,936
NYSE listing fee	21,607
Transfer agent fee	20,118
Insurance	14,629
Miscellaneous	45,967
Total expenses		4,735,621
Net investment income		17,957,705
Realized and Unrealized Gain (Loss) on Investments, Options, Swaps and
Unfunded Commitments
Net realized gain (loss) on:
Investments		6,054,799
Options		(954,183)
Swaps		4,125,332
Net change in unrealized appreciation (depreciation) on:
Investments		14,407,511
Options		(245,155)
Swaps		(318,839)
Unfunded commitments		(76,813)
Net realized and unrealized gain on investments, options, swaps and
unfunded commitments		22,992,652
Net Increase in Net Assets Resulting from Operations		$40,950,357

See notes to financial statements.

S–25

STATEMENT OF CHANGES IN NET ASSETS |

	For the	For the
	Year Ended	Year Ended
	May 31, 2011	May 31, 2010
Increase in Net Assets from Operations
Net investment income	$17,957,705	$16,099,616
Net realized gain on investments, options, foreign currency transaction,
futures and swaps	9,225,948	4,755,490
Net change in unrealized appreciation on investments, options, swaps and
unfunded commitments	13,766,704	43,077,264
Net increase in net assets resulting from operations	40,950,357	63,932,370
Distributions to Common Shareholders
From net investment income	(17,370,509)	(16,931,384)
Capital Share Transactions
Reinvestment of dividends	1,969,567	1,706,887
Net increase from capital share transactions	1,969,567	1,706,887
Total increase in net assets	25,549,415	48,707,873
Net Assets
Beginning of period	161,783,388	113,075,515
End of period (including accumulated undistributed net investment
income of $917,740 and $860,558, respectively)	$187,332,803	$161,783,388

See notes to financial statements.

S–26

STATEMENT OF CASH FLOWS | FOR THE YEAR ENDED MAY 31, 2011

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$40,950,357
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used by Operating and Investing Activities:
Net unrealized appreciation on investments	(14,407,511)
Net unrealized depreciation on options	245,155
Net unrealized depreciation on swaps	318,839
Net unrealized depreciation on unfunded commitments	76,813
Net accretion of bond discount and amortization of bond premium	(6,427,542)
Net realized gain on investments	(6,054,799)
Paydowns received	(3,152,962)
Net realized loss on options	954,183
Purchase of long-term investments	(167,086,777)
Cost of written options closed	(7,421,639)
Premiums received on call options written	6,149,013
Proceeds from sale of long-term investments	150,748,809
Net purchases of short-term investments	(4,899,312)
Decrease in dividends receivable	34,136
Increase in interest receivable	(459,673)
Increase in securities sold receivable	(2,751,219)
Increase in other assets	(87,773)
Increase in payable for securities purchased	3,029,768
Decrease in interest due on borrowings	(257,459)
Increase in advisory fee payable	28,704
Increase in administration fee payable	574
Increase in accrued expenses and other liabilities	46,778
Net Cash Used by Operating and Investing Activities	(10,423,537)
Cash Flows From Financing Activities:
Distributions to common shareholders	(15,400,942)
Net increase in reverse repurchase agreements	15,997,268
Decrease in payable on TALF loan	(11,337)
Proceeds from borrowings	1,567,742
Payments made on borrowings	(6,000,197)
Net Cash Used in Financing Activities	(3,847,466)
Net decrease in cash	(14,271,003)
Cash at Beginning of Period	16,323,104
Cash at End of Period (including restricted cash)	$2,052,101
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$1,380,534
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$1,969,567

See notes to financial statements.

S–27

NOTES TO FINANCIAL STATEMENTS | MAY 31, 2011

Note 1 – Organization:

Effective following the close of business on March 24, 2011, Claymore/Guggenheim Strategic Opportunities Fund announced that its name had changed to Guggenheim Strategic Opportunities Fund. Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

The Fund’s primary investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities (including asset-backed securities, collateralized mortgage obligations and term loans) are valued at the last available bid price. If bids are not available, debt securities are estimated using valuation models that incorporate market data that may include assumptions relating to current yields, timing of cash flows, dealer quotes, prepayment risk, value of underlying collateral, general market conditions, liquidity and prices of other debt securities with comparable coupon rates, maturities/duration, and credit quality. Municipal bonds are valued at the last available bid price for such securities or, if such prices are not available, at priced for securities of comparable maturity, quality and type. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund’s securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Investment companies are valued at the last available closing price. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded. Short-term securities with remaining maturities of 60 days or less, at the time of purchase, are valued at amortized cost, which approximates market value.

For fixed income securities, fair valuations may include input from Guggenheim Partners Asset Management, LLC (“GPAM”) utilizing a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over treasuries, and other information and analysis. GPAM also uses third party service providers to model certain securities using cash flow models to represent a fair market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There were no securities fair valued at May 31, 2011.

The Fund has elected to value the Term Asset-Backed Securities Loan Facility (“TALF loan”) using the fair value option, as permitted by GAAP, to mitigate the volatility in net assets caused by measuring related assets and liabilities differently. The fair value option requires that the TALF loan be marked-to-market giving consideration to relevant market factors, including changes in the market value of the pledged collateral. At May 31, 2011, the pledged collateral exceeded the value of the TALF loan.

The Fund adopted the Accounting Standards Update (“ASU”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The Fund adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

S–28

NOTES TO FINANCIAL STATEMENTS | MAY 31, 2011 (CONTINUED)

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. In addition, the Fund values certain Level 2 fixed income securities using broker quotes. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at May 31, 2011.

Description
(value in $000s)	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$ –	$ 75,448	$ –	$ 75,448
Asset Backed Securities	–	93,968	–	93,968
Collateralized Mortgage Obligations	–	49,433	–	49,433
Term Loans	–	5,726	–	5,726
Municipal Bonds	–	894	–	894
Preferred Stocks
Banks	1,063	–	–	1,063
Diversified Financial Services	1,250	–*	–	1,250
Insurance	568	–	–	568
Telecommunications	–	1,171	–	1,171
Transportation	1,105	–	–	1,105
Exchange-Traded Funds	29,544	–	–	29,544
Exchange-Traded Notes	140	–	–	140
Money Market Fund	4,019	–	–	4,019
Interest Rate Swaps	–	1,486	–	1,486
Total	$37,689	$228,126	$ –	$265,815
Liabilities:
Credit Default Swaps	$ –	$ 553	$ –	$ 553
TALF Loan	–	10,619	–	10,619
Options Written	409	–	–	409
Unfunded Commitments	–	77	–	77
Total	$ 409	$11,249	$ –	$11,658
* Amount rounds to less than $1.

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2011. There were three transfers, in the amount of $4,646,880, from Level 3 to Level 2 during the year ended May 31, 2011. The transfers from Level 3 to Level 2 occurred when observable valuation inputs became available for these securities.

The following table presents the activity of the Fund’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the year ended May 31, 2011.

Level 3 Holdings	Securities	Derivatives	Total
(value in $000s)
Beginning Balance
at 5/31/10	$ 4,632	$ –	$ 4,632
Net Realized Gain/Loss	–	–	–
Change in Unrealized
Gain/Loss	15	–	15
Purchases	–	–	–
Sales	–	–	–
Transfer In	–	–	–
Transfer Out	(4,647)	–	(4,647)
Ending Balance at 5/31/11	$ –	$ –	$ –

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended May 31, 2011, the Fund recognized an increase of interest income and a decrease of net realized gain of $3,152,962. This reclassification is reflected on the Statement of Operations and had no effect on the net asset value of the Fund. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps and securities purchased on a when issued or delayed delivery basis.

(d) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.

S–29

NOTES TO FINANCIAL STATEMENTS | MAY 31, 2011 (CONTINUED)

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(e) Covered Call Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on equity securities and indices. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(f) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in a Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.

(g) Distributions to Shareholders

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. To the extent distributions exceed net investment income, the excess will be deemed a return of capital. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(h) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. The Adviser is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“the Adviser”), the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of GPAM, provides personnel including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and GPAM, GPAM under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPAM’s affiliates. As compensation for its services, the Adviser pays GPAM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

S–30

NOTES TO FINANCIAL STATEMENTS | MAY 31, 2011 (CONTINUED)

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPAM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the year ended May 31, 2011, the Fund recognized expenses of $64,231 for these services.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At May 31, 2011, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate trusts, swaps, and excise taxes paid. Net investment income, net realized gains and net assets were not affected by these changes.

Undistributed
Net	Accumulated
Investment	Net Realized	Paid in
Income/(Loss)	Gain/(Loss)	Capital
$(530,014)	$546,414	$(16,400)

Information on the components of investments, excluding purchased and written options, and net assets as of May 31, 2011, is as follows:

Undistributed
			Net Tax	Net Tax	Ordinary	Undistributed
Cost of	Gross Tax	Gross Tax	Unrealized	Unrealized	Income/	Long-Term Gains/
Investments for	Unrealized	Unrealized	Appreciation	Appreciation	(Accumulated	(Accumulated
Tax Purposes	Appreciation	Depreciation	on Investments	on Derivatives	Ordinary Loss)	Capital Loss)
$249,464,458	$22,073,057	$(7,207,869)	$14,865,188	$1,380,980	$1,633,361	$ –

The differences between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

For the year ended May 31, 2011, the tax character of distributions paid to common shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from	2011	2010
Ordinary Income	$17,370,509	$16,931,384

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

During the year ended May 31, 2011, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $167,086,777 and $150,748,809, respectively.

Note 6 – Derivatives: (a) Covered Call Option

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained

S–31

NOTES TO FINANCIAL STATEMENTS | MAY 31, 2011 (CONTINUED)

the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts during the year ended May 31, 2011.

Details of the transactions were as follows:
	Number of Contracts	Premiums Received
Options outstanding, beginning of year	10,539	$ 818,148
Options written during the year	118,340	6,149,013
Options expired during the year	(47,863)	(1,287,902)
Options closed during the year	(70,893)	(4,240,753)
Options assigned during the year	(6,214)	(1,054,564)
Options outstanding, end of year	3,909	$ 383,942

(b) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank. The Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps for each individual counterparty.

Total return swap agreements are contracts in which one party agrees to make payments of the total return from the underlying asset during a specified period in return for receiving payments equal to a fixed or floating rate of interest or the total return from another designated underlying asset.

Interest rate swap agreements involve the Fund’s agreement to exchange a stream of interest payments for another party’s stream of cash flows.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

The Fund entered into swap agreements during the year ended May 31, 2011, to potentially enhance return. Details of the swap agreements outstanding as of May 31, 2011, are as follows:

Credit Default Swap Agreements
Implied Credit
Spread at
		Buy/Sell	Termination	May 31,	Notional		Unrealized Appreciation/
Counterparty	Reference Entity	Protection	Date	2011 (2)	Amount (000)	Receive Fixed Rate	(Depreciation)
Goldman	Basket of distinct
Sachs(1)	corporate entities	Sell	09/20/14	7.12%	$ 3,000	1.180%	$ (552,675)

Interest Rate Swap Agreements
					Unrealized Appreciation
Counterparty	Floating Rate	Termination Date	Notional Amount (000)	Receive Fixed Rate	(Depreciation)
Goldman Sachs (3)	3 Month LIBOR	01/04/38	$ 10,000	5.675%	$ 782,468
Goldman Sachs (3)	3 Month LIBOR	01/12/15	10,000	3.155	150,493
Goldman Sachs (3)	3 Month LIBOR	07/07/38	5,000	5.753	348,150
Goldman Sachs (3)	3 Month LIBOR	07/07/38	5,000	5.940	70,500
Goldman Sachs (3)	3 Month LIBOR	01/12/15	5,000	3.095	134,300
					$1,485,911
Total Unrealized Appreciation for Swap Agreements					$ 933,236

(1)
The Fund receives a fixed rate based upon the notional amount of $3 million and if a defined credit event occurs, pays cumulative losses in excess of a stated percentage on an underlying basket of distinct corporate entities with an aggregate notional value of $3 billion. The maximum loss exposure is $3 million.

S–32

NOTES TO FINANCIAL STATEMENTS | MAY 31, 2011 (CONTINUED)

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundless and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)	The Fund pays the floating rate and receives the fixed rate.

(c) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities at May 31, 2011.

Statement of Asset and Liability Presentation of Fair Values of Derivative Instruments:
(value in $000s)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as	Statement of Assets and Liabilities		Statement of Assets and Liabilities
hedging instruments	Location	Fair Value	Location	Fair Value
Equity risk	Unrealized appreciation on swaps	$ –	Options Written	$409
Interest rate risk	Unrealized appreciation on swaps	1,486	Unrealized depreciation on swaps	–
Credit risk	Unrealized appreciation on swaps	–	Unrealized depreciation on swaps	553
Total		$1,486		$962

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the year ended May 31, 2011.

	Effect of Derivative Instruments on the Statement of Operations:
(value in $000s)
	Amount of Realized Gain (Loss) on Derivatives
Derivatives not accounted for as hedging instruments	Options	Swaps	Total
Equity risk	$ (954)	$ 1,699	$ 745
Interest rate risk	–	2,390	2,390
Credit risk	–	36	36
Total	$ (954)	$ 4,125	$ 3,171

	Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Options	Swaps	Total
Equity risk	$ (245)	$ (88)	$ (333)
Interest rate risk	–	(908)	(908)
Credit risk	–	677	677
Total	$ (245)	$ (319)	$ (564)

Derivative notional amounts and values as of May 31, 2011, are indicative of the volume of the Fund’s derivatives over the reporting year.

Note 7 – Leverage:

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. Such agreements are considered to be borrowings under the 1940 Act. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended May 31, 2011, the average daily balance for which reverse repurchase agreements were outstanding amounted to $37,018,252. The average interest rate was 2.13%. At May 31, 2011, there was $47,618,513 in reverse repurchase agreements outstanding. The total amount segregated in connection with the outstanding reverse repurchase agreements was $84,245,545.

S–33

NOTES TO FINANCIAL STATEMENTS | MAY 31, 2011 (CONTINUED)

At May 31, 2011, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

	Range of	Range of
Counterparty	Interest Rates	Maturity Dates	Face Value
Banc of America
Securities LLC	1.27% - 2.02%	07/20/11 - 08/16/11	$ 5,120,875
Barclays Capital, Inc.	0.85% - 2.31%	06/03/11 - 09/25/14	13,616,446
Credit Suisse
Securities LLC	1.50%	07/07/11 - 07/18/11	2,030,877
Deutsche Bank
Securities, Inc.	2.76%	08/10/11	1,380,000
Goldman Sachs & Co.	2.76%	08/17/11	212,340
Greenwich Capital
Markets, Inc.	1.45% - 2.20%	06/24/11 - 08/10/11	9,326,100
Jefferies & Co., Inc.	2.44% - 2.79%	06/06/11 - 06/30/11	6,722,000
Morgan Stanley &
Co., Inc.	1.05% - 1.50%	06/01/11 - 08/15/11	9,209,875
			$47,618,513

Borrowings

On November 20, 2008, the Fund entered into a $30,000,000 credit facility agreement with BNP Paribas. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85%. An unused commitment fee of 0.75% is charged on the difference between the $30,000,000 credit facility and the amount borrowed. At May 31, 2011, there was $22,432,914 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the year ended May 31, 2011, was $22,399,880 with a related average interest rate of 1.21%. The maximum amount outstanding during the year ended May 31, 2011 was $26,727,551. As of May 31, 2011, the total amount segregated in connection with borrowings was $65,334,776.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

TALF Program

The Fund may invest a portion of its total assets through participation in the Term Asset-Backed Securities Loan Facility program (the “TALF program”), a program developed by the Board of Governors of the Federal Reserve System and the U.S. Department of the Treasury and operated by the Federal Reserve Bank of New York (“FRBNY”). Under the TALF program, the FRBNY may provide loans to the Fund to purchase certain investment-grade, asset-backed securities which must be backed by auto loans, student loans, credit card loans, small business loans or certain commercial mortgage-backed securities (“Eligible Securities”).

Per the terms of the TALF Program, the FRBNY lends to each borrower an amount equal to the lesser of par or market value of the Eligible Securities pledged as collateral minus a percentage of the par or market value of the Eligible Securities. The Fund pledges Eligible Securities as collateral for a TALF Program loan, which consist of securities that the Fund currently owns or securities that the Fund purchases with the loan proceeds. Loans acquired through the TALF Program may be prepaid at the option of the Fund without any prepayment penalty, and the Fund may satisfy its loan obligation in full at any time by surrendering the Eligible Securities pledged by the Fund to the FRBNY. The TALF program loans are non-recourse. If the Fund does not repay the loan, or if the Eligible Securities pledged by the Fund loses some or all of its value, under the terms of the TALF Program the FRBNY may enforce its rights only against the Eligible Securities pledged as collateral by the Fund and not against any other assets of the Fund.

The Fund is charged interest based on the terms of each loan and the type of Eligible Securities pledged as collateral by the Fund. During the year ended May 31, 2011, the Fund paid $419,464 of interest expense, which is included in Interest expense on the Statement of Operations.

As of May 31, 2011, borrowings under the TALF Program represent 3.9% of the Fund’s total assets.

Details of the TALF loan outstanding at May 31, 2011, are as follows:

Loan
Principal	Loan		Collateral
Amount	Type		Description
$10,618,934	Commercial	Commercial Mortgage
	Mortgage Obligation	Pass Through Certificates
Loan	Loan
Interest	Maturity	Loan	Collateral
Rate	Date	Value	Value
3.796%	9/25/14	$10,618,934	$15,042,630

Note 8 – Loan Commitments

Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments of as of May 31, 2011. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2011, the total amount segregated in connection with unfunded commitments was $9,100,471. The unrealized depreciation on these commitments of $76,813 as of May 31, 2011 is reported as “Unrealized depreciation on unfunded commitments” on the Statement of Assets and Liabilities.

S–34

NOTES TO FINANCIAL STATEMENTS | MAY 31, 2011 (CONTINUED)

At May 31, 2011, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

			Unrealized
	Expiration	Principal	Appreciation/
Borrower	Date	Amount	(Depreciation)
Endo Pharmaceuticals	10/10/2011	$1,000,000	$ –
Level 3
Communications LLC	4/21/2012	500,000	–
PTS Catalent	4/10/2013	500,000	(28,313)
Rural/Metro	9/28/2011	300,000	–
ServiceMaster	7/24/2013	800,000	(48,500)
Solera	8/15/2011	1,000,000	–
		$4,100,000	$(76,813)

Note 9 – Capital:
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 9,317,708 issued and outstanding.

Transactions in common shares were as follows:

	Year Ended	Year Ended
	May 31, 2011	May 31, 2010
Beginning Shares	9,215,636	9,105,240
Shares issued through dividend reinvestment	102,072	110,396
Ending Shares	9,317,708	9,215,636

Note 10 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On June 1, 2011, the Fund declared a monthly dividend to common shareholders of $0.154 per common share. The dividend was payable on June 30, 2011, to shareholders of record on June 15, 2011.

On July 1, 2011, the Fund declared a monthly dividend to common shareholders of $0.154 per common share. The dividend was payable on July 29, 2011, to shareholders of record on July 15, 2011.

S–35

Guggenheim Strategic Opportunities Fund

up to 4,875,670 Common Shares

PROSPECTUS
SUPPLEMENT

Cantor Fitzgerald & Co.

December 16, 2011

BASE PROSPECTUS

$100,000,000

Guggenheim Strategic Opportunities Fund

Common Shares

     Investment Objective and Philosophy. Guggenheim Strategic Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund will pursue a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes. The Fund cannot ensure investors that it will achieve its investment objective.

     Investment Portfolio. The Fund will seek to achieve its investment objective by investing in a wide range of fixed-income and other debt and senior equity securities (“Income Securities”) selected from a variety of sectors and credit qualities, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”) that the Fund’s sub-adviser believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities.

     Offering. The Fund may offer, from time to time, up to $100,000,000 aggregate initial offering price of common shares of beneficial interest, par value $0.01 per share (“Common Shares”), in one or more offerings in amounts, at prices and on terms set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and any related Prospectus Supplement carefully before you decide to invest in the Common Shares.

     The Fund may offer Common Shares (1) directly to one or more purchasers, (2) through agents that the Fund may designate from time to time or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering of Common Shares will identify any agents or underwriters involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Common Shares through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement. See “Plan of Distribution.”

     Investment Adviser and Sub-Adviser. Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund. Guggenheim Partners Asset Management, LLC (the “Sub-Adviser”) will be responsible for the management of the Fund’s portfolio of securities. Each of the Investment Adviser and the Sub-Adviser is a wholly-owned subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”). Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $100 billion of assets as of December 31, 2010.

(continued on following page)

     Investing in the Fund’s Common Shares involves certain risks. See “Risks” on page 51 of this Prospectus.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated April 8, 2011

(continued from previous page)

     Investment Parameters. The Fund may allocate its assets among a wide variety of Income Securities and Common Equity Securities, provided that, under normal market conditions, the Fund will not invest more than: 60% of its total assets in Income Securities rated below-investment grade (commonly referred to as “high-yield” or “junk” bonds), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal; 50% of its total assets in Common Equity Securities consisting of common stock; 20% of its total assets in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles; 20% of its total assets in non-U.S. dollar-denominated Income Securities; and 10% of its total assets in Income Securities of issuers in emerging markets.

     Common Shares. The Fund’s currently outstanding Common Shares are, and the Common Shares offered in this Prospectus will be, listed on the New York Stock Exchange (the “NYSE”) under the symbol “GOF.” The net asset value of the Common Shares at the close of business on April 8, 2011 was $19.93 per share, and the last sale price of the Common Shares on the NYSE on such date was $21.30. See “Market and Net Asset Value Information.”

     Financial Leverage. The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares (“Preferred Shares”), through borrowing or the issuance of commercial paper or other forms of debt (“Borrowings”), through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing (collectively “Financial Leverage”). The Fund’s total Financial Leverage may vary over time; however, the aggregate amount of Financial Leverage is not currently expected to exceed 33 1 / 3 % of the Fund’s Managed Assets (as defined herein) after such issuance and/or borrowing; however, the Fund may utilize Financial Leverage up to the limits imposed by the Investment Company Act of 1940, as amended. The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc. (“BNP Paribas”) pursuant to which the Fund may borrow up to $30 million. As of November 30, 2010, outstanding Borrowings under the committed facility agreement were approximately $22.4 million, which represented approximately 9.0% of the Fund’s Managed Assets as of such date. The Fund invests a portion of its total assets through participation in the Term Asset-Backed Securities Loan Facility program (the “TALF Program”), a program developed by the Board of Governors of the Federal Reserve System and the U.S. Department of the Treasury and operated by the Federal Reserve Bank of New York (“FRBNY”). Under the TALF Program, the FRBNY may provide loans to the Fund to purchase certain investment-grade, asset-backed securities which must be backed by auto loans, student loans, credit card loans, small business loans or certain commercial mortgage-backed securities. As of November 30, 2010, the Fund’s borrowings under the TALF Program represented approximately 4.3% of the Fund’s Managed Assets. In addition, as of November 30, 2010, the Fund had reverse repurchase agreements outstanding representing Financial Leverage equal to approximately 15.1% of the Fund’s Managed Assets. As of November 30, 2010, the Fund’s total Financial Leverage represented approximately 28.4% of the Fund’s Managed Assets.

     You should read this Prospectus, which contains important information about the Fund, together with any Prospectus Supplement, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated April 8, 2011, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 86 of this Prospectus, by calling (800) 345-7999 or by writing to the Investment Adviser at Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, or you may obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov). Free copies of the Fund’s reports and its Statement of Additional Information will also be available from the Fund’s web site at www.guggenheimfunds.com/gof. The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus.

     The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

ii

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted.

FORWARD-LOOKING STATEMENTS

     This Prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Fund’s plans, strategies, and goals and the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this Prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.

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PROSPECTUS SUMMARY

     This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s Common Shares. You should carefully read the more detailed information contained elsewhere in this Prospectus and any related Prospectus Supplement prior to making an investment in the Fund, especially the information set forth under the headings “Investment Objective and Policies” and “Risks.” You may also wish to request a copy of the Fund’s Statement of Additional Information, dated April 8, 2011 (the “SAI”), which contains additional information about the Fund.

The Fund
Guggenheim Strategic Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company that commenced operations on July 26, 2007. The Fund’s objective is to maximize total return through a combination of current income and capital appreciation.

The Fund’s common shares of beneficial interest, par value $0.01 per share, are called “Common Shares” and the holders of Common Shares are called “Common Shareholders” throughout this Prospectus.

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund. Guggenheim Partners Asset Management, LLC (the “Sub-Adviser”) is responsible for the management of the Fund’s portfolio of securities. Each of the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Guggenheim Partners, LLC (“Guggenheim Partners”).

The Offering
The Fund may offer, from time to time, up to $100,000,000 aggregate initial offering price of Common Shares, on terms to be determined at the time of the offering. The Fund will offer Common Shares at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”).

The Fund may offer Common Shares (1) directly to one or more purchasers, (2) through agents that the Fund may designate from time to time, or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering will identify any agents or underwriters involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Common Shares through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement describing the method and terms of the offering of Common Shares. See “Plan of Distribution.”

Use of Proceeds
Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of an offering of Common Shares in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Common Shares in accordance with its investment objective and policies within three months after the completion of such offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to issue Common Shares primarily for this purpose.
Investment Objective and Philosophy
The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund will pursue a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Sub-Adviser seeks to combine a credit- managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes. The Fund cannot ensure investors that it will achieve its investment objective. The Fund’s investment objective is considered fundamental and may not be changed without the approval of Common Shareholders. See “Investment Objective and Policies— Investment Philosophy and Investment Process.”

Investment Process
The Sub-Adviser’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as Guggenheim Partners’ Dynamic Financial Analysis Model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuer or with investment banks and dealers involved in the origination of such securities.

Investment Portfolio
The Fund will seek to achieve its investment objective by investing in:

Income Securities. The Fund may invest in a wide range of fixed- income and other debt and senior equity securities (“Income Securities”) selected from a variety of sectors and credit qualities. The Fund may invest in Income Securities of any credit quality, including Income Securities rated below-investment grade (commonly referred to as “high-yield” or “junk” bonds), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The sectors and types of Income Securities in which the Fund may invest, include, but are not limited to:

•	corporate bonds;

•
loans and loan participations (including senior secured floating rate loans, “second lien” secured floating rate loans, and other types of secured and unsecured loans with fixed and variable interest rates) (collectively, “Loans”);

•	structured finance investments (including residential and commercial mortgage-related securities, asset-backed securities, collateralized debt obligations and risk-linked securities);

•	U.S. government and agency securities;

•	mezzanine and preferred securities; and

•	convertible securities.

Common Equity Securities and Covered Call Option Strategy. The Fund may invest in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”) that the Sub-Adviser believes offer attractive yield and/or capital appreciation potential. As part of its Common Equity Securities strategy, the Fund currently intends to employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual Common Equity Securities and, to a lesser extent, on indices of securities and sectors of securities. This covered call option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s Common Shareholders.

Structured Finance Investments. The Fund may invest in structured finance investments, which are Income Securities and Common Equity Securities typically issued by special purpose vehicles that hold income-producing securities (e.g., mortgage loans, consumer debt payment obligations and other receivables) and other financial assets. Structured finance investments are tailored, or packaged, to meet certain financial goals of investors. Typically, these investments provide investors with capital protection, income generation and/or the opportunity to generate capital growth. The Sub-Adviser believes that structured finance investments provide attractive risk-adjusted returns, frequent sector rotation opportunities and prospects for adding value through security selection. Structured finance investments include:

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, REITs (including debt and preferred stock issued by REITs), and other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates, and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers, including subordinated mortgage-related securities. The underlying assets of certain mortgage-related securities may be subject to prepayments, which shorten the weighted average maturity and may lower the return of such securities.

Asset-Backed Securities. Asset-backed securities are a form of derivative issued by governmental entities and private issuers which utilizes securitization techniques similar to those used for mortgage- related securities. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities are subject to the same risk of prepayment described above with respect to mortgage-related securities. Asset-backed securities may provide the Fund with a less effective security interest in the related collateral than do mortgage- related securities, and thus it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these securities.

Collateralized Debt Obligations. A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

Risk-Linked Securities. Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event.

Real Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that own, produce, refine, process, transport and market “real property assets,” such as real estate and the natural resources upon or within real estate (“Real Property Asset Companies”).

Personal Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that seek to profit primarily from the ownership, rental, leasing, financing or disposition of personal (as opposed to real) property assets (“Personal Property Asset Companies”). Personal (as opposed to real) property includes any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies the investment performance of which is not expected to be highly correlated with traditional market indexes because the personal property asset held by such company is non-correlated with traditional debt or equity markets. Such personal property assets include special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).

Private Securities. The Fund may invest in privately issued Income Securities and Common Equity Securities of both public and private companies (“Private Securities”). Private Securities have additional risk considerations than comparable public securities, including availability of financial information about the issuer and valuation and liquidity issues.

Investment Funds. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”). The Fund may invest up to 30% of its total assets in Investment Funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to 20% of its total assets may be invested in Investment Funds that are registered as investment companies (“Registered Investment Funds”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As used in this Prospectus, “Private Investment Funds” means privately offered Investment Funds that are excluded from the definition of “investment company” under the 1940 Act, including by operation of Section 3(c)(1) or 3(c)(7) thereof. Such funds may be commonly referred to as “hedge funds” or “private equity funds.” Investments in other Investment Funds involve operating expenses and fees at the Investment Fund level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by holders of the Fund’s Common Shares.

Synthetic Investments. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds.

Derivative Transactions. The Fund may purchase and sell derivative instruments (which derive their value by reference to another instrument, security or index) for investment purposes, such as obtaining investment exposure to an investment category; risk management purposes, such as hedging against fluctuations in securities prices or interest rates; diversification purposes; or to change the duration of the Fund. In order to help protect the soundness of derivative transactions and outstanding derivative positions, the Sub- Adviser generally requires derivative counterparties to have a minimum credit rating of A from Moody’s Investors Service (or a comparable rating from another rating agency) and monitors such rating on an ongoing basis. In addition, the Sub-Adviser seeks to allocate derivative transactions to limit exposure to any single counterparty. The Fund has not adopted a maximum percentage limit with respect to derivative investments. However, the maximum level of and types of derivative transactions used by the Fund will be approved by the Board of Trustees and the Board of Trustees will receive regular reports from the Investment Adviser and the Sub-Adviser regarding the Fund’s use of derivative instruments and the effect of derivative transactions on the management of the Fund’s portfolio and the performance of the Fund.

Investment Policies	The Fund may allocate its assets among a wide variety of Income Securities and Common Equity Securities, provided that, under normal market conditions, the Fund will not invest more than:

•	60% of its total assets in Income Securities rated below- investment grade;

•	50% of its total assets in Common Equity Securities consisting of common stock;

•	30% of its total assets in Investment Funds;

•	20% of its total assets in non-U.S. dollar-denominated Income Securities of corporate and governmental issuers located outside the United States; and

•	10% of its total assets in Income Securities of issuers in emerging markets.

The percentage of the Fund’s total assets allocated to any category of investment may at any given time be significantly less than the maximum percentage permitted pursuant to the above referenced investment policies.

Unless otherwise stated in this Prospectus or the SAI, the Fund’s investment policies are considered non-fundamental and may be changed by the Board of Trustees of the Fund (the “Board of Trustees”) without Common Shareholder approval. The Fund will provide investors with at least 60 days’ prior written notice of any change in the Fund’s investment policies. See “Investment Objective and Policies” in this Prospectus and in the SAI.

Financial Leverage
The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares (“Preferred Shares”), through borrowing or the issuance of commercial paper or other forms of debt (“Borrowings”), through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing (collectively “Financial Leverage”). The Fund’s total Financial Leverage may vary over time; however, the aggregate amount of Financial Leverage is not expected to exceed 33 1/ 3% of the Fund’s Managed Assets (as defined herein) after such issuance and/or borrowing; however, the Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. The Fund may also borrow in excess of such limit for temporary purposes such as the settlement of transactions.

The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc. (“BNP Paribas”) pursuant to which the Fund may borrow up to $30 million. As of November 30, 2010, outstanding Borrowings under the committed facility agreement were approximately $22.4 million, which represented approximately 9.0% of the Fund’s Managed Assets as of such date. The Fund invests a portion of its Managed Assets through participation in the Term Asset- Backed Securities Loan Facility program (the “TALF Program”), a program developed by the Board of Governors of the Federal Reserve System and the U.S. Department of the Treasury and operated by the Federal Reserve Bank of New York (“FRBNY”). Under the TALF Program, the FRBNY may provide loans to the Fund to purchase certain investment-grade, asset-backed securities which must be backed by auto loans, student loans, credit card loans, small business loans or certain commercial mortgage-backed securities. As of November 30, 2010, the Fund’s borrowings under the TALF Program represented approximately 4.3% of the Fund’s Managed Assets. In addition, as of November 30, 2010, the Fund had reverse repurchase agreements outstanding representing Financial Leverage equal to approximately 15.1% of the Fund’s Managed Assets. As of November 30, 2010, the Fund’s total Financial Leverage represented approximately 28.4% of the Fund’s Managed Assets.

So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund’s Common Shares. Any use of Financial Leverage must be approved by the Fund’s Board of Trustees. In connection with the Fund’s use of Financial Leverage, the Fund may seek to hedge the interest rate risks associated with the Financial Leverage through interest rate swaps, caps or other derivative transactions. There can be no assurance that the Fund’s Financial Leverage strategy will be successful during any period during which it is employed. The Fund may also seek to enhance the level of its current distributions by lending its portfolio securities to broker- dealers or financial institutions. See “Use of Financial Leverage” and “Risks—Financial Leverage Risk” and “Investment Objective and Policies—Investment Practices—Loans of Portfolio Securities.”

Other Investment Practices
Temporary Defensive Investments. At any time when a temporary defensive posture is believed by the Sub-Adviser to be warranted (a “temporary defensive period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels. See “Investment Objective and Policies—Temporary Defensive Investments.”

Management of the Fund
Guggenheim Funds Investment Advisors, LLC acts as the Fund’s Investment Adviser pursuant to an advisory agreement with the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Investment Adviser is responsible for the management of the Fund and administers the affairs of the Fund to the extent requested by the Board of Trustees. As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings or other forms of Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage.

Guggenheim Partners Asset Management, LLC acts as the Fund’s Sub-Adviser pursuant to a sub-advisory agreement with the Fund and the Investment Adviser (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the management of the Fund’s portfolio of securities. As compensation for its services, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in a maximum annual amount equal to 0.50% of the Fund’s average daily Managed Assets.

Each of the Investment Adviser and the Sub-Adviser are wholly- owned subsidiaries of Guggenheim Partners.

Distributions
The Fund intends to pay substantially all of its net investment income to Common Shareholders through monthly distributions. In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually. The Fund expects that dividends paid on the Common Shares will consist of (i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gain (for example, premiums earned in connection with the Fund’s covered call option strategy) and income from certain hedging and interest rate transactions, (ii) qualified dividend income and (iii) long-term capital gain (gain from the sale of a capital asset held longer than one year). To the extent the Fund receives dividends with respect to its investments in Common Equity Securities that consist of qualified dividend income (income from domestic and certain foreign corporations), a portion of the Fund’s distributions to its Common Shareholders may consist of qualified dividend income. The Fund cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, which are taxed at lower rates for individuals than ordinary income. See “Distributions.”

If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information. See “Automatic Dividend Reinvestment Plan.”
Listing and Symbol	The Fund’s currently outstanding Common Shares are, and the Common Shares offered in this Prospectus will be, listed on the New York Stock Exchange (the “NYSE”) under the symbol “GOF.”
Special Risk Considerations
Not a Complete Investment Program. The Fund is intended for investors seeking current income and capital appreciation. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund.

Investment and Market Risk. An investment in Common Shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Fund will affect the value of the Common Shares. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Income Risk. The income investors receive from the Fund is based primarily on the interest it earns from its investments in Income Securities, which can vary widely over the short- and long-term. If prevailing market interest rates drop, investors’ income from the Fund could drop as well. The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated to the extent the Fund’s investments include floating-rate obligations.

Dividend Risk. Dividends on common stock and other Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Income Securities Risk. In addition to the risks discussed above, Income Securities, including high-yield bonds, are subject to certain risks, including:

Issuer Risk. The value of Income Securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Credit Risk. Credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status.

Interest Rate Risk. Interest rate risk is the risk that Income Securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of Income Securities generally will fall.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called Income Securities at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or the overall return of the Fund.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

Liquidity Risk. The Fund may invest without limitation in Income Securities for which there is no readily available trading market or which are otherwise illiquid, including certain high-yield bonds. The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such securities and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, limited liquidity could affect the market price of Income Securities, thereby adversely affecting the Fund’s net asset value and ability to make distributions.

Valuation of Certain Income Securities. The Sub-Adviser normally uses an independent pricing service to value most Income Securities held by the Fund. Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain magnified risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above.

Below-Investment Grade Securities Risk. The Fund may invest in Income Securities rated below-investment grade or, if unrated, determined by the Sub-Adviser to be of comparable credit quality,

which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below-investment grade quality involves substantial risk of loss. Income Securities of below-investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Income Securities of below-investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for Income Securities of below-investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

Structured Finance Investments Risk. The Fund’s structured finance investments may include residential and commercial mortgage-related and other asset-backed securities issued by governmental entities and private issuers. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Fund.

The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.

Mortgage-Backed Securities Risk. The risks associated with mortgage- backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in the value of the mortgage-backed security;

(4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of debt securities. In addition, due to increased instability in the credit markets, the market for some mortgage-backed securities has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities. The Fund may invest in sub-prime mortgages or mortgage-backed securities that are backed by sub-prime mortgages.

Moreover, the relationship between prepayments and interest rates may give some high-yielding mortgage-related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage- related and asset-backed security’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases mortgage-related and asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

Mortgage-backed securities generally are classified as either commercial mortgage-backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks.

Commercial Mortgage-Backed Securities Risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family mortgage-related securities. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.
Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage- related securities secured by loans on commercial properties than on those secured by loans on residential properties. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Sub-Prime Mortgage Market Risk. The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage- related securities. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-line mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage- related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. If the economy of the United States deteriorates further, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any mortgage-backed securities owned by the Fund.

The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment in July 2008 of the Housing and Economic Recovery Act of 2008, a wide-ranging housing rescue bill that offers up to $300 billion in assistance to troubled homeowners and emergency assistance to Freddie Mac and Fannie Mae, companies that operate under federal charter and play a vital role in providing financing for the housing markets. The above-mentioned housing bill could potentially have a material adverse effect on the Funds’ investment as the bill, among other things, (1) allows approximately 400,000 homeowners to refinance into affordable, government-backed loans through a program run by the Federal Housing Authority (“FHA”), a division of the U.S. Housing and Urban Development (“HUD”) and (2) provides approximately $180 million for “pre-foreclosure” housing counseling and legal services for distressed borrowers. In addition, the mortgage crisis has led public advocacy groups to demand, and governmental officials to propose and consider, a variety of other “bailout” and “rescue” plans that could potentially have a material adverse effect on the Funds’ investments. Certain borrowers may also seek relief through the “FHA Secure” refinancing option that gives homeowners with non-FHA adjustable rate mortgages, current or delinquent and regardless of reset status, the ability to refinance into a FHA-insured mortgage. The Helping Families Save Their Homes Act of 2009, which was enacted on May 20, 2009, provides a safe harbor for servicers entering into “qualified loss mitigation plans” with respect to residential mortgages originated before the act was enacted. By protecting servicers from certain liabilities, this safe harbor may encourage loan modifications and reduce the likelihood that investors in securitizations will be paid on a timely basis or will be paid in full. In addition to the above, a variety of other plans and proposals from federal and state regulatory agencies have been presented. Law, legislation or other government regulation, promulgated in furtherance of a “bailout” or “rescue” plan to address the crisis and distress in the residential mortgage loan sector, may result in a reduction of available transactional opportunities for the Fund, or an increase in the cost associated with such transactions. Any such law, legislation or regulation may adversely affect the market value of non-agency RMBS.

A number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, have experienced serious financial difficulties, including some that are now subject to federal insolvency proceedings. Such difficulties may affect the performance of non-agency RMBS and CMBS backed by mortgage loans. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.

Asset-Backed Securities Risk. ABS involve certain risks in addition to those presented by mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. ABS do not have the benefit of the same security interest in the underlying collateral as mortgage-backed securities and are more dependent on the borrower’s ability to pay and may provide the Fund with a less effective security interest in the related collateral than do mortgage- related securities. The collateral underlying ABS may constitute assets related to a wide range of industries and sectors. The collateral underlying ABS may constitute assets related to a wide range of industries and sectors. For example, ABS can be collateralized with credit card and automobile receivables. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Fund.

In addition, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

The Credit CARD Act of 2009 imposes new regulations on the ability of credit card issuers to adjust the interest rates and exercise various other rights with respect to indebtedness extended through credit cards. The Fund and the Sub-Adviser cannot predict what effect, if any, such regulations might have on the market for ABS and such regulations may adversely affect the value of ABS owned by the Fund.

The United States automobile manufacturers have recently reported reduced sales and the potential inability to meet their financing needs. As a result, certain automobile manufacturers have been granted access to emergency loans from the U.S. Government and have experienced bankruptcy. As a result of these events, the value of securities backed by receivables from the sale or lease of automobiles may be adversely affected.

Risks Associated with CDOs. The credit quality of CDO securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., debt obligations) of a CDO are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the CDO. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of CDO securities also may change because of changes in market value, that is changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

Risks Associated with Risk-Linked Securities. RLS are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor — an insurer, reinsurer or corporation — to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. RLS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indicies, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess. Catastrophe-related RLS have been in use since the 1990s, and the securitization and risk-transfer aspects of such RLS are beginning to be employed in other insurance and risk-related areas. The RLS market is thus in the early stages of development. No active trading market may exist for certain RLS, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Risks Associated with Structured Notes. Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Senior Loans Risk. The Fund may invest in senior secured floating rate Loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade Income Securities, although Senior Loans are typically senior and secured in contrast to subordinated and unsecured Income Securities. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other lower grade Income Securities, which may have fixed interest rates.

Second Lien Loans Risk. The Fund may invest in “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities.

However, Second Lien Loans are second in right of payment to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid.

Mezzanine Investments Risk. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.

Convertible Securities Risk. The Fund may invest in convertible securities, which include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities generally offer lower interest or dividend yields than non- convertible securities of similar quality. As with all Income Securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

Preferred Stock Risks. The Fund may invest in preferred stock, which represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Foreign Securities Risk. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated Income Securities of foreign issuers. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. The Fund may also invest in U.S. dollar- denominated Income Securities of foreign issuers, which are subject to many of the risks described above regarding Income Securities of foreign issuers denominated in foreign currencies.

Emerging Markets Risk. The Fund may invest up to 10% of its total assets in Income Securities the issuers of which are located in countries considered to be emerging markets, and investments in such securities are considered speculative. Heightened risks of investing in emerging markets include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and potential restrictions on repatriation of investment income and capital.

Foreign Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Common Equity Securities Risk. The Fund may invest up to 50% of its total assets in Common Equity Securities. Common Equity Securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market and broader domestic and international political and economic events. The prices of Common Equity Securities are also sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of Common Equity Securities to which the Fund has exposure. While broad market measures of Common Equity Securities have historically generated higher average returns than Income Securities, Common Equity Securities have also experienced significantly more volatility in those returns. Common Equity Securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Risks Associated with the Fund’s Covered Call Option Strategy. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. See “Risks—Risks Associated with the Fund’s Covered Call Option Strategy—Risks Associated with Covered Call and Put Options.”

With respect to exchange-traded options, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position on an options exchange. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. See “Risks—Risks Associated with the Fund’s Covered Call Option Strategy—Exchange-Listed Option Risk.”

The Fund may also write (sell) over-the-counter options (“OTC options”). Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. See “Risks—Risks Associated with the Fund’s Covered Call Option Strategy—OTC Option Risk.”

Risks of Real Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by Real Property Asset Companies. Because of the Fund’s ability to make indirect investments in real estate and in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate, including declines in the value of real estate; general and local economic conditions; increased competition; and changes in interest rates. Because of the Fund’s ability to make indirect investments in natural resources and physical commodities, and in Real Property Asset Companies engaged in oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers, the Fund is subject to risks associated with such real property assets, including supply and demand risk, depletion risk, regulatory risk and commodity pricing risk.

Risks of Personal Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by Personal Property Asset Companies which invest in personal property such as special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art). The risks of special situation transportation assets include cyclicality of supply and demand for transportation assets and risk of decline in the value of transportation assets and rental values. The risks of collectible assets include the difficulty in valuing collectible assets, the relative illiquidity of collectible assets, the prospects of forgery or the inability to assess the authenticity of collectible assets and the high transaction and related costs of purchasing, selling and safekeeping collectible assets.

Private Securities Risk. The Fund may invest in privately issued Income Securities and Common Equity Securities of both public and private companies. Private Securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Sub-Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain Private Securities may be illiquid. Because there is often no readily available trading market for Private Securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private Securities are also more difficult to value. Private Securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt securities.

Investment Funds Risk. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing up to 20% of its total assets in Investment Funds, of which amount up to 10% of its total assets may be invested in Registered Investment Funds. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities. Investments in Investment Funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Fund to an additional layer of financial leverage.

Private Investment Funds Risk. In addition to those risks described above with respect to all Investment Funds, investing in Private Investment Funds may pose additional risks to the Fund. Certain Private Investment Funds in which the Fund participates may involve capital call provisions under which the Fund is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in Private Investment Funds may have very limited liquidity. Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a Private Investment Fund may be prohibited during the term of the Private Investment Fund or, if permitted, may be infrequent. Certain Private Investment Funds may be subject to “lock-up” periods of a year or more. The valuation of investments in Private Investment Funds often will be based upon valuations provided by the adviser or manager and it may not always be possible to effectively assess the accuracy of such valuations, particularly if the fund holds substantial investments the values of which are determined by the adviser or manager based upon a fair valuation methodology. Incentive fee considerations, which are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Private Investment Fund manager, may cause conflicts in the fair valuation of investment holdings by a Private Investment Fund’s adviser or manager.

Private Investment Funds in which the Fund invests may employ a number of investment techniques, including short sales, investment in non-investment grade or nonmarketable securities, uncovered option transactions, forward transactions, futures and options on futures transactions, foreign currency transactions and highly concentrated portfolios, among others, which could, under certain circumstances, magnify the impact of any negative market, sector or investment development. The Fund may be exposed to increased leverage risk, as the Private Investment Funds in which it invests may borrow and may utilize various lines of credit, reverse repurchase agreements, “dollar” rolls, issuance of debt securities, swaps, forward purchases and other forms of leverage. Some of the Private Investment Funds may provide very limited information with respect to their operation and performance to the Fund, thereby severely limiting the Fund’s ability to verify initially or on a continuing basis any representations made by the Private Investment Funds or the investment strategies being employed, and exposing the Fund to concentration risk if it invests in a number of Private Investment Funds which have overlapping strategies and accumulate large positions in the same or related instruments without the Sub-Adviser’s knowledge. The Fund will not have the ability to direct or influence the management of the Private Investment Funds in which it invests, so the returns on such investments will primarily depend on the performance of the Private Investment Funds’

managers and could suffer substantial adverse effects by the unfavorable performance of such managers.

Synthetic Investments Risk. The Fund may be exposed to certain additional risks to the extent the Sub-Adviser uses derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Market Discount Risk. The Fund’s Common Shares have a limited trading history and have traded both at a premium and at a discount in relation to NAV. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. The Fund’s Common Shares have recently traded at a premium to NAV per share, which may not be sustainable. If the Common Shares are trading at a premium to net asset value at the time you purchase Common Shares, the NAV per share of the Common Shares purchased will be less than the purchase price paid. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund’s NAV as a result of the Fund’s investment activities. The Fund’s NAV will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common

Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then current NAV, subject to certain conditions, and such sales of Common Shares at price below NAV, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.

Whether Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund’s control, the Fund cannot predict whether the Common Shares will trade at, below or above NAV, or at, below or above the public offering price for the Common Shares. Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.

Dilution Risk. The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund’s then-current NAV per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current NAV per Common Share, shareholders would experience a dilution of the aggregate NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering. See “Description of Capital Structure— Common Shares—Issuance of Additional Common Shares.”

Financial Leverage Risk. Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.

Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on Borrowings or in the dividend rate on any Preferred Shares that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

Because the fees received by the Investment Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Investment Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Investment Adviser and the Sub-Adviser on the one hand and the Common Shareholders on the other. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Financial leverage may also be achieved through the purchase of certain derivative instruments. The Fund’s use of derivative instruments exposes the Fund to special risks. See “Investment Objectives and Policies—Certain Other Investment Practices— Derivative Transactions” and “ Risks—Derivative Transactions Risk.”

Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities.

See “Risks – Financial Leverage Risk.”

Derivative Transactions Risks. Participation in options, futures and other derivative transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of such strategies. If the Sub-Adviser’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Positions in derivatives (such as options, swaps, and futures and forward contracts and options thereon) may subject the Fund to substantial loss of principal in relation to the Fund’s investment amount.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Risk Associated with Recent Market Developments. Global and domestic financial markets have experienced periods of unprecedented turmoil. Instability in the credit markets has made it more difficult for a number of issuers to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. There is also a risk that developments in sectors of the credit markets in which the Fund does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Fund does invest, including securities owned by the Fund.

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events adversely affected the willingness of some lenders to extend credit, which may make it more difficult for issuers of Senior Loans to finance their operations. Such market conditions may increase the volatility of the value of securities owned by the Fund, may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of the Fund to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to the Common Shareholders. These developments adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund’s Common Shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social, political, and psychological tensions in the United States and around the world, have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Investment Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets in the Fund’s portfolio. The Investment Advisor and the Sub-Adviser intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so. Given the risks described above, an investment in Common Shares may not be appropriate for all prospective investors. A prospective investor should carefully consider his or her ability to assume these risks before making an investment in the Fund.

Risk Associated with Government Intervention in Financial Markets. The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect issuers of securities in which the Fund invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Legislation Risk. At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

TALF, TARP, PPIP and Other Government Programs Risks. In response to the financial crises affecting the banking system and the financial markets, the United States government, the Treasury, the Board of Governors of the Federal Reserve System and other governmental and regulatory bodies have taken action in an attempt to stabilize the financial markets.

The TALF Program and the Legacy Term Asset-Backed Securities Loan Facility program (“Legacy TALF Program”) are operated by the established by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) and the U.S. Treasury as a credit facility designed to restore liquidity to the market for asset-backed securities and operated by the FRBNY.

Pursuant to the Emergency Economic Stabilization Act of 2008 (the “EESA”), the Troubled Asset Relief Program (the “TARP”) was established. The purpose of this legislation was to stabilize financial markets and institutions in light of the financial crisis affecting the United States. In connection with the TARP, the Treasury announced the creation of the Financial Stability Plan in early 2009. The Financial Stability Plan outlined a series of key initiatives to help restore the United States economy, one of which was the creation of the Public- Private Investment Program (“PPIP”). The PPIP is designed to encourage the transfer of eligible assets, which include certain illiquid real estate-related assets issued prior to 2009 (which may be rated below investment grade, have no readily available trading market (or otherwise be considered illiquid), may be difficult to value and may be backed in part by non-performing mortgages), from banks and other financial institutions in an effort to restart the market for these assets and support the flow of credit and other capital into the broader economy.

Other such programs may be sponsored, established or operated by U.S. or non U.S. governments from time to time. It is unclear what effect these programs, and their eventual termination, may have on the markets for credit securities in which the fund may invest over the near- and long-term. Such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

The Fund may invest a portion of its assets through participation in the TALF Program. Under the TALF Program, the FRBNY may provide loans to the Fund to purchase certain investment-grade, asset-backed securities which must be backed by auto loans, student loans, credit card loans, small business loans or certain commercial mortgage- backed securities. The Fund may seek to participate in other government programs from time to time. Participation in such programs may expose the Fund to additional risks and may limit the Fund’s ability to engage in certain of the investment strategies or transactions described in this Prospectus or in the SAI. There can be no assurance that the Fund will be able to participate in any such program.

Market Disruption and Geopolitical Risk. Continuing U.S. operations in Iraq and Afghanistan, instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

Anti-Takeover Provisions in the Fund’s Governing Documents
The Fund’s Certificate of Trust, Agreement and Declaration of Trust and Bylaws (the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then- current market price of the Common Shares. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents” and “Risks— Anti-Takeover Provisions.”

Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent
The Bank of New York Mellon serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions. The Bank of New York Mellon also serves as the Fund’s dividend disbursing agent, agent under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan Agent”), transfer agent and registrar with respect to the Common Shares of the Fund.

Guggenheim Funds Investment Advisors, LLC serves as the Fund’s administrator. Pursuant to an administration agreement with the Fund, Guggenheim Funds Investment Advisors, LLC provides certain administrative, bookkeeping and accounting services to the Fund.

SUMMARY OF FUND EXPENSES

     The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The table is based on the capital structure of the Fund as of November 30, 2010 (except as noted below). The purpose of the table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly.

Shareholder Transaction Expenses

Sales load (as a percentage of offering price)	----%(1)
Offering expenses borne by the Fund (as a percentage of offering price)	----%(1)
Automatic Dividend Reinvestment Plan fees(2)	None
Percentage of Average Net Assets
Annual Expenses	Attributable to Common Shares(3)
Management fee (4)	1.38%
Interest expense (5)	0.86%
Acquired Fund fees and expenses	0.03%
Other expenses(6)	0.48%
Total annual expenses	2.75%

(1)
If Common Shares to which this Prospectus relates are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(2)	You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See “Automatic Dividend Reinvestment Plan.”
(3)	Based upon average net assets applicable to Common Shares during the period ended November 30, 2010.
(4)
The Fund pays an investment advisory fee to the Investment Adviser in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets (as defined herein). Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.

(5)
Includes interest payments on borrowed funds and interest expense on reverse repurchase agreements. Interest payments on borrowed funds is based upon the Fund’s outstanding Financial Leverage as of November 30, 2010, which included Borrowings under the Fund’s committed facility agreement in an amount equal to 9.0% of the Fund’s Managed Assets, at an annual interest rate cost to the Fund of 1.15% and Borrowings under the TALF program in an amount equal to 4.3% of the Fund’s Managed Assets, at an annual interest rate cost to the Fund of 3.80%. The actual amount of interest payments by the Fund will vary over time in accordance with the amount of Borrowings and variations in market interest rates. Interest expenses on reverse repurchase agreements assumes the use of leverage in the form of reverse repurchase agreements representing 15.1% of the Fund’s Managed Assets at an annual interest rate cost to the Fund of 1.99%. The actual amount of interest expense on reverse repurchase agreements borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements and variations in market interest rates. The Fund has no present intent to increase the amount of Financial Leverage utilized by the Fund as a percentage of Managed Assets during the next year.

(7)	Other expenses are estimated based upon those incurred during the current fiscal year.

Example

     As required by relevant SEC regulations, the following Example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of 2.75% of net assets attributable to Common Shares and (2) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred(1)	$52	$108	$167	$325

*
The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the Example. The Example assumes that all dividends and distributions are reinvested at net asset value.

(1)
The example above does not include sales loads or estimated offering costs. In connection with an offering of Common Shares, the Prospectus Supplement will set forth an Example including sales load and estimated offering costs.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund’s financial performance. Except where noted, the information in this table is derived from the Fund’s financial statements audited by Ernst & Young LLP, independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund’s annual report to shareholders for the period ended May 31, 2010, and are incorporated by reference into the SAI. The unaudited information for the six months ended November 30, 2010 is derived from the unaudited financial statements included in the Fund’s semi-annual report to shareholders for the period ended November 30, 2010, which are incorporated by reference into the SAI.

	For the
	Six Months						For the period
	Ended		For the		For the		July 27, 2007*
Per share operating performance	November 30,		Year Ended		Year Ended		through
for a Common Share outstanding throughout the period	2010 (unaudited)		May 31, 2010		May 31, 2009		May 31, 2008
Net asset value, beginning of period	$17.56		$12.42		$17.52		$19.10	(b)
Income from investment operations
Net investment income (a)	0.92		1.76		1.06		0.79
Net realized and unrealized gain (loss) on investments,
options, futures, swaps and unfunded commitments	1.61		5.23		(4.31)		(0.99)
Total from investment operations	2.53		6.99		(3.25)		(0.20)
Common Share offering expenses charged
to paid-in-capital	–		–		–		(0.04)
Distributions to Common Shareholders
From and in excess of net investment income	(0.92)		(1.85)		(1.36)		(0.98)
Return of capital	–		–		(0.49)		(0.36)
Total distributions	(0.92)		(1.85)		(1.85)		(1.34)
Net asset value, end of period	$19.17		$17.56		$12.42		$17.52
Market value, end of period	$20.02		$17.46		$11.53		$16.78
Total investment return (c)
Net asset value	14.62%		59.06%		-18.37%		-1.40%
Market value	20.48%		70.37%		-19.51%		-9.41%
Ratios and supplemental data
Net assets, applicable to Common Shareholders, end
of period (thousands)	$177,647		$161,783		$113,076		$159,509
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, excluding interest expense	1.86	%(d)(e)	1.98	%(d)	2.06	%(d)	1.72	%(d)(e)
Total expenses, including interest expense	2.72	%(d)(e)	2.97	%(d)	3.25	%(d)	3.36	%(d)(e)
Net investment income, including interest expense	9.99	%(e)	11.30%		7.84%		5.08	%(d)
Portfolio turnover (f)	27%		67%		58%		210%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$70,396		$69,117		$31,085		$76,016
Asset coverage per $1,000 of indebtedness (g)	$3,524		$3,341		$4,638		$3,098

*	Commencement of operations.
(a)	Based on average shares outstanding during the period.
(b)	Before deduction of offering expenses charged to capital.
(c)
Total investment return is calculated assuming a purchase of a Common Share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)
The ratios of total expenses to average net assets applicable to Common Shares do not reflect fees and espenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, expense ratios would increase by 0.03% for the period ended November 30, 2010, 0.05% for the year ended May 31, 2010, 0.08% for the year ended May 31, 2009, and 0.04% for the period ended May 31, 2008.

(e)	Annualized.
(f)	Portfolio turnover is not annualized for periods less than a year.
(g)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
See notes to financial statements.

SENIOR SECURITIES AND OTHER FINANCIAL LEVERAGE

     The following table sets forth information about the Fund’s outstanding Financial Leverage as of the end of each fiscal year since its inception:

		Total Amount	Asset Coverage
Fiscal Year Ended	Type of Leverage	Outstanding	Per $1,000
May 31, 2010	Total Leverage	$69,116,885	$3,341
	Committed Facility Agreement	$26,865,369
	Reverse Repurchase Agreements(1)	$31,621,245
	TALF Program(1)	$10,630,271
May 31, 2009	Total Leverage	$31,084,801	$4,638
	Committed Facility Agreement	$22,127,551
	Reverse Repurchase Agreements(1)	$8,957,250
May 31, 2008	Total Leverage	$76,016,239	$3,098
	Reverse Repurchase Agreements(1)	$76,016,239

(1)
As a result of the Fund having earmarked or segregated cash or liquid securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

THE FUND

     Guggenheim Strategic Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that commenced operations on July 26, 2007. The Fund was organized as a statutory trust on November 13, 2006, pursuant to a Certificate of Trust, and is governed by the laws of the State of Delaware. Its principal office is located at 2455 Corporate West Drive, Lisle, Illinois 60532, and its telephone number is (630) 505-3700.

     Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund. Guggenheim Partners Asset Management, LLC (the “Sub-Adviser”) is responsible for the management of the Fund’s portfolio of securities. Each of the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Guggenheim Partners, LLC (“Guggenheim Partners”).

     Except as otherwise noted, all percentage limitations set forth in this Prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

USE OF PROCEEDS

     Unless otherwise specified in a supplement to this Prospectus (each a “Prospectus Supplement”), the Fund intends to invest the net proceeds of an offering of Common Shares in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Common Shares in accordance with its investment objective and policies within three months after the completion of such offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to issue Common Shares primarily for this purpose.

MARKET AND NET ASSET VALUE INFORMATION

     The Fund’s currently outstanding Common Shares are, and the Common Shares offered by this Prospectus, will be, subject to notice of issuance, listed on the New York Stock Exchange (the “NYSE”). The Fund’s Common Shares commenced trading on the NYSE on July 27, 2007.

     The Common Shares have traded both at a premium and at a discount in relation to the Fund’s net asset value (“NAV”) per share. Although the Common Shares recently have traded at a premium to NAV, there can be no assurance that this will continue after the offering nor that the Common Shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value. The Fund’s NAV may be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. See “Risks—Market Discount Risk.”

     The following table sets forth, for each of the periods indicated, the high and low closing market prices for the Common Shares on the NYSE, as well as the NAV per Common Share and the premium or discount to net asset value per Common Share at which the Common Shares were trading on the date of the high and low closing prices. The

Fund calculates its NAV as of the close of business, usually 5:00 p.m. Eastern time, every day on which the NYSE is open. See “Net Asset Value” for information as to the determination of the Fund’s NAV.

			NAV per Common		Premium/(Discount) on
			Share on Date of Market		Date of Market Price
	Market Price		Price High and Low(1)		High and Low(2)
During Quarter Ended	High	Low	High	Low	High	Low
February 28, 2011	$21.00	$18.41	$19.69	$19.04	6.65%	(3.31)%
November 30, 2010	21.14	18.90	19.38	19.13	9.08	(1.20)
August 31, 2010	19.58	17.27	18.19	17.53	7.64	(1.48)
May 31, 2010	18.97	16.02	17.97	17.68	5.56	(9.39)
February 28, 2010	17.82	16.00	17.03	15.89	4.64	0.69
November 30, 2009	15.91	14.35	15.76	14.24	0.95	0.77
August 31, 2009	14.88	12.01	14.15	12.45	5.16	(3.53)
May 31, 2009	11.90	7.50	12.34	10.51	(3.57)	(28.64)
February 28, 2009	11.26	8.71	12.31	11.04	(8.53)	(21.11)
November 30, 2008	16.13	8.05	16.33	11.89	(1.22)	(32.30)
August 31, 2008	17.06	14.36	17.46	16.46	(2.29)	(12.76)

(1)	Based on the Fund’s computations
(2)	Calculated based on the information presented. Percentages are rounded.

      The last reported sale price, NAV per Common Share and percentage premium to NAV per Common Share on April 8, 2011 was $21.30, $19.93 and 6.87%, respectively. The Fund cannot predict whether its Common Shares will trade in the future at a premium to or discount from NAV, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV. The Fund’s Common Shares have in the past traded below their NAV. As of April 8, 2011, 9,300,951 Common Shares of the Fund were outstanding.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

     The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund’s investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Fund cannot ensure investors that it will achieve its investment objective.

Investment Philosophy and Investment Process

     The Fund will pursue a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their fair value and/or historical norms. The Sub-Adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund’s investment philosophy is predicated upon the belief that thorough research and independent thought is rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes. The Fund cannot ensure that the perceived fair value of the Fund’s portfolio investments will be achieved.

     The Sub-Adviser’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as Guggenheim Partners’ Dynamic Financial Analysis Model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuer or with investment banks and dealers involved in the origination of such securities.

Investment Policies

     The Fund will seek to achieve its investment objective by investing in a wide range of fixed-income and other debt and senior equity securities (“Income Securities”) selected from a variety of sectors, including, but not limited to, U.S. government and agency securities, corporate bonds, loans and loan participations, structured finance investments (including residential and commercial mortgage-related securities, asset-backed securities, collateralized debt obligations and risk-linked securities), mezzanine and preferred securities and convertible securities. The Fund may invest in non-U.S. dollar-denominated Income Securities issued by sovereign entities and corporations, including Income Securities of issuers in emerging market countries. The Fund may invest in Income Securities of any credit quality, including Income Securities rated below-investment grade (commonly referred to as “high-yield” or “junk” bonds), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.

     The Fund may also invest in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”) that the Sub-Adviser believes offer attractive yield and/or capital appreciation potential. As part of its Common Equity Securities strategy, the Fund currently intends to employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual Common Equity Securities. In addition to its covered call option strategy, the Fund may, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call and put options on indices of securities and sectors of securities.

     The Fund may allocate its assets among a wide variety of Income Securities and Common Equity Securities, provided that, under normal market conditions, the Fund will not invest more than:

•	60% of its total assets in Income Securities rated below-investment grade;

•	50% of its total assets in Common Equity Securities;

•	30% of its total assets in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles;

•	20% of its total assets in non-U.S. dollar-denominated fixed-income securities of corporate and governmental issuers located outside the United States; and

•	10% of its total assets in emerging markets.

     The percentage of the Fund’s total assets allocated to any category of investment may at any given time be significantly less than the percentage permitted pursuant to the above referenced investment policies.

     These policies may be changed by the Board of Trustees, but no change is anticipated. If the Fund’s policies change, the Fund will provide shareholders at least 60 days’ prior written notice before implementation of the change.

     Percentage limitations described in this Prospectus are as of the time of investment by the Fund and could thereafter be exceeded as a result of market value fluctuations of the Fund’s portfolio.

     Credit Quality. The Fund may invest up to 60% of its total assets in Income Securities rated below-investment grade (e.g., securities rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by Standard & Poor’s Ratings Group (“S&P”)) or, if unrated, determined by the Sub-Adviser to be of comparable quality, and may invest without limitation in Income Securities rated investment grade or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund will not invest in Income Securities rated below CCC by Moody’s or Caa2 by S&P or that at the time of purchase are in default. Securities rated below-investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high-yield bonds.” Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse effect on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     These credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or the Sub-Adviser downgrades its assessment of that security. In determining whether to retain or sell a security that a rating agency or the Sub-Adviser has downgraded, the Sub-Adviser may consider such factors as its assessment of the credit quality of the security, the price at which the security could be sold, and the rating, if any, assigned to the security by other ratings agencies. When the Sub-Adviser believes it to be in the best interests of the Fund’s shareholders, the Fund will reduce its investment in lower grade securities and, in certain market conditions, the Fund may invest none of its assets in lower grade securities.

     Rating agencies, such as Moody’s or S&P, are private services that provide ratings of the credit quality of debt obligations. Ratings assigned by a rating agency are not absolute standards of credit quality but represent the opinion of the rating agency as to the quality of the obligation. Ratings do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Sub-Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in unrated lower grade securities, the Fund’s ability to achieve its investment objective will be more dependent on the Sub-Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

     Please refer to Appendix A to the SAI for more information regarding Moody’s and S&P’s ratings of fixed-income securities.

THE FUND’S INVESTMENTS

 The Fund will seek to achieve its investment objective by investing in the following categories of securities:

     Income Securities. The Fund may invest in a wide range of Income Securities selected from a variety of sectors, including, but not limited to, corporate bonds, loans and loan participations (including senior secured floating rate loans (“Senior Loans”), “second lien” secured floating rate loans (“Second Lien Loans”), and other types of secured and unsecured loans with fixed and variable interest rates) (collectively, “Loans”), structured finance investments (including residential and commercial mortgage-related securities, asset-backed securities, collateralized debt obligations and risk-linked securities), U.S. government and agency securities, mezzanine and preferred securities and convertible securities. The Fund may invest in non-U.S. dollar-denominated Income Securities issued by sovereign entities and corporations, including Income Securities of issuers in emerging market countries. The Fund may invest in Income Securities of any credit quality, including Income Securities rated below-investment grade (commonly referred to as “high-yield” or “junk” bonds), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.

     Common Equity Securities and Covered Call Option Strategy. The Fund may invest in Common Equity Securities that the Sub-Adviser believes offer attractive yield and/or capital appreciation potential. As part of its Common Equity Securities strategy, the Fund currently intends to employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual Common Equity Securities. In addition to its covered call option strategy, the Fund may, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call and put options on indices of securities and sectors of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s Common Shareholders. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. A substantial portion of the options written by the Fund may be over-the-counter options (“OTC options”).

     Real Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that own, produce, refine, process, transport and market “real property assets,” such as real estate and the natural resources upon or within real estate (“Real Property Asset Companies”). These Real Property Asset Companies include:

•
Companies engaged in the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or that have assets primarily invested in such real estate), including real estate investment trusts (“REITs”); and

•
Companies engaged in energy, natural resources and basic materials businesses and companies engaged in associated businesses. These companies include, but are not limited to, those engaged in businesses such as oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers.

     Personal Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that seek to profit primarily from the ownership, rental, leasing, financing or disposition of “personal property assets” (“Personal Property Asset Companies”). Personal (as opposed to real) property assets include any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies with investment performance that is not highly correlated with traditional market indexes because the personal property asset held by such company is non-correlated with traditional debt or equity markets. Such personal property assets include special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).

     Private Securities. The Income Securities and Common Equity Securities in which the Fund may invest include privately issued securities of both public and private companies (“Private Securities”). Private Securities have additional risk considerations than comparable public securities, including availability of financial information about the issuer and valuation and liquidity issues.

     Investment Funds. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”). The Fund may invest up to 30% of its total assets in Investment Funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to 20% of its total assets may be invested in Investment Funds that are registered as investment companies (“Registered Investment Funds”) under the 1940 Act. As used in this Prospectus, “Private Investment Funds” means privately offered Investment Funds that are excluded from the definition of “investment company” under the 1940 Act, including by operation of Section 3(c)(1) or 3(c)(7) thereof. Such funds may be commonly referred to as “hedge funds” or “private equity funds.” The Fund will invest in Private Investment Funds only to the extent permitted by applicable rules, regulations and interpretations of the SEC and NYSE. Investments in other Investment Funds involve operating expenses and fees at the Investment Fund level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by holders of the Fund’s Common Shares.

     Synthetic Investments. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds. The Fund may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Fund’s investment strategies, including a lack of liquidity in such derivative instruments and additional expenses associated with using such derivative instruments.

Portfolio Contents

 The Fund’s investment portfolio consists of investments in the following types of securities:

     Corporate Bonds. Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

     Investment Grade Bonds. The Fund may invest in a wide variety of fixed-income securities rated or determined by the Sub-Adviser to be investment grade quality that are issued by corporations and other non-governmental entities and issuers (“Investment Grade Bonds”). Investment Grade Bonds are subject to market and credit risk. Market risk relates to changes in a security’s value. Investment Grade Bonds have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of Investment Grade Bonds, like those of other fixed-income securities, may be affected by changes in the credit rating or financial condition of an issuer. Investment Grade Bonds are generally considered medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and changes in the financial condition of issuers. The market prices of Investment Grade Bonds in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Investment Grade Bonds in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price. Investment Grade Bonds include certain investment grade quality mortgage-related securities, asset-backed securities, and other hybrid securities and instruments that are treated as debt obligations for U.S. federal income tax purposes.

     Below-Investment Grade Bonds. The Fund may invest up to 60% of its total assets in a wide variety of fixed-income securities that are rated or determined by the Sub-Adviser to be below-investment grade quality (“Below-Investment Grade Bonds”). The credit quality of most Below-Investment Grade Bonds reflects a greater than average possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of Below-Investment Grade Bonds held by the Fund more volatile and could limit the Fund’s ability to sell such Bonds at favorable prices. In the absence of a liquid trading market for its Below-Investment Grade Bonds, the Fund may have difficulties determining the fair market value of such investments. Below-Investment Grade Bonds include certain investment grade quality mortgage-related securities, asset-backed securities, and other hybrid securities and instruments that are treated as debt obligations for U.S. federal income tax purposes.

     In addition to pre-existing outstanding debt obligations of below-investment grade issuers, the Fund may also invest in “debtor-in-possession” or “DIP” Loans newly issued in connection with “special situation” restructuring and refinancing transactions. DIP Loans are Loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP Loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the Loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP Loans are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. The Sub-Adviser believes that DIP Loans can offer holders thereof the opportunity to achieve attractive rates of return relative to the risk assumed.

     Structured Finance Investments. The Fund may invest in structured finance investments, which are Income Securities and Common Equity Securities typically issued by special purpose vehicles that hold income-producing securities (e.g., mortgage loans, consumer debt payment obligations and other receivables) and other financial assets. Structured finance investments are tailored, or packaged, to meet certain financial goals of investors. Typically, these investments provide investors with capital protection, income generation and/or the opportunity to generate capital growth. The Sub-Adviser believes that structured finance investments provide attractive risk-adjusted returns, frequent sector rotation opportunities and prospects for adding value through security selection. Structured finance investments include:

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, REITs (including debt and preferred stock issued by REITs), and other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates, and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers, including subordinated mortgage-related securities. The underlying assets of certain mortgage-related securities may be subject to prepayments, which shorten the weighted average maturity and may lower the return of such securities. See “Investment Objective and Policies – Additional Investment Policies – Mortgage Related Securities” in the Fund’s SAI for additional information regarding various types of mortgage-related securities.

Asset-Backed Securities. Asset-backed securities are a form of derivative issued by governmental entities and private issuers which utilizes securitization techniques similar to those used for mortgage-related securities. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities are subject to the same risk of prepayment described above with respect to mortgage-related securities. Asset-backed securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities, and thus it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these securities.

Collateralized Debt Obligations. A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

Risk-Linked Securities. Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event. Insurance companies securitize this risk to transfer to the capital markets the truly catastrophic part of the risk exposure. A typical RLS provides for income and return of capital similar to other fixed-income investments, but would involve full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. RLS typically have relatively high yields compared with similarly rated fixed-income securities, and also have low correlation with the returns of traditional securities. The Sub-Adviser believes that inclusion of RLS in the Fund’s portfolio could lead to significant improvement in its overall risk-return profile. Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and non-natural events (such as aerospace and shipping catastrophes). Although property-casualty RLS have been in existence for over a decade, significant developments have started to occur in securitizations done by life insurance companies. In general, life insurance industry securitizations could fall into a number of categories. Some are driven primarily by the desire to transfer risk to the capital markets, such as the transfer of extreme mortality risk (mortality bonds). Others, while also including the element of risk transfer, are driven by other considerations. For example, a securitization could be undertaken to relieve the capital strain on life insurance companies caused by the regulatory requirements of establishing very conservative reserves for some types of products. Another example is the securitization of the stream of future cash flows from a particular block of business, including the securitization of embedded values of life insurance business or securitization for the purpose of funding acquisition costs.

     Senior Loans. Senior Loans are floating rate Loans made to corporations and other non-governmental entities and issuers. Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest that are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

     Second Lien Loans. Second Lien Loans are Loans made by public and private corporations and other nongovernmental entities and issuers for a variety of purposes. Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan and typically have similar protections and rights as Senior Loans. Second Lien Loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments. Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below-investment grade quality. Other than their subordinated status, Second Lien Loans have many characteristics and risks similar to Senior Loans discussed above. In addition, Second Lien Loans and debt securities of below-investment grade quality share many of the risk characteristics of Non-Investment Grade Bonds.

     Mezzanine Investments. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments may be issued with or without registration rights. Similar to other lower grade securities, maturities of Mezzanine Investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine Investments are usually unsecured and subordinated to other obligations of the issuer.

     Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

     Preferred Stocks. Preferred stocks represent the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and loans of the issuer, but less risky than its common stock. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. Preferred stock in some instances is convertible into common stock.

     Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate bonds and common stock.

     U.S. Government Securities. The Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities including: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government, and some of which are backed only by the credit of the issuer itself.

     Foreign Securities. While the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated fixed-income securities of corporate and governmental issuers located outside the United States, including up to 10% in emerging markets. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter capital markets. The value of foreign securities and obligations is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

     Since the Fund may invest in securities and obligations that are denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund may seek to fully hedge its exposures to foreign currencies but may, at the discretion of the Sub-Adviser, at any time limit or eliminate foreign currency hedging activity.

     Common Stocks and Other Common Equity Securities. The Fund may also invest in common stocks and other Common Equity Securities that the Sub-Adviser believes offer attractive yield and/or capital appreciation potential. Common stock represents the residual ownership interest in the issuer. Holders of common stocks and other Common Equity Securities are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. The Fund may invest in companies of any market capitalization.

     Options. As part of its Common Equity Securities strategy, the Fund currently intends to employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual Common Equity Securities. In addition to its covered call option strategy, the Fund may, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call and put options on indices of securities and sectors of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s Common Shareholders. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.

     If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from the Fund’s option strategy will be short-term capital gains which, for U.S. federal income tax purposes, will constitute net investment company taxable income.

     The Fund will follow a strategy known as “covered call option writing,” which is a strategy designed to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s Common Shareholders. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

     As part of its strategy, the Fund may not sell “naked” call options on individual securities, i.e., options representing more shares of the stock than are held in the portfolio. A call option written by the Fund on a security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the board of trustees) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above.

     Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. These strategies may produce a considerably higher return than the Fund’s primary strategy of covered call writing, but involve a higher degree of risk and potential volatility.

     The Fund will write (sell) put options on individual securities only if the put option is “covered.” A put option written by the Fund on a security is “covered” if the Fund segregates or earmarks assets determined to be liquid by the Sub-Adviser, as described above, equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Sub-Adviser, as described above.

     The Fund may sell put and call options on indices of securities. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

     Restricted and Illiquid Securities. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Fund’s Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

     It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

TALF Program

     The Fund may invest a portion of its assets through participation in the Term Asset-Backed Securities Loan Facility program (the “TALF Program”), a program developed by the Board of Governors of the Federal Reserve System and the U.S. Department of the Treasury and operated by the Federal Reserve Bank of New York (“FRBNY”). Under the TALF Program, the FRBNY may provide loans to the Fund to purchase certain investment-grade, asset-backed securities which must be backed by auto loans, student loans, credit card loans, small business loans or certain commercial mortgage-backed securities. As of November 30, 2010, the Fund’s borrowings under the TALF Program represented 4.3% of the Fund’s Managed Assets (as defined herein).

     In order to obtain a loan under the TALF Program, the Fund is required to put up a certain percentage of the purchase price or value of the eligible collateral (called the “haircut”). In addition, it will be required to pay an administrative fee to the New York Fed on the settlement date of each TALF Program loan received by the Fund. The interest rate under the loan will vary and will be determined under the terms of the TALF Program. The term of a loan under the TALF Program will depend on the nature of the eligible collateral, and are currently three years or five years.

     The Fund pledges eligible collateral, which consists of either certain eligible asset-backed securities that the Fund currently owns or other asset-backed securities that the Fund purchases with the loan proceeds. Except in limited circumstances, TALF loans by the New York Fed to the Fund are non-recourse, and if the Fund does not repay the loan, the New York Fed may enforce its rights only against the eligible collateral pledged by the Fund and not against any other assets of the Fund. TALF loans are prepayable at the option of the Fund without penalty, and the Fund may satisfy its loan obligation in full at any time by surrendering the eligible collateral to the New York Fed. If the securities constituting eligible collateral default and lose all their value, under the current terms of the TALF Program the New York Fed cannot look to the Fund to cover the principal on the loan. Generally, under the terms of the TALF Program a payment of principal on eligible collateral must be used immediately to reduce the principal amount of the TALF loan in proportion to the haircut (for example, if the original haircut was 10%, 90% of any principal repaid must be immediately paid to the New York Fed).

     The risk of leverage to the Fund under the TALF Program is the same risk of leverage that applies to other types of borrowings the Fund may engage in. The Fund will borrow under the TALF Program only if it maintains segregated liquid assets (in addition to any assets pledged as eligible collateral), marked-to-market daily, in an amount equal to the Fund’s outstanding principal and interest under the TALF loan, treating the loans under the TALF Program similar to other financial instruments (such as reverse repurchase agreements) that obligate a fund to “cover” its obligation to purchase or deliver cash or securities at a future time.

     The New York Fed reserves the right to reject any request for a loan, in whole or in part, in its sole discretion, even if the Fund meets all requirements of the TALF Program. The Federal Reserve may also change the terms of the TALF Program at its discretion. While the current terms of the TALF Program state that amendments will only apply to future participations, there is no guarantee that retroactive changes to the TALF Program will not occur. The Fund cannot predict the form any such changes or modifications might take and, if the Fund participates in the TALF Program, such changes may adversely affect the value of the Fund’s assets and the ability of the Fund to achieve its investment objectives. Any changes to the TALF Program may, among other things, further limit or expand the types of securities that may be purchased with the proceeds of a TALF Program loan.

     Participation in the TALF Program requires the Fund to contract with a primary dealer that will be authorized to act as agent for the Fund. A primary dealer may receive direct or indirect fees for its services. Any such fees incurred will be borne by the Fund. Under the terms of the TALF Program, any interest and principal payments from TALF eligible collateral will be directed first to a custodial account in the name of the primary dealer prior to remittance to the Fund. As a result, the Fund will be subject to the counterparty risk of the primary dealer. Any voting rights held in respect of TALF eligible collateral under a TALF Program loan currently are subject to the consent of the New York Fed, whose consent must be obtained via the primary dealer, which may delay the Fund’s voting ability.

     Under certain circumstances, loans under the TALF Program may be become recourse to the Fund, which may adversely affect the Fund’s ability to achieve its investment objective. In connection with any borrowing by the Fund under the TALF Program, the Fund will be required to represent, among other things, that at the time of borrowing the Fund is an eligible borrower and that the collateral is eligible collateral. A determination that the Fund is, at any time, not an eligible borrower (based on the criteria that is applicable at the time of borrowing), or a determination that certain representations made by the Fund under the TALF Program were untrue when made, will cause the loan to become full recourse to the Fund, and the Fund must then repay the loan or surrender the eligible collateral at a time when it may not be advantageous to do so, which may result in losses to the Fund. Additionally, the loan may become recourse to the Fund if certain persons acquire more than 25% of the Fund’s outstanding securities or if the Fund fails to make certain timely filings under the TALF Program. If loans under the TALF Program become recourse against the Fund and the value of the eligible collateral pledged to the New York Fed does not at least equal the amount of principal and interest the Fund owes to the New York Fed under the loan, then the Fund will be required to pay the difference to the New York Fed. In order to make this payment, the Fund may be required to sell portfolio securities during adverse market conditions or at other times it would not otherwise choose to sell such securities. Finally, if the Fund were to surrender its eligible collateral under the terms of the TALF Program, it would lose the amount of the haircut.

     Under the terms of its agreement with the Fund, the primary dealer generally disclaims all liability for losses that may occur in connection with the TALF Program, the risk of which is borne by the Fund. Further, the Fund indemnifies for any losses that the primary dealer may incur under the terms of the TALF Program. The primary dealer may terminate its agreement with the Fund at any time. If the Fund is not able to find a replacement primary dealer within the requisite period of time, it may be required to either repay the loan, sell the eligible collateral, or surrender the eligible collateral at a time when it may not be advantageous to do so, which may result in losses to the Fund. Agreements with the primary dealer are subject to amendment by the primary dealer without the Fund’s consent, in order to conform to any future amendments of the TALF Program by the Federal Reserve.

Derivative Transactions

     The Fund may, but is not required to, use various strategic transactions in futures, options and other derivative contracts in order to earn income, facilitate portfolio management and mitigate risks. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivative transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. In order to protect the soundness of derivative transactions and outstanding derivative positions, the Sub-Adviser generally requires derivative counterparties to have a minimum credit rating of A from Moody’s (or a comparable rating from another rating agency) and monitors such rating on an ongoing basis. In addition, the Sub-Adviser seeks to allocate derivative transactions to limit exposure to any single counterparty. The Fund has not adopted a maximum percentage limit with respect to derivative investments. However, the maximum level of and types of derivative transactions used by the Fund will be approved by the Board of Trustees and the Board of Trustees will receive regular reports from the Investment Adviser and the Sub-Adviser regarding the Fund’s use of derivative instruments and the effect of derivative transactions on the management of the Fund’s portfolio and the performance of the Fund. For a more complete discussion of the Fund’s investment practices involving transactions in derivatives and certain other investment techniques, see “Investment Objective and Policies Derivative Instruments” in the Fund’s SAI.

Temporary Defensive Investments

     At any time when a temporary defensive posture is believed by the Investment Adviser to be warranted (a “temporary defensive period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During a temporary defensive period, the Fund may also invest in shares of money market mutual funds. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See “Investment Restrictions” in the Fund’s SAI. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. See “Management of the Fund.” The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels.

Certain Other Investment Practices

     When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

     Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1 / 3 % of the value of the Fund’s total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. See “Investment Objective and Policies Loans of Portfolio Securities” in the Fund’s SAI.

     Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Sub-Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser, the Sub-Adviser or their affiliates.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. While there is a risk that large fluctuations in the market value of the Fund’s assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Sub-Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding “borrowings.” If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s cash available for distribution. The Sub-Adviser generally requires counterparties to reverse repurchase transactions to have a minimum credit rating of A from Moody’s (or a comparable rating from another rating agency) and monitors such rating on an ongoing basis.

Portfolio Turnover

     The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). The Fund’s portfolio turnover rate may vary greatly from year to year. Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. For the fiscal years ended May 31, 2010 and May 31, 2009, the Fund’s portfolio turnover rate was 67% and 58%, respectively.

Investment Restrictions

     The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act (and preferred shares, if any, voting together as a single class). See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund.

USE OF FINANCIAL LEVERAGE

     The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares (“Preferred Shares”), through borrowing or the issuance of commercial paper or other forms of debt (“Borrowings”), through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing (collectively “Financial Leverage”). The Fund’s total Financial Leverage may vary over time; however, the aggregate amount of Financial Leverage is not currently expected to exceed 33 1 / 3 % of the Fund’s Managed Assets after such issuance and/or borrowing; however, the Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. Under the 1940 Act, the Fund may utilize Financial Leverage in the form of Borrowings in an aggregate amount up to 33 1 / 3 % of the Fund’s Managed Assets (including the proceeds of such Financial Leverage) immediately after such Borrowings. Under the 1940 Act, the Fund may utilize Financial Leverage in the form of Preferred Shares in an aggregate amount of up to 50% of the Fund’s total assets (including the proceeds of such Financial Leverage) immediately after such issuance. With respect to Financial Leverage incurred through investments in reverse repurchase agreements, dollar rolls or similar transactions, the Fund intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the Staff of the Securities and Exchange Commission (the “SEC”). As a result of such segregation, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act. Therefore, the Fund’s ability to utilize Financial Leverage through such transactions will not be limited by the 1940 Act, but will be limited by the Fund’s maximum overall leverage levels approved by the Board of Trustees (currently 33 1 / 3 % of the Fund's Managed Assets) and may be limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions. The Fund may also utilize Borrowings in for temporary purposes such as the settlement of transactions as permitted by the 1940 Act. So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund’s Common Shares. Any use of Financial Leverage must be approved by the Fund’s Board of Trustees. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

     The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc. (“BNP Paribas”) pursuant to which the Fund may borrow up to $30 million. As of November 30, 2010, outstanding Borrowings under the committed facility agreement were approximately $22.4 million, which represented approximately 9.0% of the Fund’s Managed Assets as of such date. The Fund invests a portion of its Managed Assets through participation in the Term Asset-Backed Securities Loan Facility program (the “TALF Program”), a program developed by the Board of Governors of the Federal Reserve System and the U.S. Department of the Treasury and operated by the Federal Reserve Bank of New York (“FRBNY”). Under the TALF Program, the FRBNY may provide loans to the Fund to purchase certain investment-grade, asset-backed securities which must be backed by auto loans, student loans, credit card loans, small business loans or certain commercial mortgage-backed securities. As of November 30, 2010, the Fund’s borrowings under the TALF Program represented approximately 4.3% of the Fund’s Managed Assets. In addition, as of November 30, 2010, the Fund had reverse repurchase agreements outstanding representing Financial Leverage equal to approximately 15.1% of the Fund’s Managed Assets. As of May 31, 2010, the Fund’s total Financial Leverage represented approximately 28.4% of the Fund’s Managed Assets.

Borrowing

     As noted above, the Fund is authorized to borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as the settlement of transactions. Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or engage in other Borrowings unless, immediately after the Borrowing, the value of the Fund’s total assets less liabilities other than the principal amount represented by commercial paper, notes or other Borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by Borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or other Borrowings to the extent necessary to maintain the required asset coverage.

     The terms of any such Borrowings may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such Borrowings over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such Borrowings, which right will be senior to those of the Common Shareholders. Any such Borrowings may contain provisions limiting certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.

     Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

     The 1940 Act grants to the holders of senior securities representing indebtedness issued by the Fund, under certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

     The Fund has entered into a committed facility agreement with BNP Paribas, dated as of November 20, 2008, amended August 5, 2009, pursuant to which the Fund may borrow up to $30 million. Borrowings under the committed facility are collateralized with portfolio securities which are held in a segregated account for the benefit of BNP Paribas at the Fund’s custodian, which collateral exceeds the amount borrowed. Interest payable by the Fund on Borrowings under the committed facility agreement is based on the three-month London Interbank Offered Rate (LIBOR) plus 85 basis points. An unused commitment fee of 0.75% is charged on the difference between the $30,000,000 committed facility and the amount borrowed. The Fund’s Borrowings under the committed facility are collateralized by portfolio assets which are maintained by the Fund in a separate account with the Fund’s custodian for the benefit of the lender. Securities deposited in the collateral account may be rehypothecated by BNP Paribas Prime Brokerage, Inc. In the event of a default by the Fund under the committed facility, the lender has the right to sell such collateral assets to satisfy the Fund’s obligation to the lender. The amounts drawn under the committed facility may vary over time and such amounts will be reported in the Fund’s audited and unaudited financial statements contained in the Fund’s annual and semi-annual reports to shareholders. On November 30, 2010, outstanding Borrowings under the committed facility agreement were approximately $22.4 million.

Reverse Repurchase Agreements

     Borrowings may be made by the Fund through reverse repurchase agreements under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the 1940 Act. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Dollar Roll Transactions

     Borrowings may be made by the Fund through dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

Effects of Financial Leverage

     Assuming the Fund’s total Financial Leverage represented approximately 28.4% of the Fund’s Managed Assets and interest costs to the Fund at a combined average annual rate of 1.99% with respect to such Financial Leverage, then the incremental income generated by the Fund’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately .56% to cover such interest expense. Of course, these numbers are merely estimates used for illustration. The amount of Financial Leverage used by the Fund as well as actual interest expenses on such Financial Leverage will vary.

     The following table is furnished pursuant to requirements of the Securities and Exchange Commission (the “SEC”). It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further assumes Financial Leverage representing approximately 28.4% of the Fund’s Managed Assets and interest costs to the Fund at a combined average annual rate of 1.99% with respect to such Financial Leverage.

Assumed portfolio total return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share total return	(14.75)%	(7.77)%	(.79)%	6.19%	13.17%

     Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of

Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market and other factors.

     During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Investment Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which may create a conflict of interest between the Investment Adviser and the Sub-Adviser and the Common Shareholders. In order to manage this conflict of interest, the Board of Trustees will receive regular reports from the Investment Adviser and the Sub-Adviser regarding the Fund’s use of Financial Leverage and the effect of Financial Leverage on the management of the Fund’s portfolio and the performance of the Fund. Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Fund’s Common Shareholders will bear the cost of the Fund’s fees and expenses.

Interest Rate Transactions

     In connection with the Fund’s use of Financial Leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund’s Financial Leverage.

     The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund’s receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund’s maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the costs of the Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Sub-Adviser will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

     The Fund may choose or be required to redeem some or all Fund Preferred Shares or prepay any Borrowings. Such a redemption or prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

RISKS

     Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested.

Not a Complete Investment Program

     The Fund is intended for investors seeking current income and capital appreciation. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund.

Investment and Market Risk

     An investment in Common Shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Fund will affect the value of the Common Shares. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Management Risk

     The Fund is subject to management risk because it has an actively managed portfolio. The Investment Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Income Risk

     The income investors receive from the Fund is based primarily on the interest it earns from its investments in Income Securities, which can vary widely over the short and long-term. If prevailing market interest rates drop, investors’ income from the Fund could drop as well. The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated to the extent the Fund’s investments include floating-rate obligations.

Dividend Risk

     Dividends on common stock and other Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. The dividend income from the Fund’s investment in Common Equity Securities will be influenced by both general economic activity and issuer-specific factors. In the event of adverse changes in economic conditions or adverse events effecting a specific industry or issuer, the issuers of the Common Equity Securities held by the Fund may reduce the dividends paid on such securities.

Income Securities Risk

     In addition to the risks discussed above, Income Securities, including high-yield bonds, are subject to certain risks, including:

     Issuer Risk. The value of Income Securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

     Credit Risk. Credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status.

     Interest Rate Risk. Interest rate risk is the risk that Income Securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of Income Securities generally will fall. During periods of rising interest rates, the average life of certain types of Income Securities may be extended because of slower than expected prepayments. This may lock in a below market yield, increase the security’s duration and reduce the value of the security. Investments in Income Securities with long-term maturities may experience significant price declines if long-term interest rates increase.

     Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called Income Securities at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or the overall return of the Fund.

     Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Income Securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

     Liquidity Risk. The Fund may invest without limitation in Income Securities for which there is no readily available trading market or which are otherwise illiquid, including certain high-yield bonds. The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such securities and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, limited liquidity could affect the market price of Income Securities, thereby adversely affecting the Fund’s net asset value and ability to make distributions.

     Valuation of Certain Income Securities. The Sub-Adviser normally uses an independent pricing service to value most Income Securities held by the Fund. The Sub-Adviser may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

     Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain magnified risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above.

Below-Investment Grade Securities Risk

     The Fund may invest in Income Securities rated below-investment grade or, if unrated, determined by the Sub-Adviser to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below-investment grade quality involves substantial risk of loss. Income Securities of below-investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Income Securities of below-investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for Income Securities of below-investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

Structured Finance Investments Risk

     The Fund’s structured finance investments may include residential and commercial mortgage-related and other asset-backed securities issued by governmental entities and private issuers. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Fund.

     The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.

     Mortgage-Backed Securities Risk. The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in the value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

     Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of debt securities. In addition, due to increased instability in the credit markets, the market for some mortgage-backed securities has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities. The Fund may invest in sub-prime mortgages or mortgage-backed securities that are backed by sub-prime mortgages.

     Moreover, the relationship between prepayments and interest rates may give some high-yielding mortgage-related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage-related and asset-backed security’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases mortgage-related and asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

     Mortgage-backed securities generally are classified as either commercial mortgage-backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks.

Commercial Mortgage-Backed Securities Risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family mortgage-related securities. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Sub-Prime Mortgage Market Risk. The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage-related securities. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-line mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. If the economy of the United States deteriorates further, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any mortgage-backed securities owned by the Fund.

The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment in July 2008 of the Housing and Economic Recovery Act of 2008, a wide-ranging housing rescue bill that offers up to $300 billion in assistance to troubled homeowners and emergency assistance to Freddie Mac and Fannie Mae, companies that operate under federal charter and play a vital role in providing financing for the housing markets. The above-mentioned housing bill could potentially have a material adverse effect on the Funds’ investment as the bill, among other things, (1) allows approximately 400,000 homeowners to refinance into affordable, government-backed loans through a program run by the Federal Housing Authority (“FHA”), a division of the U.S. Housing and Urban Development (“HUD”) and (2) provides approximately $180 million for “pre-foreclosure” housing counseling and legal services for distressed borrowers. In addition, the mortgage crisis has led public advocacy groups to demand, and governmental officials to propose and consider, a variety of other “bailout” and “rescue” plans that could potentially have a material adverse effect on the Funds’ investments. Certain borrowers may also seek relief through the “FHA Secure” refinancing option that gives homeowners with non-FHA adjustable rate mortgages, current or delinquent and regardless of reset status, the ability to refinance into a FHA-insured mortgage. The Helping Families Save Their Homes Act of 2009, which was enacted on May 20, 2009, provides a safe harbor for servicers entering into “qualified loss mitigation plans” with respect to residential mortgages originated before the act was enacted. By protecting servicers from certain liabilities, this safe harbor may encourage loan modifications and reduce the likelihood that investors in securitizations will be paid on a timely basis or will be paid in full. In addition to the above, a variety of other plans and proposals from federal and state regulatory agencies have been presented. Law, legislation or other government regulation, promulgated in furtherance of a “bailout” or “rescue” plan to address the crisis and distress in the residential mortgage loan sector, may result in a reduction of available transactional opportunities for the Fund, or an increase in the cost associated with such transactions. Any such law, legislation or regulation may adversely affect the market value of non-agency RMBS.

A number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, have experienced serious financial difficulties, including some that are now subject to federal insolvency proceedings. Such difficulties may affect the performance of non-agency RMBS and CMBS backed by mortgage loans. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.

     Asset-Backed Securities Risk. ABS involve certain risks in addition to those presented by mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. ABS do not have the benefit of the same security interest in the underlying collateral as mortgage-backed securities and are more dependent on the borrower’s ability to pay and may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities. The collateral underlying ABS may constitute assets related to a wide range of industries and sectors. The collateral underlying ABS may constitute assets related to a wide range of industries and sectors. For example, ABS can be collateralized with credit card and automobile receivables. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Fund. In addition, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

     The Credit CARD Act of 2009 imposes new regulations on the ability of credit card issuers to adjust the interest rates and exercise various other rights with respect to indebtedness extended through credit cards. The Fund and the Sub-Adviser cannot predict what effect, if any, such regulations might have on the market for ABS and such regulations may adversely affect the value of ABS owned by the Fund.

     The United States automobile manufacturers have recently reported reduced sales and the potential inability to meet their financing needs. As a result, certain automobile manufacturers have been granted access to emergency loans from the U.S. Government and have experienced bankruptcy. As a result of these events, the value of securities backed by receivables from the sale or lease of automobiles may be adversely affected.

     Risks Associated with CDOs. The credit quality of CDO securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., debt obligations) of a CDO are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the CDO. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of CDO securities also may change because of changes in market value, that is changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

     Risks Associated with Risk-Linked Securities. RLS are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor — an insurer, reinsurer or corporation — to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. RLS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indicies, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess. Catastrophe-related RLS have been in use since the 1990s, and the securitization and risk-transfer aspects of such RLS are beginning to be employed in other insurance and risk-related areas. The RLS market is thus in the early stages of development. No active trading market may exist for certain RLS, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

     Risks Associated with Structured Notes. Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Senior Loans Risk

     The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade Income Securities, although Senior Loans are typically senior and secured in contrast to subordinated and unsecured Income Securities. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other lower grade Income Securities, which may have fixed interest rates. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

     Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

     Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Second Lien Loans Risk

     Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.

Mezzanine Investments Risk

     Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.

Convertible Securities Risk

     Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all Income Securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

Preferred Stock Risks

     Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Foreign Securities Risk

     The Fund may invest in non-U.S. dollar-denominated Income Securities of foreign issuers. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit the Fund’s ability to invest in securities and obligations of certain issuers located in these foreign countries. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. The Fund may also invest in U.S. dollar-denominated Income Securities of foreign issuers, which are subject to many of the risks described above regarding Income Securities of foreign issuers denominated in foreign currencies.

Emerging Markets Risk

     The Fund may invest up to 10% of its total assets in Income Securities the issuers of which are located in countries considered to be emerging markets, and investments in such securities are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and potential restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Currency Risk

     The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Finally, the Fund’s distributions are paid in U.S. dollars, and to the extent the Fund’s assets are denominated in currencies other than the U.S. dollar, there is a risk that the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. The Fund expects initially to seek to hedge its exposures to foreign currencies but may, at the discretion of the Investment Adviser, at any time limit or eliminate foreign currency hedging activity. To the extent the Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements.

Common Equity Securities Risk

     The Fund may invest up to 50% of its total assets in Common Equity Securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Common Equity Securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events. In addition, Common Equity Securities’ prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. At times, stock markets can be volatile and stock prices can change substantially. While broad market measures of Common Equity Securities have historically generated higher average returns than Income Securities, Common Equity Securities have also experienced significantly more volatility in those returns. Common Equity Securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Risks Associated with the Fund’s Covered Call Option Strategy

     The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its option strategy. Risks that may adversely affect the ability of the Fund to successfully implement its option strategy include the following:

     Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities used in connection with the Fund’s option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     Risks Associated with Covered Call and Put Options. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

     When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

     Exchange-Listed Option Risk. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

     The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

     OTC Option Risk. The Fund may write (sell) OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Risks of Real Property Asset Companies

     The Fund may invest in Income Securities and Common Equity Securities issued by Real Property Asset Companies.

     Real Estate Risks. Because of the Fund’s ability to make indirect investments in real estate and in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;

•	general and local economic conditions;

•	unavailability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	changes in zoning laws;

•	losses due to costs of cleaning up environmental problems and contamination;

•	limitations on, or unavailability of, insurance on economic terms;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants;

•	changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; and

•	changes in interest rates.

     National Resources and Commodities Risks. Because of the Fund’s ability to make indirect investments in natural resources and physical commodities, and in Real Property Asset Companies engaged in oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers, the Fund is subject to risks associated with special risks, which include:

Supply and Demand Risk. A decrease in the production of a physical commodity or a decrease in the volume of such commodity available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of an energy, natural resources, basic materials or an associated company that devotes a portion of its business to that commodity. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts or increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy, natural resources, basic materials or associated companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk. Many energy, natural resources, basic materials and associated companies are engaged in the production of one or more physical commodities or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions or through long-term contracts to acquire reserves. The financial performance of energy, natural resources, basic materials and associated companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Operational and Geological Risk. Energy, natural resources, basic materials companies and associated companies are subject to specific operational and geological risks in addition to normal business and management risks. Some examples of operational risks include mine rock falls, underground explosions and pit wall failures. Geological risk would include faulting of the ore body and misinterpretation of geotechnical data.

Regulatory Risk. Energy, natural resources, basic materials and associated companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of energy, natural resources and basic materials companies.

Commodity Pricing Risk. The operations and financial performance of energy, natural resources and basic materials companies may be directly affected by commodity prices, especially those energy, natural resources, basic materials and associated companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation, the availability of local, intrastate and interstate transportation systems, governmental expropriation and political upheaval and conflicts. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy, natural resources, basic materials and associated companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy, natural resources, basic materials and associated companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Precious Metals Pricing Risk. The Fund may invest in companies that have a material exposure to precious metals, such as gold, silver and platinum and precious metals related instruments and securities. The price of precious metals can fluctuate widely and is affected by numerous factors beyond the Fund’s control including: global or regional political, economic or financial events and situations; investors’ expectations with respect to the future rates of inflation and movements in world equity, financial and property markets; global supply and demand for specific precious metals, which is influenced by such factors as mine production and net forward selling activities by precious metals producers, central bank purchases and sales, jewelry demand and the supply of recycled jewelry, net investment demand and industrial demand, net of recycling; interest rates and currency exchange rates, particularly the strength of and confidence in the U.S. dollar; and investment and trading activities of hedge funds, commodity funds and other speculators. The Fund does not intend to hold physical precious metals

Risks of Personal Property Asset Companies

     The Fund may invest in Income Securities and Common Equity Securities issued by Personal Property Asset Companies. Personal (as opposed to real) property includes any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies that are associated with personal property assets with investment performance that is not highly correlated with traditional market indexes, such as special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).

Special Situation Transportation Assets Risks. The risks of special situation transportation assets include:

Cyclicality of Supply and Demand for Transportation Assets. The transportation asset leasing and sales industry has periodically experienced cycles of oversupply and undersupply of railcars, aircraft and ships. The oversupply of a specific type of transportation asset in the market is likely to depress the values of that type of transportation asset. The supply and demand of transportation assets is affected by various cyclical factors that are not under the Fund’s control, including: (i) passenger and cargo demand; (ii) commercial demand for certain types of transportation assets, (iii) fuel costs and general economic conditions affecting lessees’ operations; (iv) government regulation, including operating restrictions; (v) interest rates; (vi) the availability of credit; (vii) manufacturer production level; (viii) retirement and obsolescence of certain classes of transportation assets; (ix) re-introduction into service of transportation assets previously in storage; and (x) traffic control infrastructure constraints.

Risk of Decline in Value of Transportation Assets and Rental Values. In addition to factors linked to the railway, aviation and shipping industries, other factors that may affect the value of transportation assets, and thus of the Personal Property Asset Companies in which the Fund invests, include: (i) manufacturers merging or exiting the industry or ceasing to produce specific types of transportation asset; (ii) the particular maintenance and operating history of the transportation assets; (iii) the number of operators using that type of transportation asset; (iv) whether the railcar, aircraft or ship is subject to a lease; (v) any regulatory and legal requirements that must be satisfied before the transportation asset can be operated, sold or re-leased, (vi) compatibility of parts and layout of the transportation asset among operators of particular asset; and (vii) any renegotiation of a lease on less favorable terms.

Technological Risks. The availability for sale or lease of new, technologically advanced transportation assets and the imposition of stringent noise, emissions or environmental regulations may make certain types of transportation assets less desirable in the marketplace and therefore may adversely affect the owners’ ability to lease or sell such transportation assets. Consequently, the owner will have to lease or sell many of the transportation assets close to the end of their useful economic life. The owners’ ability to manage these technological risks by modifying or selling transportation assets will likely be limited.

Risks Relating to Leases of Transportation Assets. Owner/lessors of transportation assets will typically require lessees of assets to maintain customary and appropriate insurance. There can be no assurance that the lessees’ insurance will cover all types of claims that may be asserted against the owner, which could adversely affect the value of the Fund’s investment in the Personal Property Asset Company owning such transportation asset. Personal Property Asset Companies will be subject to credit risk of the lessees’ ability to the provisions of the lease of the transportation asset. The Personal Property Asset Company will need to release or sell transportation assets as the current leases expire in order to continue to generate revenues. The ability to re-lease or sell transportation assets will depend on general market and competitive conditions. Some of the competitors of the Personal Property Asset Company may have greater access to financial resources and may have greater operational flexibility. If the Personal Property Asset Company is not able to re-lease a transportation asset, it may need to attempt to sell the aircraft to provide funds for its investors, including the Fund.

Collectible Assests Risks. The risks of collectible assets include:

Valuation of Collectible Assets. The market for collectible assets as a financial investment is in the early stages of development. Collectible assets are typically bought and sold through auction houses, and estimates of prices of collectible assets at auction are imprecise. Accordingly, collectible assets are difficult to value.

Liquidity of Collectible Assets. There are relatively few auction houses in comparison to brokers and dealers of traditional financial assets. The ability to sell collectible assets is dependent on the demand for particular classes of collectible assets, which demand has been volatile and erratic in the past. There is no assurance that collectible assets can be sold within a particular timeframe or at the price at which such collectible assets are valued, which may impair the ability of the Fund to realize full value of Personal Property Asset Companies in the event of the need to liquidate such assets.

Authenticity of Collectible Assets. The value of collectible assets often depends on its rarity or scarcity, or of its attribution as the product of a particular artisan. Collectible Assets are subject to forgery and to the inabilities to assess the authenticity of the collectible asset, which may significantly impair the value of the collectible asset.

High Transaction and Related Costs. Collectible assets are typically bought and sold through auction houses, which typically charge commissions to the purchaser and to the seller which may exceed 20% of the sale price of the collectible asset. In addition, holding collectible assets entails storage and insurance costs, which may be substantial.

Private Securities Risk

     The Income Securities and Common Equity Securities in which the Fund may invest include privately issued securities of both public and private companies. Private Securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Sub-Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain Private Securities may be illiquid. Because there is often no readily available trading market for Private Securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private Securities are also more difficult to value. Valuation may require more research, and elements of judgment may play a greater role in the valuation of Private Securities as compared to public securities because there is less reliable objective data available. Private Securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

Investment Funds Risk

     As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing up to 30% of its total assets in Investment Funds, of which amount up to 20% of its total assets may be invested in Registered Investment Funds. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities. Investments in Investment Funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other Investment Funds in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, thus resulting in duplicative fees. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Fund to an additional layer of financial leverage. Investments in Investment Funds expose the Fund to additional management risk. The success of the Fund’s investments in Investment Funds will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While the Sub-Adviser will seek to evaluate managers of Investment Funds and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities’ managers is nevertheless present with such investments.

Private Investment Funds Risk

     In addition to those risks described above with respect to all Investment Funds, investing in Private Investment Funds may pose additional risks to the Fund. Certain Private Investment Funds in which the Fund participates may involve capital call provisions under which the Fund is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in Private Investment Funds may have very limited liquidity. Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a Private Investment Fund may be prohibited during the term of the Private Investment Fund or, if permitted, may be infrequent. Certain Private Investment Funds may be subject to “lock-up” periods of a year or more. The valuation of investments in Private Investment Funds often will be based upon valuations provided by the adviser or manager and it may not always be possible to effectively assess the accuracy of such valuations, particularly if the fund holds substantial investments the values of which are determined by the adviser or manager based upon a fair valuation methodology. Incentive fee considerations may cause conflicts in the fair valuation of investment holdings by a Private Investment Fund’s adviser or manager.

     The amount of management fees and incentive allocations varies among Private Investment Funds, but the management fees are generally expected to be between 1%-2.5%, on an annual basis, of the total assets managed by a Private Investment Fund manager, and the performance allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Private Investment Fund manager. Interests in Private Investment Funds will generally be valued in accordance with accepted methods for securities and instruments included in the Private Investment Fund. These valuations may be provided by the manager of the Private Investment Fund to the Fund based on interim unaudited financial statements. Accordingly, these figures may be subject to an upward or downward adjustment following the auditing of such financial records, which will be reflected in the net asset value calculation of the Fund’s Common Shares at the time of such adjustment.

     Private Investment Funds in which the Fund invests may employ a number of investment techniques, including short sales, investment in non-investment grade or nonmarketable securities, uncovered option transactions, forward transactions, futures and options on futures transactions, foreign currency transactions and highly concentrated portfolios, among others, which could, under certain circumstances, magnify the impact of any negative market, sector or investment development. As the Fund may not, on a day-to-day basis, be privy to the precise holdings of any Private Investment Fund in which it invests, the Fund may inadvertently be exposed to concentration risk if it invests in a number of Private Investment Funds which have overlapping strategies and accumulate large positions in the same or related instruments without the Sub-Adviser’s knowledge.

     The Fund may be exposed to increased leverage risk, as the Private Investment Funds in which it invests may borrow and may utilize various lines of credit, reverse repurchase agreements, “dollar” rolls, issuance of debt securities, swaps, forward purchases and other forms of leverage. The Fund will not have the ability to direct or influence the management of the Private Investment Funds in which it invests, so the returns of on such investments will primarily depend on the performance of the Private Investment Funds’ managers and could suffer substantial adverse effects by the unfavorable performance of such managers. Some of the Private Investment Funds may provide very limited information with respect to their operation and performance to the Fund, thereby severely limiting the Fund’s ability to verify initially or on a continuing basis any representations made by the Private Investment Funds or the investment strategies being employed. This may result in significant losses to the Fund based on investment strategies and positions employed by the Private Investment Funds or other actions of which the Sub-Adviser has limited or no knowledge.

     Certain of the managers of Private Investment Funds may engage in other forms of related and unrelated activities in addition to advising a Private Investment Fund. They may also make investments in securities for their own account. Activities such as these could detract from the time a manager devotes to the affairs of a Private Investment Fund. In addition, certain of the managers may engage affiliated entities to furnish brokerage services to Private Investment Funds and may themselves provide market-making services, including those of counterparty in securities and OTC transactions. As a result, in such instance the choice of broker, market maker or counterparty and the level of commissions or other fees paid for such services (including the size of any mark-up imposed by a counterparty) may not have been made at arm’s length.

     The Fund’s interest in a Private Investment Fund is valued at an amount equal to the Fund’s capital account in the limited partnership or other entity which issued such interest, as determined pursuant to the instrument governing such issuance. As a general matter, the governing instruments of the Private Investment Funds in which the Fund invests provide that any securities or investments which are illiquid, not traded on an exchange or in an established market or for which no value can be readily determined, will be assigned such fair value as the respective investment managers may determine in their judgment based on various factors. Such factors include, but are not limited to, aggregate dealer quotes or independent appraisals. Such valuations may not be indicative of what actual fair market value would be in an active, liquid or established market. Valuations may be provided by the managers of a Private Investment Fund to the Fund based on interim unaudited financial statements. These figures may be subject to a subsequent upward or downward adjustment following the auditing of such financial records.

Synthetic Investments Risk

     As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds). The Fund may be exposed to certain additional risks to the extent the Sub-Adviser use derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

     In the event the Fund seeks to participate in Investment Funds (including Private Investment Funds) through the use of such synthetic derivative instruments, the Fund will not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying Investment Fund. Accordingly, the Fund will not participate in matters submitted to a vote of the shareholders. In addition, the Fund may not receive all of the information and reports to shareholders that the Fund would receive with a direct investment in such Investment Fund. Further, the Fund will pay the counterparty to any such customized derivative instrument structuring fees and ongoing transaction fees, which will reduce the investment performance of the Fund. Finally, certain tax aspects of such customized derivative instruments are uncertain and a Common Shareholder’s return could be adversely affected by an adverse tax ruling.

Inflation/Deflation Risk

     Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Market Discount Risk

     The Fund’s Common Shares have a limited trading history and have traded both at a premium and at a discount in relation to NAV. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. The Fund’s Common Shares have recently traded at a premium to NAV per share, which may not be sustainable. If the Common Shares are trading at a premium to net asset value at the time you purchase Common Shares, the NAV per share of the Common Shares purchased will be less than the purchase price paid. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund’s NAV as a result of the Fund’s investment activities. The Fund’s NAV will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then current NAV, subject to certain conditions, and such sales of Common Shares at price below NAV, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.

     Whether a Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund’s control, the Fund cannot predict whether the Common Shares will trade at, below or above NAV, or at, below or above the public offering price for the Common Shares. Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.

Dilution Risk

     The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund’s then-current NAV per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current NAV per Common Share, shareholders would experience a dilution of the aggregate NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering. See “Description of Capital Structure—Common Shares—Issuance of Additional Common Shares.”

Financial Leverage Risk

     Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.

     Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on Borrowings or in the dividend rates on any Preferred Shares that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

     It is also possible that the Fund will be required to sell assets, possibly at a loss, in order to redeem or meet payment obligations on any Financial Leverage. Such a sale would reduce the Fund’s net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

     Because the fees received by the Investment Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Investment Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Investment Adviser and the Sub-Adviser on the one hand and the Common Shareholders on the other. In order to manage this conflict of interest, the Board of Trustees will receive regular reports from the Investment Adviser and the Sub-Adviser regarding the Fund’s use of Financial Leverage and the effect of Financial Leverage on the management of the Fund’s portfolio and the performance of the Fund. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

     The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See “Use of Financial Leverage—Interest Rate Transactions.”

     Financial leverage may also be achieved through the purchase of certain derivative instruments. The Fund’s use of derivative instruments exposes the Fund to special risks. See “Investment Objective and Policies—Certain Other Investment Practices—Derivative Transactions” and “—Derivative Transactions Risk” below.

     Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities.

Derivative Transactions Risks

     Participation in options, futures and other derivative transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of such strategies. If the Sub-Adviser’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Positions in derivatives (such as options, swaps, and futures and forward contracts and options thereon) may subject the Fund to substantial loss of principal in relation to the Fund’s investment amount. The Fund also will be subject to credit risk with respect to the counterparties to the derivative positions held by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Portfolio Turnover Risk

     The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses. See “Taxation.”

Risk Associated with Recent Market Developments

     Global and domestic financial markets have experienced periods of unprecedented turmoil. Instability in the credit markets has made it more difficult for a number of issuers to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. There is also a risk that developments in sectors of the credit markets in which the Fund does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Fund does invest, including securities owned by the Fund.

     The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events adversely affected the willingness of some lenders to extend credit, which may make it more difficult for issuers of Senior Loans to finance their operations. Such market conditions may increase the volatility of the value of securities owned by the Fund, may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of the Fund to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to the Common Shareholders. These developments adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund’s Common Shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

     Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social, political, and psychological tensions in the United States and around the world, have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Investment Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets in the Fund’s portfolio. The Investment Advisor and the Sub-Adviser intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so. Given the risks described above, an investment in Common Shares may not be appropriate for all prospective investors. A prospective investor should carefully consider his or her ability to assume these risks before making an investment in the Fund.

Risk Associated with Government Intervention in Financial Markets

     The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, is has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect issuers of securities in which the Fund invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable.

     Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Legislation Risk

     At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

TALF, TARP, PPIP and Other Government Programs Risks

     In response to the financial crises affecting the banking system and the financial markets, the United States government, the Treasury, the Board of Governors of the Federal Reserve System and other governmental and regulatory bodies have taken action in an attempt to stabilize the financial markets.

     The TALF Program and the Legacy Term Asset-Backed Securities Loan Facility program (“Legacy TALF Program”) are operated by the established by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) and the U.S. Treasury as a credit facility designed to restore liquidity to the market for asset-backed securities and operated by the FRBNY.

     Pursuant to the Emergency Economic Stabilization Act of 2008 (the “EESA”), the Troubled Asset Relief Program (the “TARP”) was established. The purpose of this legislation was to stabilize financial markets and institutions in light of the financial crisis affecting the United States. In connection with the TARP, the Treasury announced the creation of the Financial Stability Plan in early 2009. The Financial Stability Plan outlined a series of key initiatives to help restore the United States economy, one of which was the creation of the Public-Private Investment Program (“PPIP”). The PPIP is designed to encourage the transfer of eligible assets, which include certain illiquid real estate-related assets issued prior to 2009 (which may be rated below investment grade, have no readily available trading market (or otherwise be considered illiquid), may be difficult to value and may be backed in part by non-performing mortgages), from banks and other financial institutions in an effort to restart the market for these assets and support the flow of credit and other capital into the broader economy.

     Other such programs may be sponsored, established or operated by U.S. or non U.S. governments from time to time. It is unclear what effect these programs, and their eventual termination, may have on the markets for credit securities in which the fund may invest over the near- and long-term. Such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

     The Fund may invest a portion of its assets through participation in the TALF Program. Under the TALF Program, the FRBNY may provide loans to the Fund to purchase certain investment-grade, asset-backed securities which must be backed by auto loans, student loans, credit card loans, small business loans or certain commercial mortgage-backed securities. The Fund may seek to participate in other government programs from time to time. Participation in such programs may expose the Fund to additional risks and may limit the Fund’s ability to engage in certain of the investment strategies or transactions described in this Prospectus or in the SAI. There can be no assurance that the Fund will be able to participate in any such program.

Market Disruption and Geopolitical Risk

     Continuing U.S. operations in Iraq and Afghanistan, instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

Anti-Takeover Provisions

     The Fund’s Certificate of Trust, Agreement and Declaration of Trust and Bylaws (the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”

MANAGEMENT OF THE FUND

Trustees and Officers

     The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Investment Adviser. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

The Investment Adviser

     Guggenheim Funds Investment Advisors, LLC, a wholly-owned subsidiary of Guggenheim Funds Services Group, Inc., an indirect subsidiary of Guggenheim Partners, acts as the Fund’s Investment Adviser pursuant to an investment advisory agreement between the Fund and the Investment Adviser (the “Advisory Agreement”). The Investment Adviser is a registered investment adviser and acts as investment adviser to a number of closed-end and open-end investment companies. The Investment Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.

     Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $100 billion of assets as of December 31, 2010. Guggenheim is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

     Pursuant to the Advisory Agreement, the Investment Adviser is responsible for the management of the Fund, furnishes offices, necessary facilities and equipment on behalf of the Fund, oversees the activities of the Fund’s Sub-Adviser, provides personnel, including certain officers required for the Fund’s administrative management, and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

     As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets (from which the Investment Adviser pays the Sub-Adviser’s fee as described under “—The Sub-Adviser” below). “Managed Assets” of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings or other forms of Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage.

     A discussion regarding the basis for the most recent approval of the Advisory Agreement by the Board of Trustees will be available in the Fund’s annual report to shareholders for the period ending May 31, 2011.

     In addition to the fees of the Investment Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund’s independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     In 2009 the SEC conducted examinations of the Investment Adviser and in 2010 reported to the Investment Adviser that the SEC believed that certain deficiencies existed in procedures and disclosure relating to the management of a liquidated closed-end fund advised by the Investment Adviser and sub-advised by a third-party sub-adviser. In April 2010, the SEC initiated an investigation of this liquidated closed-end fund and issued a subpoena to the Investment Adviser, who has responded to this request for information and continue to cooperate with this investigation. Based on current knowledge, the Investment Adviser believes that this matter will be resolved without a material adverse effect to its financial condition, although there can be no assurance that this assessment will reflect the ultimate outcome of the pending matter.

The Sub-Adviser

     Guggenheim Partners Asset Management, LLC, an affiliate of Guggenheim Partners, acts as the Fund’s Sub-Adviser pursuant to a sub-advisory agreement among the Fund, the Investment Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser is a Delaware limited liability company, with its principal offices located at 100 Wilshire Boulevard, Santa Monica, California 90401.

     Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, under the supervision of the Fund’s Board of Trustees, is responsible for the management of the Fund’s portfolio of securities and provides certain facilities and personnel related to such management. As compensation for the Sub-Adviser’s services, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily Managed Assets.

     A discussion regarding the basis for the most recent approval of the Sub-Advisory Agreement by the Board of Trustees will be available in the Fund’s annual report to shareholders for the period ending May 31, 2011.

Portfolio Management

     The Sub-Adviser’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as Guggenheim Partners’ Dynamic Financial Analysis Model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuer or with investment banks and dealers involved in the origination of such securities. The Sub-Adviser’s personnel with responsibility for the day-to-day management of the Fund’s portfolio are:

     B. Scott Minerd, Chief Investment Officer and Chief Executive Officer. Since 2001, Mr. Minerd has served as Chief Investment Officer of the Sub-Adviser, guiding the investment strategies of the sector portfolio managers. He was formerly a Managing Director with Credit Suisse First Boston in charge of trading and risk management for the Fixed Income Credit Trading Group. In this position, he was responsible for the corporate bond, preferred stock, money markets, U.S. government agency and sovereign debt, derivatives securities, structured debt and interest-rate swaps trading business units. Previously, Mr. Minerd was Morgan Stanley’s London-based European Capital Markets Products Trading and Risk Manager responsible for Eurobonds, Euro-MTNs, domestic European Bonds, FRNs, derivative securities and money market products in 12 European currencies and Asian markets. Mr. Minerd has also held capital markets positions with Merrill Lynch and Continental Bank and was a Certified Public Accountant working for Price Waterhouse. Mr. Minerd holds a BS degree in Economics from the Wharton School, University of Pennsylvania and has completed graduate work at both the University of Chicago Graduate School of Business and the Wharton School, University of Pennsylvania.

     Anne Bookwalter Walsh, Senior Managing Director. Ms. Walsh joined Guggenheim Partners and the Sub-Adviser in 2007. As a senior member of the Sub-Adviser’s Portfolio Construction Group, she will assist with the development of the Fund’s asset allocation strategies. Prior to joining Guggenheim Partners, she was Senior Vice President and the Chief Investment Officer for Reinsurance Group of America, where she was employed from 2000 to 2007. Prior to that role, Ms. Walsh served as Vice President and Senior Investment Consultant for Zurich Scudder Investments. Earlier, she held roles at Lincoln Investment Management and American Bankers Insurance Group. Ms. Walsh received her BSBA and MBA from Auburn University and her JD from the University of Miami School of Law. She is a CFA Charter holder, a Fellow of the Life Management Institute and a member of the CFA Institute.

     The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

NET ASSET VALUE

     The net asset value of the Common Shares is calculated by subtracting the Fund’s total liabilities (including from Borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of business, usually 5:00 p.m. Eastern time, every day on which the NYSE is open. Information that becomes known to the Fund or its agent after the Fund’s net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s net asset value determined earlier that day.

     The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded.

     The Fund’s securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when Common Shareholders have no ability to trade the Common Shares on the NYSE.

     The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

     Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

     The Fund values securities for which market quotations are not readily available, including restricted securities, by valuation guidelines that the Trustees of the Fund believe accurately reflects fair value. Under the valuation guidelines, interests in Investment Funds and other securities for which reliable market quotes are readily available generally will be valued at the mean of such bid and ask quotes and all other interests in Investment Funds (including Private Investment Funds) will be valued at fair value in good faith following procedures established by the Fund’s Board of Trustees. In general, these procedures provide that the value of any interests held by the Fund in an Investment Fund for which reliable market quotes are not readily available will be valued in accordance with the terms and conditions of the respective partnership agreement, investment advisory agreement or similar agreement governing each investment partnership, managed account or other pooled investment vehicle in which the Fund invests. The Fund may rely solely on the valuations provided by Investment Funds with respect to the investments such Investment Funds have made. Generally, Investment Funds provide information to investors as to the value of their interests on a limited periodic basis, such as quarterly, monthly or weekly. The Fund calculates its net asset value on a daily basis. The value of the Fund’s interest in a Investment Fund on days other than those that such value is provided by the Investment Fund will be valued by the Fund at their fair value, pursuant to procedures established and periodically reviewed by the Fund’s Board of Trustees. Fair value represents a good faith approximation of the value of an asset at the time such approximation is made. Valuations provided by Investment Funds may be subject to subsequent adjustments by the Fund to reflect changes in market conditions and other events subsequent to the determination of net capital appreciation, net capital depreciation, net assets and other accounting items of the Fund. Year-end net capital calculations are audited by the Fund’s independent auditors and may be revised as a result of such audit. Such revisions may also result from adjustments in valuations provided by Investment Funds.

DISTRIBUTIONS

     The Fund intends to pay substantially all of its net investment income, if any, to Common Shareholders through monthly distributions. In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually. The Fund expects that dividends paid on the Common Shares will consist of (i) investment company taxable income taxed as ordinary income, which includes, among other things, ordinary income, short-term capital gain (for example, premiums earned in connection with the Fund’s covered call option strategy) and income from certain hedging and interest rate transactions, (ii) qualified dividend income and (iii) long-term capital gain (gain from the sale of a capital asset held longer than one year). To the extent the Fund receives dividends with respect to its investments in Common Equity Securities that consist of qualified dividend income (income from domestic and certain foreign corporations), a portion of the Fund’s distributions to its Common Shareholders may consist of qualified dividend income. For individuals, the maximum U.S. federal income tax rate on qualified dividend income is currently 15%, on long-term capital gains is currently 15% and on other types of income, including income from premiums from the Fund’s covered call option strategy, is currently 35%. These tax rates are scheduled to apply through 2012. Thereafter, higher tax rates will apply unless further legislative action is taken by Congress. The Fund cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, which are taxed at lower rates for individuals than ordinary income.

     Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the monthly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.

     The Fund expects that over time it will distribute all of its investment company taxable income. The investment company taxable income of the Fund will consist of all dividend and interest income accrued on portfolio assets, short-term capital gain (for example, premiums earned in connection with the Fund’s covered call option strategy) and income from certain hedging and interest rate transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day.

     To permit the Fund to maintain more stable monthly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares’ net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value.

     If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information. See “Automatic Dividend Reinvestment Plan.”

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Under the Fund’s Automatic Dividend Reinvestment Plan, a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by The Bank of New York Mellon, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by The Bank of New York Mellon as dividend disbursing agent.

     Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a distribution or capital gains distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan agent when it makes open-market purchases.

     The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant.

     In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

     The automatic reinvestment of dividends and other distributions will not relieve participants of an income tax that may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, Pennsylvania 15252-8015, phone number: (866) 488-3559.

DESCRIPTION OF CAPITAL STRUCTURE

     The following is a brief description of the terms of the Common Shares, Borrowings and Preferred Shares which may be issued by the Fund. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents.

Common Shares

     The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of November 13, 2006. Pursuant to the Fund’s Agreement and Declaration of Trust, dated as of November 13, 2006, the Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share. Each Common Share, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

     Listing and Symbol. The Fund’s Common Shares are listed on the NYSE under the symbol “GOF.”

     Voting Rights. Until any Preferred Shares are issued, holders of the Common Shares will vote as a single class to elect the Fund’s Board of Trustees and on additional matters with respect to which the 1940 Act mandates a vote by the Fund’s shareholders. If Preferred Shares are issued, holders of Preferred Shares will have a right to elect two of the Fund’s Trustees, and will have certain other voting rights. See “Anti-Takeover Provisions in the Fund’s Governing Documents.”

     Book-Entry. The Common Shares will be held in the name of Cede & Co., as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the Common Shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Common Shares will be deemed the beneficial owners of Common Shares purchased for purposes of dividends, voting and liquidation rights.

     Issuance of Additional Common Shares. The provisions of the 1940 Act generally require that the public offering price (less underwriting commissions and discounts) of common shares sold by a closed-end investment company must equal or exceed the NAV of such company’s common shares (calculated within 48 hours of the pricing of such offering), unless such sale is made with the consent of a majority of its common shareholders. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then-current NAV, subject to certain conditions. If such consent is obtained, the Fund may, contemporaneous with and in no event more than one year following the receipt of such consent, sell Common Shares at price below NAV in accordance with any conditions adopted in connection with the giving of such consent. Additional information regarding any consent of Common Shareholders obtained by the Fund and the applicable conditions imposed on the issuance and sale by the Fund of Common Shares at a price below NAV will be disclosed in the Prospectus Supplement relating to any such offering of Common Shares at a price below NAV. Until such consent of Common Shareholders, if any, is obtained, the Fund may not sell Common Shares at a price below NAV. Because the Fund’s advisory fee and sub-advisory fee are based upon average Managed Assets, the Investment Adviser’s and the Sub-Adviser’s interests in recommending the issuance and sale of Common Shares at a price below NAV may conflict with the interests of the Fund and its Common Shareholders.

Borrowings

     The Fund is permitted, without prior approval of the Common Shareholders, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting the Fund’s assets as security. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

     Limitations. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See “Use of Financial Leverage” and “Risks—Financial Leverage Risk.”

     Distribution Preference. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

     Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on, or repayment of, principal. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

Preferred Shares

     The Fund’s Governing Documents provide that the Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares. Common Shareholders have no preemptive right to purchase any preferred shares that might be issued. Any such preferred share offering would be subject to the limits imposed by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund’s total assets less liabilities and indebtedness of the Fund. Any preferred shares issued by the Fund would have special voting rights and a liquidation preference over the Common Shares. If the Fund issues and has preferred shares outstanding, the Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. Issuance of preferred shares would constitute financial leverage and would entail special risks to the Common Shareholders. The Fund has no present intention to issue preferred shares.

Capitalization

 The following table provides information about the outstanding securities of the Fund as of November 30, 2010:

	Amount	Amount Held by the
Title of Class	Authorized	Fund or for its Account	Amount Outstanding
Common shares of
beneficial interest, par
value $0.01 per share	Unlimited	0	9,268,340

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
FUND’S GOVERNING DOCUMENTS

     The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board of Trustees is divided into two classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a two-year term. This provision could delay for up to one year the replacement of a majority of the Board of Trustees. A Trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

     In addition, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund’s Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•	the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

•
the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•
the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

     To convert the Fund to an open-end investment company, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders.

     To liquidate the Fund, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.

     For the purposes of calculating “a majority of the outstanding voting securities” under the Fund’s Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund’s Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

     The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Fund’s Agreement and Declaration of Trust on file with the SEC for the full text of these provisions. See “Additional Information.”

CLOSED-END FUND STRUCTURE

     Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

     However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

Repurchase of Common Shares

     The Board of Trustees will review periodically the trading range and activity of the Fund’s shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.

Conversion to Open-End Fund

     To convert the Fund to an open-end investment company, the Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders.

     In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s Common Shares. A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Except as otherwise noted, this discussion assumes you are a taxable U.S. person and that you hold your Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investments). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders subject to special treatment under U.S. federal income tax law). No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.

     The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

     The Fund has elected and intends to continue to be treated and to qualify annually as a regulated investment company (a “RIC”) under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet certain income, asset diversification and distribution requirements.

(i)
The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in “qualified publicly traded partnerships” (as defined in the Code). Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof).

(ii)
The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code).

(iii)
The Fund must distribute in each taxable year at least 90% of its investment company taxable income (generally, its ordinary income and the excess of any net short-term capital gain over net long-term capital loss).

     As long as the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net realized capital gains. The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.

     The Fund will either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by an amount equal to 65% of the amount of undistributed capital gain included in such Common Shareholder’s gross income.

     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

     Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions,

(ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders. The Fund intends to structure and monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC (which may adversely affect the net after-tax return to the Fund).

     If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of U.S. Common Shareholders taxed as individuals with respect to taxable years beginning on or before December 31, 2012 and (ii) for the dividends-received deduction in the case of U.S. Common Shareholders taxed as corporations. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Taxation of Common Shareholders

     Distributions. Distributions paid to you by the Fund from its net capital gain, which is the excess of net long-term capital gain over net short-term capital loss, if any, that the Fund properly designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

     In the case of corporate shareholders, ordinary income dividends paid by the Fund generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from U.S. corporations and certain holding period requirements are satisfied. Special rules apply to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2012. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. The reduced rates for “qualified dividend income” are not applicable to dividends paid by a foreign corporation that is a PFIC. Qualified dividend income eligible for these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. In general, you may include as qualified dividend income only that portion of the dividends that may be and are so designated by the Fund as qualified dividend income. Dividend income from PFICs and, in general, dividend income from REITs is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified dividend income.

     Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

     Dividends and other taxable distributions are taxable to you even if they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

     The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

     Sale of Common Shares. The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by you with respect to such Common Shares. Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

     Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15% with respect to taxable years beginning on or before December 31, 2012 (20% thereafter).

     Backup Withholding. The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to non-corporate Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. Common Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

PLAN OF DISTRIBUTION

     The Fund may sell up to $100,000,000 in aggregate initial offering price of Common Shares from time to time under this Prospectus and any related Prospectus Supplement (1) directly to one or more purchases; (2) through agents; (3) through underwriters; (4) through dealers; or (5) pursuant to the Plan. Each Prospectus Supplement relating to an offering of Common Shares will state the terms of the offering, including:

•	the names of any agents, underwriters or dealers

•	any sales loads or other items constituting underwriters’ compensation;

•	any discounts, commissions, or fees allowed or paid to dealers or agents;

•	the public offering or purchase price of the offered Common Shares and the net proceeds the Fund will receive from the sale; and

•	any securities exchange on which the offered Common Shares may be listed.

Direct Sales

     The Fund may sell Common Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the internet, to sell offered securities directly. The Fund will describe the terms of any of those sales in a Prospectus Supplement.

By Agents

     The Fund may offer Common Shares through agents that the Fund may designate. The Fund will name any agent involved in the offer and sale and describe any commissions payable by the Fund in the Prospectus Supplement. Unless otherwise indicated in the Prospectus Supplement, the agents will be acting on a best efforts basis for the period of their appointment.

By Underwriters

     The Fund may offer and sell Common Shares from time to time to one or more underwriters who would purchase the Common Shares as principal for resale to the public, either on a firm commitment or best efforts basis. If the Fund sells Common Shares to underwriters, the Fund will execute an underwriting agreement with them at the time of the sale and will name them in the Prospectus Supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Fund in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of Common Shares for whom they may act as agent. Unless otherwise stated in the Prospectus Supplement, the underwriters will not be obligated to purchase the Common Shares unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the Common Shares, they will be required to purchase all of the offered Common Shares. The underwriters may sell the offered Common Shares to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

     If a Prospectus Supplement so indicates, the Fund may grant the underwriters an option to purchase additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

By Dealers

     The Fund may offer and sell Common Shares from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered Common Shares to the public at fixed or varying prices to be determined by those dealers at the time of resale. The Fund will set forth the names of the dealers and the terms of the transaction in the Prospectus Supplement.

General Information

     Agents, underwriters, or dealers participating in an offering of Common Shares may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered Common Shares for whom they act as agent, may be deemed to be underwriting discounts and commissions under the Securties Act.

     The Fund may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

     To facilitate an offering of Common Shares in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Common Shares or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the common stock for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the Common Shares for the purpose of pegging, fixing, or maintaining the price of the Common Shares.

•
Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the Common Shares by bidding for, and purchasing, the Common Shares or any other securities in the open market in order to reduce a short position created in connection with the offering.

•
The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the Common Shares originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

     Any of these activities may stabilize or maintain the market price of the Common Shares above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

     Any underwriters to whom the offered Common Shares are sold for offering and sale may make a market in the offered Common Shares, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. There can be no assurance that there will be a liquid trading market for the offered Common Shares.

     Under agreements entered into with the Fund, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make.

     The underwriters, agents, and their affiliates may engage in financial or other business transactions with the Fund in the ordinary course of business.

     Pursuant to a requirement of the Financial Industry Regulatory Authority, Inc., or FINRA, the maximum compensation to be received by any FINRA member or independent broker-dealer may not be greater than eight percent (8%) of the gross proceeds received by the Fund for the sale of any securities being registered pursuant to SEC Rule 415 under the Securities Act.

     The aggregate offering price specified on the cover of this Prospectus relates to the offering of the Common Shares not yet issued as of the date of this Prospectus.

     To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of portfolio transactions on behalf of the Fund after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

     A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of Common Shares for sale to their online brokerage account holders. Such allocations of Common Shares for internet distributions will be made on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

Automatic Dividend Reinvestment Plan

The Fund may issue and sell Common Shares pursuant to the Plan.

CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT

     The Bank of New York Mellon serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions. The Bank of New York Mellon serves as the Fund’s dividend disbursing agent, Plan Agent under the Fund’s Automatic Dividend Reinvestment Plan, transfer agent and registrar for the Common Shares of the Fund. The Bank of New York Mellon is located at 101 Barclay Street, New York, New York 10286.

     Guggenheim Funds Investment Advisors, LLC serves as administrator to the Fund. Pursuant to an administration agreement, Guggenheim Funds Investment Advisors, LLC is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Fund, (2) coordinating with and monitoring any other third parties furnishing services to the Fund, (3) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law, (5) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law, (6) preparing and, after approval by the Fund, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Fund for their approval invoices or other requests for payment of the Fund’s expenses and instructing the custodian to issue checks in payment thereof and (8) taking such other action with respect to the Fund as may be necessary in the opinion of the administrator to perform its duties under the Administration Agreement. For the services, the Fund pays Guggenheim Funds Investment Advisors, LLC a fee, accrued daily and paid monthly, at the annualized rate of .0275% of the average daily Managed Assets of the Fund, reduced on assets over $200 million.

LEGAL MATTERS

     Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York (“Skadden”), as special counsel to the Fund in connection with the offering of the Common Shares. If certain legal matters in connection with an offering of Common Shares are passed upon by counsel for the underwriters of such offering, that counsel will be named in the Prospectus Supplement related to that offering.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

ADDITIONAL INFORMATION

     This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

     The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

     Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

$100,000,000

Guggenheim Strategic Opportunities Fund

Common Shares

PROSPECTUS

April 8, 2011

Guggenheim Strategic Opportunities Fund

Statement of Additional Information

     Guggenheim Strategic Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. Under normal market conditions, the Fund will attempt to achieve its investment objective by investing in a wide range of fixed-income and other debt and senior equity securities selected from a variety of sectors and credit qualities, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments that the Sub-Adviser believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. There can be no assurance that the Fund’s investment objective will be achieved.

     This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated April 8, 2011 (the “Prospectus”), and any related supplement to the Prospectus (each a “Prospectus Supplement”). Investors should obtain and read the Prospectus and any related Prospectus Supplement prior to purchasing Common Shares. A copy of the Prospectus and any related Prospectus Supplement may be obtained without charge, by calling the Fund at (800) 345-7999.

     The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”), Washington, D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

THE FUND

     The Fund is a diversified, closed-end management investment company organized under the laws of the State of Delaware. The Fund’s currently outstanding common shares of beneficial interest, par value $.01 (the “Common Shares”), are, and the Common Shares offered in the Prospectus will be, listed on the New York Stock Exchange (the “NYSE”), under the symbol “GOF.”

INVESTMENT OBJECTIVE AND POLICIES

Additional Investment Policies

     The following information supplements the discussion of the Fund’s investment objective, policies and techniques that are described in the prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund’s principal investment strategies are discussed in the prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

     Mortgage-Related Securities. Mortgage-related securities include structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans such as mezzanine loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Mortgage-related securities include complex instruments such as collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits (“REMICs”), real estate investment trusts (“REITs”), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”), including residual interests, issued by governmental entities and private issuers, including subordinated mortgage-related securities. The Fund may invest in sub-prime mortgages or mortgage-related securities that are backed by sub-prime mortgages. Certain mortgage-related securities that the Fund may invest in are described below.

Residential Mortgage-Backed Securities. RMBS are securities the payments on which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by residential real estate (one- to four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans. Commercial Mortgage-Backed Securities. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

The Fund may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of

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the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior mortgage-related securities.

Government Agency Securities. Mortgage-related securities issued by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Government-Related Securities. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a privately owned government-sponsored organization. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), a new independent regulatory agency, placed FNMA and FHLMC into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.

Private Entity Securities. These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by nongovernmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund’s shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Collateralized Mortgage Obligations. A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae or Freddie Mac passthrough certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs, (c) unsecuritized conventional mortgages, (d) other mortgagerelated securities or (e) any combination thereof. Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a

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CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (“IO”), and all of the principal is distributed to holders of another type of security known as a principal-only security (“PO”). Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Sub-Prime Mortgages. Sub-prime mortgages are mortgages rated below “A” by S&P, Moody’s or Fitch. Historically, sub-prime mortgage loans have been made to borrowers with blemished (or non-existent) credit records, and the borrower is charged a higher interest rate to compensate for the greater risk of delinquency and the higher costs of loan servicing and collection. Sub-prime mortgages are subject to both state and federal anti-predatory lending statutes that carry potential liability to secondary market purchasers such as the Fund. Sub-prime mortgages have certain characteristics and associated risks similar to below investment grade securities, including a higher degree of credit risk, and certain characteristics and associated risks similar to ortgage-backed securities, including prepayment risk.

Mortgage REITs. Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Mortgage REITs are generally not taxed on income timely distributed to shareholders, provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by mortgage REITs in which it invests. Investing in mortgage REITs involves certain risks related to investing in real property mortgages. Mortgage REITs are subject to interest rate risk and the risk of default on payment obligations by borrowers. Mortgage REITs whose underlying assets are mortgages on real properties used by a particular industry or concentrated in a particular geographic region are subject to risks associated with such industry or region. Real property mortgages may be relatively illiquid, limiting the ability of mortgage REITs to vary their portfolios promptly in response to changes in economic or other conditions. Mortgage REITs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators

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 of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     Loans. The Fund may invest a portion of its assets in loan participations and other direct claims against a borrower. The Sub-Adviser believes corporate loans to be high-yield debt instruments if the issuer has outstanding debt securities rated below-investment grade or has no rated securities. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC. As in the case of other high-yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (such as “Ba” or lower by Moody’s or “BB” or lower by S&P), or may be unrated investments determined to be of comparable quality by the Sub-Adviser. As in the case of other high-yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed-income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high-yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high-yield investors in the event of deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate (“LIBOR”). Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high-yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

     Mezzanine Investments. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments may be issued with or without registration rights. Similar to other lower grade securities, maturities of Mezzanine Investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine Investments are usually unsecured and subordinated to other obligations of the issuer.

     In connection with its purchase of Mezzanine Investments, the Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective

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price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

     Short Sales. Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     Securities Subject To Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved. In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternative investments.

     Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Adviser for inclusion in the Fund’s portfolio.

     Affiliated Investment Funds. Affiliates of the Sub-Adviser and of Guggenheim Partners may act as investment adviser or manager of Private Investment Funds and other pooled or structured vehicles, including Investment Funds utilized in connection with structured finance investments (collectively, “Affiliated Investment Funds”). The Fund does not currently invest in Affiliated Investment Funds and may only invest in Affiliated Investment Funds to the extent permitted by applicable law and related interpretations of the staff of the SEC. Under current interpretations of the staff of the SEC, exemptive relief from the SEC would be required to permit the Fund to invest in Affiliated Investment Funds. There can be no assurance that the Fund could obtain such relief or that, if obtained, the terms will be acceptable to the Fund. If the Fund were to invest in Affiliated Investment Funds, the would pay its pro rata share of the fees and expenses allocable to its investments in Affiliated Investment Funds. However, investments in Affiliated Investment Funds would not constitute Managed Assets for purposes of determining the amount of the investment advisory fee payable by the Fund to the Investment Adviser and the investment sub-advisory fee payable by the Investment Adviser to the Sub-Adviser. In addition to those risks

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associated with investments in Private Investment Funds generally, investing in Affiliated Investment Funds may pose additional risks to the Fund.

     Under the 1940 Act, the Fund will be prohibited from co-investing with Affiliated Investment Funds in certain Private Securities. The Fund may seek exemptive relief from the SEC that would permit the Fund to co-invest in Private Securities (including Private Investment Funds managed by third parties) with Affiliated Investment Funds. There can be no assurance that the Fund will obtain such relief or that, if obtained, the terms will be acceptable to the Fund.

Derivative Instruments

     Swaps. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may use swaps for risk management purposes and as a speculative investment.

     The net amount of the excess, if any, of the Fund’s swap obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Sub-Adviser generally requires counterparties to have a minimum credit rating of A from Moody’s Investors Service (or comparable rating from another rating agency) and monitors such rating on an on-going basis. If the other party to a swap contract defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

Currency swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

Credit default swaps. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

     The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

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     Futures and Options on Futures. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to obtain investment exposure and/or to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various securities and securities indices. Such transactions involve a risk of loss or depreciation due to adverse changes in prices of the reference securities or indices, and such losses may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. Transactions in financial futures and options on futures involve certain costs. There can be no assurance that the Fund’s use of futures contracts will be advantageous. Financial covenants related to future Fund borrowings may limit use of these transactions.

     Exchange Traded and Over-The-Counter Options. The Fund may purchase or write (sell) exchange traded and over-the-counter options. Writing call options involves giving third parties the right to buy securities from the Fund for a fixed price at a future date and writing put options involves giving third parties the right to sell securities to the Fund for a fixed price at a future date. Buying an options contract gives the Fund the right to purchase securities from third parties or gives the Fund the right to sell securities to third parties for a fixed price at a future date. In addition to options on individual securities, the Fund may buy and sell put and call options on currencies, baskets of securities or currencies, indices and other instruments. Options bought or sold by the Fund may be “cash settled,” meaning that the purchaser of the option has the right to receive a cash payment from the writer of the option to the extent that the value of the underlying position rises above (in the case of a call) or falls below (in the case of a put) the exercise price of the option. There can be no assurance that the Fund’s use of options will be successful.

     Options. The Fund may purchase or sell, i.e., write, options on securities and securities indices or on currencies, which options are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio. The Fund my purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund’s total assets.

     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security or currency at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

     In the case of a call option on a common stock or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Adviser (in accordance with procedures established by the board of trustees of the Fund (the “Board of Trustees” or the “Board”)) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser as described above. A put option on a security is “covered” if the Fund segregates assets determined to be liquid by the Investment Adviser as described above equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser as described above.

     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

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     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security or currency, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security or currency. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security or currency and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

     An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

     Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

     The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

     Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

     A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

     No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of

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trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

     Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

     In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

     Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market,

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the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them. Subsequently, the Fund can make its intended purchase of the securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

     Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Additional Risks Relating to Derivative Instruments

     Neither the Investment Adviser nor the Sub-Adviser is registered as a commodity pool operator. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, the Fund’s investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

     Legislation regarding regulation of the financial sector, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, could change the way in which derivative instruments are regulated and/or traded. Such regulation may impact the availability, liquidity and cost of derivative instruments. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objective.

     Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may

B–11

be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

     The number of call options the Fund can write is limited by the amount of Fund assets that can cover such options, and further limited by the fact that call options normally represent 100 share lots of the underlying common stock. The Fund will not write “naked” or uncovered call options. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     To the extent that the Fund writes covered put options, the Fund will bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

     To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

     Call Option Writing Risks. To the extent that the Fund writes covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option

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above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

     Special Risk Considerations Relating to Futures and Options Thereon. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

     Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Loans of Portfolio Securities

     Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund’s total assets.

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     A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

INVESTMENT RESTRICTIONS

     The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

     1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

     2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

     3. Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except that this policy shall not apply to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions.

     4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

     5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

     6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

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     The Fund is a diversified, closed-end management investment company and will not invest in a manner inconsistent with its classification as a “diversified company” as provided by the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act or an exemption or other relief applicable to the Fund from provisions of the 1940 Act. Under the 1940 Act, a “diversified company” may not with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding securities of any one issuer. The Fund’s classification as a diversified management investment company cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class.

     For purposes of applying the limitation set forth in subparagraph (3) above to securities that have a security interest or other collateral claim on specified underlying collateral (such as asset-backed securities, mortgage-backed securities and collateralized debt and loan obligations) the Fund will determine the industry classifications of such investments based on the Sub-Adviser’s evaluation of the risks associated with the collateral underlying such investments.

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MANAGEMENT OF THE FUND

Board of Trustees

     Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser and the Sub-Adviser.

     The Trustees are divided into two classes. Trustees serve until their successors have been duly elected. The Trustees’ occupations and other directorships during the past five years are listed below.

Number of
		Term of		Portfolios
		Office(2) and	Principal	in Fund	Other Directorships
Name,	Position Held	Length of	Occupation	Complex(3)	Held by Trustee
Business Address(1)	with the	Time	During Past Five	Overseen	During the Past
and Age	Fund	Served	Years	by Trustee	Five Years
INDEPENDENT TRUSTEES:
Randall C. Barnes	Trustee	Trustee since	Private Investor (2001-	56	None.
Year of Birth: 1951		2007	present). Formerly, Senior
Vice President, Treasurer,
PepsiCo, Inc. (1993-1997),
President, Pizza Hut
International (1991-1993) and
Senior Vice President, Strategic
Planning and New Business
Development (1987-1990)
of PepsiCo, Inc. (1987-1997).

Roman	Trustee	Trustee since	Senior Managing Director of	46	Director of Zincore
Friedrich III		2010	McNicoll, Lewis & Vlak, an		Metals Inc. (2009-
Year of Birth: 1946			investment bank and		present) and GFM
			institutional broker-dealer		Resources Ltd. (2005-
			specializing in capital-		present). Previously,
			intensive industries such as		director of StrataGold
			energy, metals and mining		Corporation (2003-2009)
			(2010-present). Founder and		and Gateway Gold Corp.
			President of Roman Friedrich		(2004-2008).
& Company, Ltd., a mining
and metals investment bank
(1998-present).

Robert B. Karn III	Trustee	Trustee since	Consultant (1998-	47	Director of Peabody
Year of Birth: 1942		2010	present). Formerly,		Energy Company
			Managing Partner,		(2003-present) and GP
			Financial and Economic		Natural Resource Partners,
			Consulting, St. Louis		LLC (2002-present).
office of Arthur
Andersen, LLP
(1977-1997).

B–16

Number of
		Term of		Portfolios
		Office(2) and	Principal	in Fund	Other Directorships
Name,	Position Held	Length of	Occupation	Complex(3)	Held by Trustee
Business Address(1)	with the	Time	During Past Five	Overseen	During the Past
and Age	Fund	Served	Years	by Trustee	Five Years
Ronald A. Nyberg	Trustee	Trustee since	Partner of Nyberg &	54	None.
Year of Birth: 1953		2007	Cassioppi, LLC, a law
firm specializing in
corporate law, estate
planning and business
transactions (2000-
present). Formerly,
Executive Vice
President, General
Counsel and Corporate
Secretary of Van
Kampen Investments
(1982-1999).

Ronald E. Toupin Jr.	Trustee	Trustee since	Portfolio Consultant (2010-	53	None.
Year of birth: 1958		2007	present). Formerly Vice
President, Manager and
Portfolio Manager of Nuveen
Asset Management (1998-
1999), Vice President
of Nuveen Investment
Advisory Corporation
(1992-1999), Vice
President and Manager
of Nuveen Unit Investment
Trusts (1991-1999), and
Assistant Vice President
and Portfolio Manager
of Nuveen Unit Trusts
(1988-1999), each of
John Nuveen & Company,
Inc. (asset manager)
(1982-1999).

INTERESTED TRUSTEE:
Kevin M. Robinson*	Trustee;	Trustee since	Senior Managing Director	2	None.
Year of Birth: 1959	Chief	2009; Chief	and General Counsel of
	Executive	Executive	Guggenheim Funds Investment
	Officer	Officer since	Advisors, LLC and Guggenheim
	and Chief	2010; Chief	Funds Services Group, Inc.
	Legal	Legal Officer	(2007-present). Formerly,
	Officer	since 2008	Associate General Counsel
and Assistant Corporate
Secretary of NYSE Euronext,
Inc. (2000-2007).

*	Mr. Robinson is an interested person of the Fund because of his position as an officer of the Investment Adviser and certain its affiliates.
(1)	The business address of each Trustee of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532.
(2)	Each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he serves.
•
Messrs. Barnes, Friedrich and Robinson are the Class I Trustees. It is currently anticipated that the Class I Trustees will next stand for election at the Fund’s annual meeting of Shareholders for the Fund’s fiscal year ending May 31, 2012.

•
Messrs. Karn, Nyberg and Toupin are the Class II Trustees. It is currently anticipated that the Class II Trustees will next stand for election at the Fund’s annual meeting of Shareholders for the Fund’s fiscal year ending May 31, 2011.

(3)	As of the date of this SAI, the “Fund Complex” consists of 14 closed-end funds, including the Fund, and 42 exchange-
funds. The Fund Complex is overseen by multiple boards of trustees.

B–17

Trustee Qualifications

     The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for each Independent Trustee (as defined below), a demonstrated willingness to take an independent and questioning view of management.

     The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this proxy statement, that each Trustee should serve as a Trustee in light of the Fund’s business and structure. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the 1933 Act or the rules and regulations of the SEC.

     Randall C. Barnes. Mr. Barnes has served as a Trustee of the Fund since its inception and as a trustee of other funds in the Fund Complex since 2004. Mr. Barnes also serves on the board of certain Guggenheim-sponsored Canadian funds. Through his service as a Trustee of the Fund and as chairman of the Audit Committee, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

     Roman Friedrich III. Mr. Friedrich has served as a Trustee of the Fund since 2010 and as a trustee of other funds in the Fund Complex since 2003. Mr. Friedrich also serves on the board of certain Guggenheim-sponsored Canadian funds. Through his service as a Trustee, his service on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

     Robert B. Karn III. Mr. Karn has served as a Trustee of the Fund since 2010 and as a trustee of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Fund and as chairman of the Audit Committee, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters. The Board has determined that Mr. Karn is an “audit committee financial expert” as defined by the SEC.

     Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Fund since its inception and as a trustee of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi. LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

     Kevin M. Robinson. Mr. Robsinson has served as a Trustee of the Fund since 2009. Through his service as a Trustee of the Fund, his professional training, employment experience as Senior Managing Director, General Counsel and Corporate Secretary of the Investment Adviser and Guggenheim Funds Distributors, Inc., and his prior employment experience, including Associate General Counsel of NYSE Euronext, Inc. and Senior Counsel of the U.S. Securities and Exchange Commission, Mr. Robinson is experienced in financial and governance matters.

     Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Fund since its inception and as a trustee of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

     Each Trustee also now has considerable familiarity with the Fund, its adviser and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of the Fund and/or other funds in the Fund Complex.

B–18

Executive Officers

     The following information relates to the executive officers of the Fund who are not Trustees. The Fund’s officers receive no compensation from the Fund but may also be officers or employees of the Investment Adviser, the Sub-Adviser or affiliates of the Investment Adviser or the Sub-Adviser and may receive compensation in such capacities.

Term of Office(2) and
Name, Business		Length of Time	Principal Occupation
Address(1) and Age	Position	Served	During the Past Five Years
John Sullivan	Chief Financial Officer,	Officer since 2011	Senior Managing Director of Guggenheim
Year of birth: 1955	Chief Accounting Officer		Funds Investment Advisors, LLC and
	and Treasurer		Guggenheim Funds Distributors, Inc.
(2010- present). Chief Financial Officer,
Chief Accounting Officer and Treasurer of
certain funds in the Fund Complex.
Formerly, Chief Compliance Officer, Van
Kampen Funds (2004–2010). Head of
Fund Accounting, Morgan Stanley
Investment Management (2002–2004).
Chief Financial Officer, Treasurer, Van
Kampen Funds (1996-2004).

Mark E. Mathiasen	Secretary	Officer since 2008	Vice President, Assistant General
Year of Birth: 1978			Counsel of Guggenheim Funds Services
Group Inc. (2007- present). Secretary of
certain funds in the Fund Complex.
Previously, Law Clerk, Idaho State Courts
(2003-2006).

Bruce Saxon	Chief Compliance	Officer since 2006	Vice President, Fund Compliance
Year of Birth: 1957	Officer		Officer of Guggenheim Funds Services
Group, Inc. (2006-present). Formerly,
Chief Compliance Officer/Assistant
Secretary of Harris Investment
Management, Inc. (2003-2006). Director-
Compliance of Harrisdirect LLC
(1999-2003).

James Howley	Assistant Treasurer	Officer since 2007	Vice President, Fund Administration
Year of birth: 1972			(2004-present) of Guggenheim Funds
Investment Advisors, LLC and
Guggenheim Funds Distributors, Inc.;
Assistant Treasurer of certain funds in the
Fund Complex. Previously, Manager,
Mutual Fund Administration of Van
Kampen Investments, Inc. (2000-2004).

B–19

Term of Office(2) and
Name, Business		Length of Time	Principal Occupation
Address(1) and Age	Position	Served	During the Past Five Years
Mark J. Furjanic	Assistant Treasurer	Officer since 2008	Vice President, Fund Administration-
Year of birth: 1959			Tax (2005-present) of Guggenheim Funds
Investment Advisors, LLC and Guggenheim
Funds Distributors, Inc.; Assistant
Treasurer of certain funds in the Fund
Complex. Formerly, Senior Manager
(1999-2005) for Ernst & Young LLP.

Donald P. Swade	Assistant Treasurer	Officer since 2008	Vice President, Fund Administration
Year of birth: 1972			(2006-present) of Guggenheim Funds
Investment Advisors, LLC and
Guggenheim Funds Distributors, Inc.;
Assistant Treasurer of certain funds in the
Fund Complex. Formerly, Manager-
Mutual Fund Financial Administration
(2003-2006) for Morgan Stanley/Van
Kampen Investments.

Elizabeth H. Hudson	Assistant Secretary	Officer since 2009	Assistant General Counsel of Guggenheim
Year of birth: 1980			Funds Services Group, Inc. (2009-
present). Secretary of certain funds in the
Fund Complex. Previously, associate at
Bell, Boyd & Lloyd LLP (nka K&L Gates
LLP) (2007-2008).

(1)	The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532.
(2)	Each officer serves at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal.

Board Leadership Structure

     The primary responsibility of the Board of Trustees is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Investment Adviser, the Sub-Adviser and other service providers who have been approved by the Board. The Board is currently comprised of six Trustees, five of whom (including the chairman) are classified under the 1940 Act as “non-interested” persons of the Fund (“Independent Trustees”) and one of whom is classified as an interested person of the Fund (“Interested Trustee”). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

     The Board has appointed an Independent Trustee, Mr. Toupin, as chairperson of the Board (the “Independent Chairperson”), who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, review the Fund’s financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund.

B–20

Board Committees

     Audit Committee. The Board has an Audit Committee, composed of Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin. Mr. Barnes serves as chairperson of the Audit Committee. In addition to being “Independent Trustees” (defined for purposes herein as Trustees who: (1) are not “interested persons” of the Fund as defined by the 1940 Act and (2) are “independent” of the Fund as defined by the NYSE listing standards), each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting the Fund’s independent registered public accounting firm and reviewing accounting matters with the Fund’s independent registered public accounting firm.

The Audit Committee presents the following report:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114, (iii) the Audit Committee received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526 and has discussed with the Fund’s independent registered public accounting firm the Fund’s independent registered public accounting firm’s independence and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund’s Annual Report for the past fiscal period.

     Nominating and Governance Committee. The Board has a Nominating and Governance Committee, composed of Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin, each of whom is an Independent Trustee. Mr. Nyberg serves as chairperson of the Nominating and Governance Committee.

     As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the procedures for shareholders to Submit Nominee Candidates, which are set forth as Appendix A to the Fund’s Nominating and Governance Committee Charter. The shareholder recommendation must be sent to the Fund’s Secretary, c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

     Board and Committee Meetings. During the Fund’s fiscal year ended May 31, 2010, the Board held 5 meetings, the Fund’s Audit Committee held 2 meetings and the Fund’s Nominating and Governance Committee held 5 meetings.

Board’s Role in Risk Oversight

     Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board’s supervision, the officers of the Fund, the Investment Adviser, the Sub-Adviser and other service providers to the Fund also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board’s periodic review of the Fund’s advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

     The Board requires officers of the Fund to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss

B–21

compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Fund’s compliance program. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from the Investment Adviser and Sub-Adviser on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of Fund officers and Investment Adviser and Sub-Adviser personnel and has approved fair valuation procedures applicable to valuing the Fund’s securities, which the Board and the Audit Committee periodically review. The Board also requires the Investment Adviser and Sub-Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Trustee Compensation

     The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Investment Adviser, Sub-Adviser or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board, if any. The following table provides information regarding the compensation of the Fund’s Trustees for the Fund’s fiscal year ended May 31, 2010.

	Aggregate	Pension or Retirement		Total Compensation
	Estimated	Benefits Accrued	Estimated Annual	from the Fund and
	Compensation	as Part of	Benefits Upon	Fund Complex(3)
Name(1)	from the Fund	Fund Expenses(2)	Retirement(2)	Paid to Trustee
Independent Trustees:
Randall C. Barnes	$25,000	None	None	$275,000
Roman Friedrich III	$1,000	None	None	$43,500
Robert B. Karn III	$1,000	None	None	$51,000
Ronald A. Nyberg	$25,000	None	None	$380,500
Ronald E. Toupin, Jr.	$28,000	None	None	$325,000

(1)	Trustees not entitled to compensation are not included in the table.
(2)	The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.
(3)	As of the date of this SAI, the “Fund Complex” consists of 14 closed-end funds, including the Fund, and 42 exchange- traded funds. The Fund Complex is overseen by multiple boards of trustees.
Trustee Share Ownership

     As of December 31, 2010, the most recently completed calendar year prior to the date of this SAI, each Trustee of the Fund beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of	Companies Overseen by Trustee in
Name	Equity Securities in the Fund	Fund Complex(1)s
Independent Trustees:
Randall C. Barnes	$50,001-$100,000	over $100,000
Roman Friedrich III	None	$10,001-$50,000
Robert B. Karn III	None	$10,001-$50,000
Ronald A. Nyberg	$10,001-$50,000	over $100,000
Ronald E. Toupin, Jr.	None	None

Interested Trustee:
Kevin M. Robinson	None	None

(1)	As of the date of this SAI, the “Fund Complex” consists of 14 closed-end funds, including the Fund, and 42 exchange- traded funds. The Fund Complex is overseen by multiple boards of trustees.

B–22

Indemnification of Officers and Trustees; Limitations on Liability

     The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the governing documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

     The Fund has entered into an Indemnification Agreement with each Independent Trustee, which provides that the Fund shall indemnify and hold harmless such Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Fund, to the fullest extent permitted by the Declaration of Trust and By-Laws and the laws of the State of Delaware, the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, unless it has been finally adjudicated that (i) the Trustee is subject to such expenses by reason of the Trustee’s not having acted in good faith in the reasonable belief that his or her action was in the best interests of the Fund or (ii) the Trustee is liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, as defined in Section 17(h) of the Investment Company Act of 1940, as amended.

Portfolio Management

     The Sub-Adviser’s personnel with the responsibility for the day-to-day management of the Fund’s portfolio are B. Scott Minerd, Chief Investment Officer and Chief Executive Officer, and Anne Bookwalter Walsh, Senior Managing Director.

 Other Accounts Managed by the Portfolio Managers.

     As of May 31, 2010, Mr. Minerd managed or was a member of the management team for the following client accounts (other than the Fund):

			Number of
			Accounts	Assets
			Subject to a	Subject to a
	Number of	Assets of	Performance	Performance
	Accounts	Accounts	Fee	Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than
Registered Investment Companies	3	$1.67 billion	2	$1.62 billion
Other Accounts	9	$35.82 billion	0	$0

B–23

     As of May 31, 2010, Ms. Walsh managed or was a member of the management team for the following client accounts (other than the Fund):

			Number of
			Accounts	Assets
			Subject to a	Subject to a
	Number of	Assets of	Performance	Performance
	Accounts	Accounts	Fee	Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than
Registered Investment Companies	2	$1.62 billion	2	$1.62 billion
Other Accounts	15	$7.96 billion	0	$0

     Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

     The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

     If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

     The Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Adviser acts as advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security for the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

     The Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

     Portfolio Manager Compensation. The portfolio managers’ compensation consists of the following elements:

     Base Salary: The portfolio managers are paid a fixed base salary by the Sub-Adviser which is set at a level determined to be appropriate based upon the individual’s experience and responsibilities.

     Annual Bonus: The portfolio managers are paid a discretionary annual bonus by the Sub-Adviser, which is based on the overall performance and profitability of the Sub-Adviser and not on performance of the Fund or

B–24

accounts managed by the portfolio managers. The portfolio managers also participate in benefit plans and programs generally available to all employees of the Sub-Adviser.

     Securities Ownership of the Portfolio Manager. As of May 31, 2010, the dollar range of equity securities of the Fund beneficially owned by the portfolio manager is shown below:

 B. Scott Minerd: $500,001-$1,000,000

Anne Bookwalter Walsh: $10,001-$50,000

Advisory Agreement

     Guggenheim Funds Investment Advisors, LLC, a wholly-owned subsidiary of Guggenheim Funds Services Group, Inc. (“Guggenheim Funds”), acts as the Fund’s investment adviser pursuant to an advisory agreement between the Fund and the Investment Adviser (the “Advisory Agreement”). The Investment Adviser is a registered investment adviser and acts as investment adviser to a number of closed-end and open-end investment companies. The Investment Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.

     Guggenheim Funds is a wholly-owned subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”). Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundation insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $100 billion of assets as of December 31, 2010. Guggenheim Partners is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

     Under the terms of the Advisory Agreement, the Investment Adviser is responsible for the management of the Fund; furnishes offices, necessary facilities and equipment on behalf of the Fund; oversees the activities of the Fund’s Sub-Adviser; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets.

     Pursuant to its terms, the Advisory Agreement continues from year to year if approved annually (i) by the Fund’s Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

     The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

B–25

Advisory Fee.
	Fiscal Year Ended May 31,
	2010	2009	2008(1)
The Investment Adviser received approximate
advisory fees of	$1,965,337	$1,690,591	$1,966,137

(1) For the period from July 27, 2007 (commencement of operations) through May 31, 2008.

Sub-Advisory Agreement

     Guggenheim Partners Asset Management, LLC, an affiliate of Guggenheim Partners, acts as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement among the Fund, the Investment Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser is a Delaware limited liability company with principal offices at 100 Wilshire Boulevard, Santa Monica, California 90401. The Sub-Adviser is a registered investment adviser.

     Under the terms of the Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund’s Board of Trustees and the Investment Adviser. For services rendered by the Sub-Adviser on behalf of the Fund under the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily Managed Assets, less 0.50% of the Fund’s average daily assets attributable to any investments by the Fund in Affiliated Investment Funds.

     The Sub-Advisory Agreement continues from year to year if approved annually (i) by the Fund’s Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto, by the Fund’s Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

     The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

     Pursuant to a Trademark Sublicense Agreement, Guggenheim Partners has granted to the Investment Adviser and the Sub-Adviser the right to use the name “Guggenheim” in the name of the Fund, and the Investment Adviser and the Sub-Adviser have agreed that the name “Guggenheim” is Guggenheim Partners’ property. In the event the Investment Adviser and the Sub-Adviser cease to act in such capacities for the Fund, the Fund will change its name to one not including “Guggenheim.”

Sub-Advisory Fee.

	Fiscal Year Ended May 31,
	2010	2009	2008(1)
The Sub-Adviser received approximate
sub-advisory fees of	$982,668	$845,295	$983,068

(1) For the period from July 27, 2007 (commencement of operations) through May 31, 2008.

B–26

Other Agreements

     Administration Agreement. Guggenheim Funds Investment Advisors, LLC serves as administrator to the Fund. Pursuant to an administration agreement, Guggenheim Funds Investment Advisors, LLC is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Fund, (2) coordinating with and monitoring any other third parties furnishing services to the Fund, (3) supervising the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law, (5) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law, (6) preparing and, after approval by the Fund, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Fund for their approval invoices or other requests for payment of the Fund’s expenses and instructing the custodian to issue checks in payment thereof and (8) taking such other action with respect to the Fund as may be necessary in the opinion of the administrator to perform its duties under the Administration Agreement. For the services, the Fund pays Guggenheim Funds Investment Advisers, LLC a fee, accrued daily and paid monthly, at the annualized rate of .0275% of the average daily Managed Assets of the Fund, reduced on assets over $200 million.

Administration Fee.
	Fiscal Year Ended May 31,
	2010	2009	2008(1)
Guggenheim Funds Investment Advisors, LLC
received approximate administration fees of	$53,300	$45,980	$51,770

(1) For the period from July 27, 2007 (commencement of operations) through May 31, 2008.

PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Trustees of the Fund, the Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

     Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Sub-Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such

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information may be useful to the Sub-Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Sub-Adviser in connection with the Fund. Conversely, such information provided to the Sub-Adviser and its affiliates by brokers and dealers through whom other clients of the Sub-Adviser and its affiliates effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund.

     Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Sub-Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

     Commissions Paid. Unless otherwise disclosed below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid approximately the following commissions to brokers during the fiscal years shown:

Fiscal Year Ended May 31,	All Brokers	Affiliated Brokers
2010	$87,239	$0
2009	$189,357	$0
2008(1)	$316,826	$0

(1) For the period from July 27, 2007 (commencement of operations) through May 31, 2008.

Fiscal Year Ended May 31, 2010 Percentages:

Percentage of aggregate brokerage commissions paid to
affiliated broker	0%

Percentage of aggregate dollar amount of transactions
involving the payment of commissions effected through affiliated broker	0%

     During the fiscal year ended May 31, 2010, the Fund paid $0 in brokerage commissions on transactions totaling $0 to brokers selected primarily on the basis of research services provided to the Investment Adviser or the Sub-Adviser.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s Common Shares. Except as otherwise noted, this discussion assumes you are a taxable U.S. person and that you hold your Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders subject to special treatment under U.S. federal income tax law). No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.

     The discussions set forth herein and in the prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

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Taxation of the Fund

     The Fund has elected and intends to continue to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code) (the “Gross Income Test”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more qualified publicly traded partnerships. Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof).

     As long as the Fund qualifies as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders, provided that it distributes each taxable year at least 90% of the sum of (i) the Fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.

     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain, which consists of the excess of its net long-term capital gain over its net short-term capital loss) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of Common Shareholders taxed as individuals with respect to taxable years beginning on or before December 31, 2012 and (ii) for the dividends received deduction in the case of corporate Common Shareholders, subject, in each case, to certain holding period requirements. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to its Common Shareholders its earnings and profits attributable to non-regulated investment company years. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such

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assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

The Fund’s Investments

     Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company. Additionally, the Fund may be required to limit its activities in derivative instruments in order to enable it to maintain its regulated investment company status.

     Certain types of income received by the Fund from REITS, REMICs, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund Common Shareholders such excess inclusion income will (i) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those Common Shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) not be offset against net operating losses for tax purposes, (iii) not be eligible for reduced U.S. withholding for non-U.S. Common Shareholders even from tax treaty countries and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Code (which includes charitable remainder trusts), are Fund Common Shareholders.

     Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

     Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund will not be eligible to elect to “pass-through” to Common Shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

     Private Investment Funds Taxed as Partnerships. Certain of the Private Investment Funds in which the Fund may invest will be treated as partnerships for U.S. federal income tax purposes. Consequently, the Fund’s income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by such Private Investment Funds. In addition, the Fund’s proportionate share of the assets of each such Private Investment Fund will be treated as if held directly by the Fund. In these instances, the Fund will be required to meet the diversification test with respect to the assets of such Private Investment Funds. The Fund generally will not invest in Private Investment Funds that are treated as partnerships for U.S. federal income tax purposes unless the terms of such investment provide, or the managers of such Private Investment Funds agree to provide, the Fund with information on a regular basis as reasonably necessary to monitor the Fund’s qualification as a regulated investment company for U.S. federal income tax purposes.

     Private Investment Funds Taxed as PFICs. The Fund anticipates that certain of the Private Investment Funds in which it invests will be treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. In general, a PFIC is any foreign corporation that has 75% or more of its gross income for the taxable year which consists of passive income or that has 50% or more of the average fair market value of its assets which consists of assets that produce, or are held for the production of, passive income.

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     If the Fund makes an election to treat the PFIC as a “qualified electing fund” (a “QEF Election”), the Fund would be taxed currently on the PFIC’s income without regard to whether the Fund received any distributions from the PFIC. If the Fund makes a QEF Election with respect to a Private Investment Fund and the Private Investment Fund complies with certain annual reporting requirements, the Fund will be required to include in its gross income each year its pro rata share of the Private Investment Fund’s ordinary income and net capital gains (at ordinary income and capital gain rates, respectively) for each year in which the Private Investment Fund is a PFIC, regardless of whether the Fund receives distributions from the Private Investment Fund. The Fund believes that such income and gain inclusions resulting from a QEF Election constitute qualifying income for purposes of the income requirement applicable to regulated investment companies under Subchapter M of the Code. By reason of such inclusions, the Fund would be deemed to have received net investment income, which would be subject to the 90% distribution requirement, and to have received net capital gains, possibly without a corresponding receipt of cash. The Fund’s basis in the shares it owns in the Private Investment Fund will be increased to reflect any such deemed distributed income. Because some of the Private Investment Funds in which the Fund may invest may defer the payment of management and/or incentive compensation fees, during the deferral period the Fund’s pro rata share of the Private Investment Fund’s ordinary income will be higher than it would be if the Private Investment Fund had not deferred the payment of such fees. A QEF Election is subject to a number of specific rules and requirements, and not all of the Private Investment Funds in which the Fund may invest may provide their investors with the information required to satisfy the reporting requirements necessary for the Fund to make a QEF Election.

     In lieu of making a QEF Election, the Fund could elect to mark to market its PFIC stock and include in income any resulting gain or loss (a “Mark-to-Market Election”). The Fund anticipates that it will make a Mark-to-Market Election with respect to the stock of any PFICs in which it invests that do not provide the Fund with the information necessary for the Fund to make a QEF Election. Unlike in the case of a QEF Election, under a Mark-to-Market Election the Fund will not be deemed to have received distributions of net investment income or net capital gains from the PFIC. If the Fund makes a Mark-to-Market Election with respect to a PFIC, the Fund will be deemed to have sold the shares of that PFIC as of the last day of the Fund’s taxable year and will be required to include in the Fund’s net investment income the positive difference, if any, between the fair market value of shares as of the end of the Fund’s taxable year and the adjusted basis of such shares. All of such positive difference will be treated as ordinary income and will be a dividend in the hands of the Fund. Moreover, any gain from the Fund’s actual sale of PFIC shares with respect to which the Fund has made a Mark-to-Market Election will be ordinary income in the Fund’s hands. Thus, unlike the case of a QEF Election, the Fund cannot generate long-term capital gains with respect to PFIC stock for which the Fund has made a Mark-to-Market Election. The Fund will recognize income regardless of whether the PFIC has made any distributions to the Fund and such income will constitute net investment income subject to the 90% distribution requirement described above. The Fund’s basis in the shares it owns in the Private Investment Fund will be increased to reflect any such recognized income. The Fund may deduct any decrease in value equal to the excess of its adjusted basis in the shares over the fair market value of the shares of the Private Investment Fund as of the end of the Fund’s taxable year, but only to the extent of any previously unreversed net mark-to-market gains included in the Fund’s income for prior taxable years.

     The Fund intends to borrow funds or to redeem a sufficient amount of its investments in Private Investment Funds that are PFICs and for which the Fund has made either a QEF Election or a Mark-to-Market Election so that the Fund has sufficient cash to meet the distribution requirements to maintain its qualification as a regulated investment company and minimize U.S. federal income and excise taxes.

     In the event that the Fund does not make a QEF Election or a Mark-to-Market Election with respect to PFIC stock held by the Fund, the Fund would be taxed at ordinary income rates and pay an interest charge if it received an “excess distribution” (generally, a distribution in excess of a base amount) or if it realized gain on the sale of its PFIC stock. The amount of the excess distribution or gain would be allocated ratably to each day in the Fund’s holding period for the PFIC stock, and the Fund would be required to include the amount allocated to the current taxable year in its income as ordinary income for such year. The amounts allocated to prior taxable years generally would be taxed at the highest ordinary income tax rate in effect for each such prior taxable year and would also be subject to an interest charge computed as if such tax liability had actually been due with respect to each such prior taxable year. The Fund expects to make a QEF Election or a Mark-to-Market Election with respect to the PFICs in which it invests and, accordingly, does not expect to be subject to this “excess distribution” regime.

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     Risk-Linked Securities. The treatment of risk-linked securities for U.S. federal income tax purposes is uncertain and will depend on the particular features of each such securities. The Fund expects that it will generally treat the risk-linked securities in which it invests as equity of the issuer for U.S. federal income tax purposes, whether that treatment is mandated by the terms of the applicable bond indentures or otherwise, although this determination will necessarily be made on an investment by investment basis. It is possible that the IRS will provide future guidance with respect to the treatment of instruments like the risk-linked securities or challenge the treatment adopted by the Fund for one or more of its risk-linked securities investments. A change in the treatment of the Fund’s risk-linked securities investments that is required as a result of such guidance or an IRS challenge could affect the timing, character and amount of the Fund’s income from the risk-linked securities. This, in turn, could affect whether the Fund has satisfied the distribution requirements necessary to qualify as a regulated investment company and to avoid a Fund-level tax.

     Risk-linked securities that are treated as equity may be subject to special U.S. federal income tax rules applicable to equity investments in a PFIC, and will generally be subject to the PFIC rules described above under the caption “Private Investment Funds Taxed as PFICs.” In cases in which the Fund treats such risk-linked securities as an equity interest in a PFIC, the Fund generally expects to make a Mark-to-Market Election, which would require the Fund to recognized income or (subject to certain limitations) loss annually based on the difference between the fair market value of the risk-linked securities at the end of the year and the Fund’s adjusted basis in the risk-linked securities. Because the Mark-to-Market Election can result in recognition of income without the concurrent receipt of cash, the Fund may have to borrow funds or sell portfolio securities, thereby possibly resulting in the recognition of additional income or gain to satisfy the distribution requirements necessary to qualify as a regulated investment company and to avoid a Fund-level tax. If the Fund were not able to meet such distribution requirements, the Fund would run the risk of losing its qualification as a regulated investment company.

Taxation of Common Shareholders

     The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by an amount equal to 65% of the amount of undistributed capital gain included in such Common Shareholder’s gross income.

     Distributions paid to you by the Fund from its net capital gains, if any, that the Fund properly designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2012. For corporate taxpayers, both ordinary income dividends and capital gain dividends are taxed at a maximum rate of 35%. Capital gain dividends are not eligible for the dividends received deduction.

     Ordinary income dividends received by corporate holders of Common Shares generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from U.S. corporations and certain holding period requirements are satisfied. In the case of Common Shareholders who are individuals, any ordinary income dividends that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. The reduced rates for “qualified dividend income” are not applicable to (i) dividends paid by a foreign corporation that is a PFIC, (ii) income inclusions from a QEF Election with respect to a PFIC and (iii) ordinary income from a Mark-to-Market Election with respect to a PFIC. Qualified dividend income eligible for these special rules is not actually treated as capital

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gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. These special rules relating to the taxation of qualified dividend income paid by the Fund to Common Shareholders who are individuals generally apply to taxable years beginning on or before December 31, 2012. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified dividend income or will be eligible for the dividends received deduction.

     A dividend (whether paid in cash or reinvested in additional Fund Common Shares) will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a Common Shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the Common Shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the Common Shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

     Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

     Common Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, Common Shareholders that have capital losses are urged to consult their tax advisers.

     Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

     The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Common Shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

     The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

     Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Common Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

     The sale or other disposition of Common Shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed

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capital gain dividend) by you with respect to such Common Shares. Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

     Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15% with respect to taxable years beginning on or before December 31, 2012 (20% thereafter).

     A Common Shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain or upon the sale or other disposition of Common Shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s Common Shares.

     For the Fund’s taxable years beginning before January 1, 2012, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). Depending on its circumstances, however, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of Common Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

     In addition, after December 31, 2012, withholding at a rate of 30% will be required on dividends in respect of, and gross proceeds from the sale of, Common Shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons. Accordingly, the entity through which Common Shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, Common Shares held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial U.S. owners” or (ii) provides certain information regarding the entity’s “substantial U.S. owners,” which we will in turn provide to the Secretary of the Treasury. Non-U.S. Common Shareholders are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in our Common Shares.

     The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to non-corporate Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup

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withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

     The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Common Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

GENERAL INFORMATION

Book-Entry-Only Issuance

     The Depository Trust Company (“DTC”) will act as securities depository for the Common Shares offered pursuant to the prospectus. The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

     Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

     DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such

B–35

participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

     DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Policy and Procedures and Proxy Voting Record

     The Fund has delegated the voting of proxies relating to its portfolio securities to the Sub-Adviser. The Sub-Adviser’s Proxy Voting Policy is included as Appendix B to this SAI.

     Information on how the Fund voted proxies relating to portfolio securities during the most recent twelvemonth period ended June 30 is available without charge, upon request, by calling (800) 851-0264. The information is also available on the SEC’s web site at www.sec.gov.

Legal Counsel

     Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, is special counsel to the Fund in connection with the issuance of the Common Shares.

Independent Registered Public Accounting Firm

     Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund. The Fund’s audited financial statements appearing in the Fund’s annual report to shareholders for the period ended May 31, 2010, including accompanying notes thereto and the report of Ernst & Young LLP thereon, have been incorporated by reference in this SAI in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Codes of Ethics

     The Fund, the Investment Adviser and the Sub-Adviser each have adopted a code of ethics. The codes of ethics set forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Sub-Adviser and their affiliates, as applicable. The codes of ethics of the Fund, the Investment Adviser and the Sub-Adviser are on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     The Fund’s (i) audited financial statements appearing in the Fund’s annual report to shareholders for the period ended May 31, 2010, including accompanying notes thereto and the report of Ernst & Young LLP thereon, and (ii) unaudited financial statements appearing in the Fund’s semi-annual report to shareholders for the period ended November 30, 2010, are incorporated by reference in this SAI. Shareholder reports are available upon request and without charge by calling (800) 345-7999 or by writing the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532. All other portions of the Fund’s annual and semi-annual report to shareholders are not incorporated herein by reference and are not part of the Fund’s registration statement, this SAI, the Prospectus or any prospectus supplement.

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Appendix A

DESCRIPTION OF SECURITIES RATINGS

STANDARD & POOR’S CORPORATION

A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows.

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A–1

BB, B, CCC, CC, and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A–2

B A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (S&Ps Underlying Rating) This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions.

A S&P’s U.S. Municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

A–3

Dual Ratings S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The ratings and other credit related opinions of S&P and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. S&P assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. S&P’s opinions and analyses do not address the suitability of any security. S&P’s Financial Services LLC does not act as a fiduciary or an investment advisor. While S&P has obtained information from sources it believes to be reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently Applied and/or Outstanding)

i This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the

A–4

obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final.
Preliminary ratings may also be assigned to these entities’ obligations.

•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well- formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited Unsolicited ratings are those credit ratings assigned at the initiative of S&P and not at the request of the issuer or its agents.

MOODY’S INVESTORS SERVICE, INC.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows.

Long-Term Obligation Ratings. Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

A–5

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings. Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations. P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations. P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations. NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

A–6

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Other Ratings Symbols

e Expected Ratings Indicator. To address market demand for timely information on particular types of credit ratings, Moody’s has licensed to certain third parties the right to generate “Expected Ratings.” Expected Ratings are designated by an “e” after the rating code, and are intended to anticipate Moody’s forthcoming rating assignments based on reliable information from third party sources (such as the issuer or underwriter associated with the particular securities) or established Moody’s rating practices. Expected Ratings will exist only until Moody’s assigns a rating to the instrument. For Medium-Term Notes (MTNs), Expected Ratings indicate that Moody’s is awaiting confirmation of details related to a specific drawdown or note from a principal in the transaction. Medium-Term notes are typically, but not always, assigned the same rating as the note’s program rating. Consistent with Moody’s rating practices, the specific rating assigned to an MTN drawdown will be the same as the program rating, unless the security has certain credit-linked or other differentiating characteristics. Please refer to Moody’s current rating definition for details. Market participants may contact Moody’s Ratings Desk or visit www.moodys.com if they have questions regarding Expected Ratings.

(P) Provisional Ratings. As a service to the market and typically at the request of an issuer, Moody’s will assign a provisional rating when it is highly likely that the rating will become final after all documents are received, or an obligation is issued into the market. A provisional rating is denoted by placing a (P) in front of the rating. Such ratings may also be assigned to shelf registrations under the SEC rule 415.

# Refundeds. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, e.g., #Aaa.

WR Withdrawn. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed.

NR Not Rated. The symbol NR is assigned to unrated obligations, issuers and/or programs.

NAV Not Available. An issue that Moody’s has not yet rated is denoted by the NAV symbol.

A–7

TWR Terminated Without Rating. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

FITCH RATINGS, INC.

A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows.

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch website.

Long-Term Credit Ratings Scales

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC Substantial credit risk. Default is a real possibility.

CC Very high levels of credit risk. Default of some kind appears probable.

C Exceptionally High Levels of Credit Risk. Default is imminent or inevitable, or the issuer is in standstill.

Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

A–8

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c.	Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;
b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d.	execution of a coercive debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations for the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

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•	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

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Appendix B

Guggenheim Partners Asset Management, LLC
Proxy Voting Policy and Procedures

I.      Introduction/Purpose

Guggenheim Partners Asset Management, LLC (“GPAM”) has adopted these Proxy Voting Policies and Procedures (“Proxy Policies”) to guide how GPAM votes proxies with respect to equity securities held in accounts of its clients. (Note, references herein to “client” shall refer to the various pooled investment vehicles as well as separate accounts for which GPAM acts as manager.)

II.     Proxy Voting Responsibilities

The portfolio managers, under the auspices of the Director of Operations, shall be responsible for evaluating and voting proxies in accordance with the guidelines hereunder. The portfolio manager, in consultation with the Director of Operations, shall be responsible for identifying any material conflicts of interest on the part of GPAM or its personnel that may affect particular proxy votes and resolving any material conflicts identified. The Director of Operations is responsible for administering, overseeing and recommending updates to these Proxy Policies as may be appropriate from time to time.

In addition, the Director of Operations (in consultation with the CCO or senior management of GPAM, as may be necessary) shall be responsible for: assisting portfolio managers in analyzing and evaluating particular proposals presented for vote; determining when and how proxies should be voted other than in accordance with the general rules and criteria set forth below; implementing procedures reasonably designed to ensure that proxies are received and voted in a timely manner; and making and keeping all required records with respect to proxies voted by GPAM.

III.     Proxy Guidelines

Generally, GPAM will vote proxies in accordance with the following guidelines. These are only guidelines, are not exhaustive and therefore do not cover all potential voting issues. They may be changed or supplemented from time to time. Voting decisions not covered by these guidelines will be made in accordance with other provisions of these Proxy Policies or as may be deemed reasonably appropriate by senior management of GPAM. In addition, because individual matters to be voted and the circumstances of issuers of the securities being voted vary, there may be instances when GPAM will not strictly adhere to these guidelines in making its voting decision. At any time, GPAM may seek voting instructions from its clients.

In reviewing proxy issues, GPAM will apply the following general policies:

A. Corporate Governance

GPAM will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

B. Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management-proposed slate of directors. That being said, we may withhold votes for directors who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares.

C. Appointment of Auditors

GPAM will generally support management’s recommendation.

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D. Changes in Legal and Capital Structure

Absent a compelling reason to the contrary, GPAM will cast its votes in accordance with the company’s management on such proposals.

E. Corporate Restructurings, Mergers and Acquisitions

GPAM will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts who cover the company and the investment professionals managing the portfolios in which the stock is held.

F. Proposals Affecting Shareholder Rights

GPAM will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

G. Anti-Takeover Measures

GPAM will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

H. Executive Compensation

GPAM will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval.

I. Social and Corporate Responsibility

GPAM will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

J. Matters Not Covered

The Portfolio Manager and Director of Operations shall consider specific proxy voting matters as necessary. The Director of Operations and CCO may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the Director of Operations and CCO monitor adherence to these policies.

IV.     Conflicts of Interest

GPAM recognizes that there may be a potential conflict of interest when we vote a proxy. To that end, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the Portfolio Manager, Director of Operations and CCO will take reasonable steps to evaluate the nature of GPAM’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the Legal/Compliance Department any potential conflict that they are aware of (including personal relationships); (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interest exists, reviewing our proposed vote by applying a

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series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances GPAM considers the recommendation of third party research services, the Director of Operations will take reasonable steps to verify that any third party research service is in fact independent, based on all of the relevant facts and circumstances. This includes among other things, analyzing whether the third party research service: (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

V.      When GPAM May Not Vote Proxies

GPAM may not vote proxies in certain circumstances, including situations where: (a) the securities being voted are no longer held by the client; (b) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (c) GPAM concludes that the cost of voting the proxy is likely to exceed the expected benefit to the client.

VI.     Proxies of Certain Non-U.S. Issuers

Voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent GPAM from voting such proxies. For example, GPAM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require GPAM to provide local agents with power of attorney prior to implementing GPAM’s voting instructions. Although it is GPAM’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-U.S. issuers, we vote proxies on a best efforts basis.

VII.    Proxy Voting Records

Clients may obtain information about how GPAM voted proxies on their behalf by contacting their GPAM administrative representative. Alternatively, clients may make a written request for proxy voting information to: Chief Compliance Officer, Guggenheim Partners Asset Management, LLC 100 Wilshire Blvd. Ste. 500, Santa Monica, CA 90401.

VIII.           Maintenance of Proxy Voting Records

As required by Rule 204-2 under the Investment Advisers Act of 1940, GPAM will maintain the following records relating to proxy voting for a period of at least six years:

(i)	A copy of these Proxy Policies, as they may be amended from time to time;
(ii)	Copies of proxy statements received regarding client securities, unless these materials are available electronically through the SEC’s EDGAR system;
(iii)	A record of each proxy vote cast on behalf of its clients;
(iv)	A copy of internal documents created by GPAM that were material to making the decision how to vote proxies on behalf of its clients; and
(v)	Each written client request for information on how GPAM voted proxies on behalf of the client and all written responses by GPAM to oral or written client requests for such proxy voting information.

IX.     Disclosure

GPAM will provide clients a summary of these Policies, either directly or by delivering to each client of a copy of its Form ADV, Part II that contains a summary, and also will provide clients information on how a client may obtain a copy of the full text of these Proxy Policies and a record of how GPAM has voted the client’s proxies. A copy of these materials will be provided promptly to clients on request.

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